SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
                                                                     -----

         File No. 33-19589:

         Pre-Effective Amendment No.____

         Post-Effective Amendment No._20_                              X
                                                                     -----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X
                                                                     -----

         File No. 811-5447:

         Amendment No._22_


         AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
         (Exact Name of Registrant as Specified in Charter)

         4500 Main Street, Kansas City, MO  64111
         (Address of Principal Executive Offices)

         Registrant's Telephone Number, including Area Code:  (816) 531-5575

         Douglas A. Paul
         Secretary, Vice President
         and General Counsel
         1665 Charleston Road, Mountain View, CA  94043
         (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  First Offered 8/17/88

It is proposed that this filing become effective:

   _____  immediately upon filing pursuant to paragraph (b) of Rule 485
   __X__  on September 2, 1997 pursuant to paragraph (b) of Rule 485
   _____  60 days after filing pursuant to paragraph (a) of Rule 485
   _____  on (date) pursuant to paragraph (a)(1) of Rule 485
   _____  75 days after filing pursuant to paragraph (a) (2) of Rule 485
   _____  on (date) pursuant to paragraph (a)(2) of Rule 485


--------------------------------------------------------------------------------
Registrant has elected to register an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 27, 1997, the Registrant filed a Rule 24f-2 Notice on Form 24f-2 with respect to its fiscal year ended December 31, 1996.

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    1933 Act Post-Effective Amendment No. 20
                            1940 Act Amendment No. 22

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

PART A:  PROSPECTUS

ITEM      PROSPECTUS CAPTION

1         Cover Page

2         Transaction and Operating Expense Table

3         Financial   Highlights,   Performance   Information  of  Other  Class,
          Performance Advertising

4 Management, Further Information About American Century, Investment Objectives of the Funds, Investment Policies of the Funds, Risk Factors and Investment Techniques, Other Investment Practices, Their Characteristics and Risks

5         Management

5A        Not Applicable

6 Further Information About American Century, How to Redeem Shares, Cover Page, Distributions, Taxes

7 Cover Page, Distribution of Fund Shares, How to Open an Account, Share Price, Transfer and Administrative Services

8         How to Redeem Shares, Transfer and Administrative Services

9         Not Applicable



PART B:  STATEMENT OF ADDITIONAL INFORMATION

ITEM      STATEMENT OF ADDITIONAL INFORMATION CAPTION

10        Cover Page

11        Table of Contents

12        About American Century Quantitative Equity Funds

13 Investment Policies and Techniques, Investment Restrictions, Portfolio Transactions

14        Directors and Officers

15        Additional Purchase and Redemption Information, Directors and Officers

16 Management, Transfer and Administrative Services, About American Century Quantitative Equity Funds

17        Portfolio Transactions

18        About American Century Quantitative Equity Funds

19 Additional Purchase and Redemption Information, Valuation of Portfolio Securities

20        Taxes

21        Distribution  of  Fund  Shares,  Additional  Purchase  and  Redemption
          Information

22        Performance

23        Cover Page

                                   PROSPECTUS

                            [american century logo]
                                    American
                                  Century(sm)


                                SEPTEMBER 2, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP


                                 Income & Growth
                                  Equity Growth


INVESTOR CLASS

[front cover]

                              AMERICAN CENTURY INVESTMENTS
                                    FAMILY OF FUNDS

  American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                        AMERICAN CENTURY INVESTMENTS

       BENHAM                AMERICAN CENTURY         TWENTIETH CENTURY(reg.tm)
     GROUP(reg.tm)                 GROUP                     GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION             GROWTH FUNDS
GOVERNMENT BOND FUNDS         & BALANCED FUNDS          INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

                              Income & Growth
                               Equity Growth



                                   PROSPECTUS


                                SEPTEMBER 2, 1997


                                 Income & Growth

                                  Equity Growth

                                 INVESTOR CLASS

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

  American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that seek capital appreciation are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

  Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

    This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 2, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                              AMERICAN CENTURY INVESTMENTS
                           4500 Main Street * P.O. Box 419200
                   Kansas City, Missouri 64141-6200 * 1-800-345-2021
                           International calls: 816-531-5575
                        Telecommunications Device for the Deaf:
                       1-800-634-4113 * In Missouri: 816-444-3485
                           Internet: www.americancentury.com


  Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                     1


                       INVESTMENT OBJECTIVES OF THE FUNDS


AMERICAN CENTURY INCOME & GROWTH FUND

  Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks.


AMERICAN CENTURY EQUITY GROWTH FUND

  Equity Growth seeks capital appreciation by investing in common stocks.


                   There is no assurance that the Funds will
                 achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2  INVESTMENT OBJECTIVES                           AMERICAN CENTURY INVESTMENTS


                                   TABLE OF CONTENTS

Investment Objectives of the Funds ..................................... 2
Transaction and Operating Expense Table ................................ 4
Financial Highlights ................................................... 5


INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds ....................................... 7
  Income & Growth ...................................................... 7
  Equity Growth ........................................................ 7
Risk Factors and Investment Techniques ................................. 7
  Portfolio Optimization ............................................... 7
  Investments in Stocks ................................................ 7
Other Investment Practices, Their Characteristics
  and Risks ............................................................ 9
  Portfolio Turnover ................................................... 9
  Convertible Securities ............................................... 9
  Futures Contracts
    and Options Thereon ................................................ 9
  Short-Term Instruments ...............................................10
  Foreign Securities ...................................................10
  Securities Lending ...................................................10
  Other Techniques .....................................................10
Performance Advertising ................................................10


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ...........................................12
Investing in American Century ..........................................12
How to Open an Account .................................................12
  By Mail ..............................................................12
  By Wire ..............................................................12
  By Exchange ..........................................................13
  In Person ............................................................13
Subsequent Investments .................................................13
  By Mail ..............................................................13
  By Telephone .........................................................13
  By Online Access .....................................................13
  By Wire ..............................................................13
  In Person ............................................................13
  Automatic Investment Plan ............................................13
How to Exchange from One Account to Another ............................13
  By Mail ..............................................................14
  By Telephone .........................................................14
  By Online Access .....................................................14
How to Redeem Shares ...................................................14
  By Mail ..............................................................14
  By Telephone .........................................................14
  By Check-A-Month .....................................................14
  Other Automatic Redemptions ..........................................14
Redemption Proceeds ....................................................14
  By Check .............................................................14
  By Wire and ACH ......................................................14
  Redemption of Shares in Low-Balance Accounts .........................14
Signature Guarantee ....................................................15
Special Shareholder Services ...........................................15
  Automated Information Line ...........................................15
  Online Account Access ................................................15
  Open Order Service ...................................................15
  Tax-Qualified Retirement Plans .......................................16
Important Policies Regarding Your Investments ..........................16
Reports to Shareholders ................................................17
Employer-Sponsored Retirement Plans and
  Institutional Accounts ...............................................17


ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ............................................................18
  When Share Price Is Determined .......................................18
  How Share Price Is Determined ........................................18
  Where to Find Information About Share Price ..........................18
Distributions ..........................................................19
Taxes ..................................................................19
  Tax-Deferred Accounts ................................................19
  Taxable Accounts .....................................................19
Management .............................................................20
  Investment Management ................................................20
  Code of Ethics .......................................................21
  Transfer and Administrative Services .................................21
Distribution of Fund Shares ............................................22
Further Information About American Century .............................22


PROSPECTUS                                                TABLE OF CONTENTS    3

                        TRANSACTION AND OPERATING EXPENSE TABLE


                                                         Income & Growth                  Equity Growth

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ...................    none                           none
Maximum Sales Load Imposed on Reinvested Dividends ........    none                           none
Deferred Sales Load .......................................    none                           none
Redemption Fee(1) .........................................    none                           none
Exchange Fee ..............................................    none                           none


ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of net assets)

Management Fees(2) ........................................    0.70%                         0.70%
12b-1 Fees ................................................    none                           none
Other Expenses(3) .........................................    0.01%                         0.01%
Total Fund Operating Expenses .............................    0.71%                         0.71%


 EXAMPLE
You would pay the following expenses on a             1 year    $ 7                           $ 7
$1,000 investment, assuming a 5% annual return and    3 years    23                            23
redemption at the end of each time period:            5 years    39                            39
                                                     10 years    88                            88

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by American Century Investment Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. see "Management - Transfer and Administrative Services," page 21.

(3) Other Expenses, which includes the fees and expenses (including legal counsel fees) of those Directors who are not "interested persons" as defined in the Investment Company Act of 1940, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the Funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by regulations.

  NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Funds offer two other classes of shares, primarily to institutional investors, that have a different fee structure than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," page 22.


4  TRANSACTION AND OPERATING EXPENSE TABLE         AMERICAN CENTURY INVESTMENTS


                                  FINANCIAL HIGHLIGHTS
                                    INCOME & GROWTH

 The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                           1996     1995      1994      1993      1992      1991     1990(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................... $17.81   $13.92    $15.08    $14.11    $13.53    $10.12    $10.00
                                          ------   ------    ------    ------    ------    ------    ------

Income From Investment Operations

 Net Investment Income ..................   0.44     0.42      0.44      0.43      0.42      0.48      0.01

 Net Realized and Unrealized Gain
 (Loss) on Investment Transactions ......   3.79     4.64     (0.53)     1.15      0.62      3.56      0.12
                                          ------   ------    ------    ------    ------    ------    ------

 Total From
 Investment Operations ..................   4.23     5.06     (0.09)     1.58      1.04      4.04      0.13
                                          ------   ------    ------    ------    ------    ------    ------

Distributions

 From Net Investment Income .............  (0.44)   (0.42)    (0.43)    (0.43)    (0.41)    (0.47)    (0.01)

 From Net Realized Capital Gains ........  (1.44)   (0.75)    (0.64)    (0.18)    (0.05)    (0.16)      --
                                          ------   ------    ------    ------    ------    ------    ------

 Total Distributions ....................  (1.88)   (1.17)    (1.07)    (0.61)    (0.46)    (0.63)    (0.01)
                                          ------   ------    ------    ------    ------    ------    ------

Net Asset Value, End of Period .......... $20.16   $17.81     $13.92    $15.08    $14.11    $13.53    $10.12
                                          ======   ======    =======   ======    =======   =======   =======

Total Return(2) ......................... 24.15%   36.88%    (0.55)%    11.31%     7.86%    39.08%     1.29%


 RATIOS/SUPPLEMENTAL DATA

 Ratio of Operating Expenses
 to Average Net Assets(3) ...............  0.62%     0.67%      0.73%     0.75%     0.75%     0.50%     --

 Ratio of Net Investment Income
 to Average Net Assets ..................  2.32%     2.61%      2.96%     2.90%     3.16%     4.03%     2.09%(4)

 Portfolio Turnover Rate ................    92%      70%         68%       31%       63%      140%     --

 Average Commission Paid per
 Investment Security Traded .............$0.0389   $0.0300       --(5)    --(5)      --(5)     --(5)    --(5)

 Net Assets, End
 of Period (in thousands) ..............$717,695  $373,701    $224,939  $230,191  $141,221   $59,318    $991

(1) December 17, 1990 (inception), through December 31, 1990.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

(4) Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


PROSPECTUS                                             FINANCIAL HIGHLIGHTS   5


                              FINANCIAL HIGHLIGHTS
                                  EQUITY GROWTH

 The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                           1996     1995      1994      1993      1992     1991(1)


 PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................... $14.25   $11.53    $12.12    $11.68    $11.57    $10.00
                                          ------   ------    ------    ------    ------    ------

Income From Investment Operations

 Net Investment Income ..................   0.27     0.26     0.30      0.23      0.26      0.34

 Net Realized and Unrealized Gain
 (Loss) on Investment Transactions ......   3.55     3.70    (0.33)     1.10      0.23      1.65
                                          ------   ------    ------    ------    ------    ------

 Total From
 Investment Operations ..................   3.82     3.96    (0.03)     1.33      0.49      1.99
                                          ------   ------    ------    ------    ------    ------

Distributions

 From Net Investment Income ............. (0.26)   (0.23)   (0.30)     (0.23)    (0.23)    (0.29)

 From Net Realized Capital Gains
  on Investment Transactions ............ (1.85)   (1.01)   (0.26)     (0.66)    (0.15)    (0.13)
                                          ------   ------    ------    ------    ------    ------

 Total Distributions .................... (2.11)   (1.24)   (0.56)     (0.89)    (0.38)    (0.42)
                                          ------   ------    ------    ------    ------    ------

Net Asset Value, End of Period .......... $15.96   $14.25   $11.53     $12.12    $11.68    $11.57
                                          ======   ======   =======    ======    ======    ======

 Total Return(2) ........................ 27.34%   34.56%   (0.23)%    11.42%     4.13%    17.48%


 RATIOS/SUPPLEMENTAL DATA

 Ratio of Operating Expenses
 to Average Net Assets(3) ............... 0.63%    0.71%    0.75%     0.75%      0.75%    0.35%(4)

 Ratio of Net Investment Income
 to Average Net Assets .................. 1.74%    1.96%    2.26%     2.04%      2.33%    3.29%(4)

 Portfolio Turnover Rate ................  131%    126%       94%       97%       114%    89.22%

 Average Commission Paid per
 Investment Security Traded ............$0.0385  $0.0320     --(5)     --(5)      --(5)      --(5)

 Net Assets, End
 of Period (in thousands) .............$274,433 $159,450   $97,437   $96,284    $73,592   $38,95

(1) May 9, 1991 (inception), through December 31, 1991.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to december 31, 1994, include expenses paid through expense offset arrangements.

(4) Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


6   FINANCIAL HIGHLIGHTS                            AMERICAN CENTURY INVESTMENTS


                         INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

  The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INCOME & GROWTH

  Income & Growth's investment objective is to seek dividend growth, current income, and capital appreciation by investing in common stocks.

  Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.

EQUITY GROWTH

  Equity Growth's investment objective is to seek capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital growth. The Manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.


RISK FACTORS AND INVESTMENT TECHNIQUES

PORTFOLIO OPTIMIZATION

  The Manager uses quantitative management strategies in pursuit of each Fund's investment objective. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

  The primary management technique the Manager uses is portfolio optimization. The Manager constructs the Funds' portfolios to match the risk characteristics of the S&P 500 and then optimizes each portfolio to achieve the desired balance of risk and return potential. With respect to Income & Growth, this includes targeting a dividend yield that exceeds that of the S&P 500.

  The Funds' portfolio holdings are drawn primarily from equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization). Equity Growth may also invest in small capitalization stocks of companies that, in the Manager's opinion, have growth potential consistent with the Fund's investment objective.

  Portfolio optimization may cause a Fund to be more heavily invested in some industries than in others. However, neither Fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, each Fund is a "diversified" investment company as defined in the Investment Company Act of 1940 (the "Investment Company Act"). This means that investments in any single issuer are limited to restrictions under the Investment Company Act.

  Each Fund may invest in securities or engage in transactions involving instruments other than equity securities, as discussed in the section titled "OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS," page 9.

INVESTMENTS IN STOCKS

  The Funds may be an appropriate component of a stock portfolio for investors seeking total return through diversified investments in stocks, bonds, and short-term instruments. The Funds invest primarily in stocks, which may enhance inflation-adjusted returns.


PROSPECTUS                                 INFORMATION REGARDING THE FUNDS     7


The following chart illustrates how stocks have historically outpaced inflation and produced higher returns than bonds. Depending on your age and investment horizon, one Fund may be more appropriate for you. If you seek a steady stream of monthly investment income, Income & Growth may be best for you. If you primarily seek capital appreciation, Equity Growth may be most appropriate for you. Of course, no single mutual fund can provide a balanced investment plan.

[line graph - data below]

CHART 1-Growth of Stocks, Bonds & Inflation
               S&P 500     Govt. Bonds      Inflation
Dec-25          1.00           1.00           1.00
Dec-26          1.12           1.08           0.99
Dec-27          1.53           1.17           0.96
Dec-28          2.20           1.18           0.96
Dec-29          2.02           1.22           0.96
Dec-30          1.52           1.27           0.90
Dec-31          0.86           1.20           0.81
Dec-32          0.79           1.41           0.73
Dec-33          1.21           1.41           0.73
Dec-34          1.20           1.55           0.75
Dec-35          1.77           1.62           0.77
Dec-36          2.37           1.75           0.78
Dec-37          1.54           1.75           0.80
Dec-38          2.02           1.85           0.78
Dec-39          2.01           1.96           0.78
Dec-40          1.81           2.08           0.79
Dec-41          1.60           2.10           0.86
Dec-42          1.93           2.16           0.94
Dec-43          2.43           2.21           0.97
Dec-44          2.91           2.27           0.99
Dec-45          3.96           2.51           1.01
Dec-46          3.64           2.51           1.20
Dec-47          3.85           2.45           1.31
Dec-48          4.06           2.53           1.34
Dec-49          4.83           2.69           1.32
Dec-50          6.36           2.69           1.39
Dec-51          7.89           2.59           1.48
Dec-52          9.34           2.62           1.49
Dec-53          9.24           2.71           1.50
Dec-54          14.11          2.91           1.49
Dec-55          18.56          2.87           1.50
Dec-56          19.78          2.71           1.54
Dec-57          17.65          2.91           1.59
Dec-58          25.30          2.73           1.61
Dec-59          28.32          2.67           1.64
Dec-60          28.45          3.04           1.66
Dec-61          36.11          3.07           1.67
Dec-62          32.95          3.28           1.69
Dec-63          40.47          3.32           1.72
Dec-64          47.14          3.44           1.74
Dec-65          53.01          3.46           1.78
Dec-66          47.67          3.59           1.84
Dec-67          59.10          3.26           1.89
Dec-68          65.64          3.25           1.98
Dec-69          60.06          3.09           2.10
Dec-70          62.47          3.46           2.22
Dec-71          71.41          3.92           2.29
Dec-72          84.96          4.14           2.37
Dec-73          72.50          4.09           2.58
Dec-74          53.31          4.27           2.89
Dec-75          73.14          4.67           3.10
Dec-76          90.58          5.45           3.24
Dec-77          84.08          5.41           3.46
Dec-78          89.59          5.35           3.78
Dec-79          106.11         5.28           4.28
Dec-80          140.51         5.07           4.81
Dec-81          133.62         5.17           5.24
Dec-82          162.22         7.25           5.44
Dec-83          198.75         7.30           5.65
Dec-84          211.20         8.43           5.87
Dec-85          279.12         11.04          6.10
Dec-86          330.67         13.74          6.16
Dec-87          347.97         13.37          6.44
Dec-88          406.46         14.67          6.72
Dec-89          534.46         17.32          7.03
Dec-90          517.50         18.39          7.46
Dec-91          675.59         21.94          7.69
Dec-92          727.41         23.71          7.91
Dec-93          800.08         28.03          8.13
Dec-94          810.54         25.86          8.35
Dec-95        1,113.92         34.04          8.56
Dec-96        1,370.90         33.73          8.85

Sources: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.


  In contrast to bond investors, common stock investors forego the certainty of coupon interest payments. However, they enjoy the potential for increased dividend income if the issuing company prospers. As indicated below, Chart 2 compares the growth of dividends from S&P 500 stocks with the rate of inflation over a 50-year period.

[line graph - data below]

CHART 2-Growth of Dividends vs. Inflation
                  Inflation            S&P 500 Dividends
Dec-46              1.00                    1.00
Dec-47              1.09                    1.18
Dec-48              1.12                    1.31
Dec-49              1.10                    1.61
Dec-50              1.16                    2.07
Dec-51              1.23                    1.99
Dec-52              1.24                    1.99
Dec-53              1.25                    2.04
Dec-54              1.24                    2.17
Dec-55              1.25                    2.31
Dec-56              1.28                    2.45
Dec-57              1.32                    2.52
Dec-58              1.35                    2.46
Dec-59              1.37                    2.58
Dec-60              1.39                    2.75
Dec-61              1.40                    2.85
Dec-62              1.41                    3.00
Dec-63              1.44                    3.21
Dec-64              1.45                    3.52
Dec-65              1.48                    3.83
Dec-66              1.53                    4.04
Dec-67              1.58                    4.11
Dec-68              1.65                    4.32
Dec-69              1.75                    4.45
Dec-70              1.85                    4.42
Dec-71              1.91                    4.32
Dec-72              1.98                    4.44
Dec-73              2.15                    4.76
Dec-74              2.41                    5.07
Dec-75              2.58                    5.18
Dec-76              2.71                    5.70
Dec-77              2.89                    6.58
Dec-78              3.15                    7.14
Dec-79              3.57                    7.96
Dec-80              4.01                    8.68
Dec-81              4.37                    9.34
Dec-82              4.54                    9.68
Dec-83              4.71                    9.99
Dec-84              4.90                    10.61
Dec-85              5.08                    11.13
Dec-86              5.14                    11.66
Dec-87              5.37                    12.41
Dec-88              5.60                    13.70
Dec-89              5.86                    15.56
Dec-90              6.22                    17.04
Dec-91              6.41                    17.18
Dec-92              6.60                    17.44
Dec-93              6.78                    17.72
Dec-94              6.96                    18.56
Dec-95              7.14                    19.42
Dec-96              7.38                    20.99

Sources: Ibbotson Associates, Stocks, Bonds, Bills and Inflation and Standard and Poor's Security Price Index Record


  Historical equity index returns suggest that stocks provide superior investment returns over the long term. Over short periods of time, however, the prices of individual stocks and the stock market as a whole can be very volatile. The table below shows best and worst average annual total returns for the S&P 500 over time spans of one, five, 10 and 20 years between 1926 and 1996.


VARIABILITY OF S&P 500 RETURNS
--------------------------------------------------------------------------------

               1 YR            5 YRS           10 YRS          20 YRS
Best           53.99%          23.92%           20.06%          16.86%
Worst          -43.34%         -12.47%          -0.89%          3.11%
--------------------------------------------------------------------------------

SOURCE: IBBOTSON ASSOCIATES, Stocks, Bonds, Bills and Inflation. THIS ANALYSIS IS BASED ON HISTORICAL ANNUAL TOTAL RETURN FIGURES FOR THE S&P 500.


  Notice that the difference between the best and worst return decreases as the measure of time increases. Stock market investing may not make sense for you unless you are prepared to ride out the markets' ups and downs.

  As indicated below, Chart 3 compares the historical risk vs. reward characteristics of stocks (represented by the S&P 500), bonds (represented by a 20-year U.S. Treasury bond), and Treasury bills. As you can see, historically, stocks have provided higher returns at greater risk than Treasury bonds and bills over the long term.

[bullet chart - data below]

CHART 3-Risk vs. Reward  (1926-1996)
                              T-Bills   Govt. Bonds    S&P 500
Average  Annual Total  Return  3.74%       5.08%        10.71%
Standard  Deviation            3.26%       9.21%        20.32%

Source: Ibbotson Associates,  Stocks, Bonds, Bills and Inflation.

  The historical S&P 500 data presented here are not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Funds, during the periods shown. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. Investors cannot invest directly in the


8    INFORMATION REGARDING THE FUNDS                AMERICAN CENTURY INVESTMENTS


S&P 500. The historical conditions that gave rise to the patterns illustrated here may not be repeated. Transaction costs and other expenses of managing a common stock portfolio are not reflected in the figures shown. S&P 500 is a registered service mark of standard and poor's corporation.


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS


  For additional information regarding the investment practices of the Funds, see the Statement of Additional Information.


PORTFOLIO TURNOVER

  The portfolio turnover rates of the Funds are shown in the Financial Highlights tables on pages 5 and 6 of this Prospectus.

  Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives, and accordingly, the annual portfolio turnover rate cannot be accurately predicted.

  The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the Funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.


CONVERTIBLE SECURITIES

  Although the Funds' equity investments consist primarily of common stock, each Fund may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, and warrants. The Manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.


FUTURES CONTRACTS AND OPTIONS THEREON

  The Funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

  For options sold, a Fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

  A Fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

  The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

  Since futures contracts and options thereon can replicate movements in the markets for the securities in which a Fund invests without the large cash investments required for dealing in such markets, they may subject a Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

  The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

  See the Statement of Additional Information for


PROSPECTUS INFORMATION                         REGARDING THE FUNDS     9


further information about these instruments and their risks.


SHORT-TERM INSTRUMENTS

  For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less.

  Each Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the Manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

  Each fund may invest up to 5% of its total assets in any money market fund advised by the Manager, provided that the investment is consistent with the Funds' respective investment policies and restrictions.


FOREIGN SECURITIES

  Each Fund may invest in securities of foreign issuers, including instruments that trade on domestic or foreign securities exchanges in U. S. dollars or foreign currencies. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.


SECURITIES LENDING

  In order to realize additional income, each Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund making the loan must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. This practice could result in a loss or a delay in recovering the Fund's securities.

  A fund's loans may not exceed 33-1/3% of its total assets.


OTHER TECHNIQUES

  The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.


PERFORMANCE ADVERTISING

  From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Investor Class and for the other classes offered by the Funds.

  Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

  A quotation of yield reflects a Fund's income over a stated period of time expressed as a percentage of the Fund's share price. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

  Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of Fund expenses) calculated on each day's market


10  INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

  Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

  The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

  All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                              INFORMATION REGARDING THE FUNDS    11


                                   HOW TO INVEST WITH
                              AMERICAN CENTURY INVESTMENTS


AMERICAN CENTURY INVESTMENTS

  The Funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


INVESTING IN AMERICAN CENTURY

  The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

  If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 17.


HOW TO OPEN AN ACCOUNT

  To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

  The minimum investment is $2,500 ($1,000 for IRAs). These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 13.

  The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

  Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

  You may invest in the following ways:


BY MAIL

  Send a completed application and check or money order payable in U.S. dollars to American Century Investments.


BY WIRE

  You may make your initial  investment  by wiring  funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

* RECEIVING BANK AND ROUTING NUMBER:

  Commerce Bank, N.A. (101000019)


* BENEFICIARY (BNF):

  American Century Services Corporation

  4500 Main St., Kansas City, Missouri 64111


* BENEFICIARY ACCOUNT NUMBER (BNF ACCT):

  2804918


* REFERENCE FOR BENEFICIARY (RFB):

  American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.


* ORIGINATOR TO BENEFICIARY (OBI):

  Name and address of owner of account into which you are investing.


* BANK TO BANK INFORMATION

  (BBI OR FREE FORM TEXT):

  * Taxpayer identification or Social Security number.

  * If more than one account, account numbers and amount to be invested in each account.


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


  *  Current  tax year,  previous  tax year or rollover  designation  if an IRA.
     Specify  whether  IRA,  SEP-IRA,  SARSEP-IRA,  SIMPLE  Employer  or  SIMPLE
     Employee.


BY EXCHANGE

  Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.


IN PERSON

  If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

  4500 Main Street, Kansas City, Missouri 64111

  4917 Town Center, Drive Leawood, Kansas 66211

  1665 Charleston Road, Mountain View, California 94043

  2000 S. Colorado Blvd., Denver, Colorado 80222


SUBSEQUENT INVESTMENTS

  Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL

  When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for Subsequent investments is higher without an investment slip.)


BY TELEPHONE

  Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.


BY ONLINE ACCESS

  Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.


BY WIRE

  You may make subsequent investments by wire. Follow the wire transfer instructions on page 12 and indicate your account number.


IN PERSON

  You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

  You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.


HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

  As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the funds issued by American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 18.

  For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our


PROSPECTUS                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    13


Investor Services Guide for further information about exchanges.


BY MAIL

  You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.


BY TELEPHONE

  You can make exchanges over the phone (either with an Investor Services Representative or using our Automated Information Line-see page 15) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.


BY ONLINE ACCESS

  You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.


HOW TO REDEEM SHARES

  We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

  Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.


BY MAIL

  Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 15.


BY TELEPHONE

  If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.


BY CHECK-A-MONTH

  If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call to request our Check-A-Month brochure.


OTHER AUTOMATIC REDEMPTIONS

  If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds directly to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.


REDEMPTION PROCEEDS

  Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

  Redemption proceeds may be sent to you in one of the following ways:


BY CHECK

  Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.


BY WIRE AND ACH

  You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

  Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

  Whenever the shares held in an account have a value of less than the required minimum, a letter will


14 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


be sent advising you of to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.


SIGNATURE GUARANTEE


  To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

  *  redeeming more than $25,000; or

  * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

  You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

  For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

  We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.


SPECIAL SHAREHOLDER SERVICES

  We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

  Our special shareholder services include:


AUTOMATED INFORMATION LINE

  We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.


ONLINE ACCOUNT ACCESS

  You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your Funds' daily share prices, receive updates on major market indexes and view historical performance of your Funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balance and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.


OPEN ORDER SERVICE

  Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

  If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

  Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  15


limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.


TAX-QUALIFIED RETIREMENT PLANS

  Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

  *  Individual Retirement Accounts ("IRAs");

  * 403(b) plans for employees of public school systems and non-profit organizations; or

  * Profit sharing plans and pension plans for corporations and other employers.

  If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

  You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.


IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

  Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

 (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the Manager, they are of a size that would disrupt the management of the Fund.

 (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

 (3) Shares being acquired must be qualified for sale in your state of residence.

 (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

 (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

 (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

 (7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

 (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

 (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

 (10)We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


REPORTS TO SHAREHOLDERS

  At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

  With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transactions. See the Investor Services Guide for more detail.

  Carefully review all the information relating to transactions on your Statements and confirmations to ensure that your instructions were acted on Properly. Please notify us immediately in writing if there is an error. If you Fail to provide notification of an error with reasonable promptness, i.e., Within 30 days of non-automatic transactions or within 30 days of the date of Your consolidated quarterly statement, in the case of automatic transactions, we Will deem you to have ratified the transaction.

  No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

  Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.


EMPLOYER-SPONSORED RETIREMENT PLANS
AND INSTITUTIONAL ACCOUNTS

  Information  contained in our Investor Services Guide pertains to shareholders
who  invest   directly   with   American   Century   rather   than   through  an
employer-sponsored retirement plan or through a financial intermediary.

  If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

  If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

  You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


PROSPECTUS                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   17


                     ADDITIONAL INFORMATION YOU SHOULD KNOW


SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

  The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

  Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined as of the close of the Exchange are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange, on the next day the Exchange is open.

  Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

  Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

  Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

  If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangements with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

  The valuation of assets for determining net asset value may be summarized as follows:

  Portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

  Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

  The net asset values of the Investor Class of the Funds are published in leading newspapers daily. The net asset values, as well as yield information on the Funds and all the other funds in the American Century family of funds, may be obtained by calling us or by accessing our Web site at www.americancentury.com.


18   ADDITIONAL INFORMATION YOU SHOULD KNOW      AMERICAN CENTURY INVESTMENTS


DISTRIBUTIONS

  At the close of each day including Saturdays, Sundays and holidays, net income of Income & Growth is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year. Equity Growth's dividends are declared and paid quarterly in March, June, September and December.

  THE OBJECTIVE OF EQUITY GROWTH IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU ARE ENCOURAGED TO MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

  You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 18. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

  Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

  Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

  A distribution on shares of a Fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

  Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.


 TAXES

  Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.


TAX-DEFERRED ACCOUNTS

  If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

  Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.


TAXABLE ACCOUNTS

  If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital


PROSPECTUS                      ADDITIONAL INFORMATION YOU SHOULD KNOW       19


loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

  Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

  In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

  Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

  If you have not complied with certain provisions of the Internal Revenue Code, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

  Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

  The  Funds  are   diversified,   open-end  series  of  the  American   Century
Quantitative Equity Funds (the "Company"). Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

  The Manager supervises and manages the investment portfolio of each Fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a Fund or of sectors of a Fund as necessary between team meetings.

  The members of the American Century quantitative equity portfolio management team responsible for the management of Income & Growth are John


20  ADDITIONAL INFORMATION YOU SHOULD KNOW          AMERICAN CENTURY INVESTMENTS


Schniedwind and Kurt Borgwardt. The members of the American Century quantitative equity portfolio management team responsible for the management of Equity Growth are Jeff Tyler and William Martin.

  JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, has been a member of the team that manages Income & Growth since its inception and has supervised the teams that manage Equity Growth since its inception. Mr. Schniedwind joined American Century in 1982 and also supervises the portfolio management teams which manage American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund.

  KURT BORGWARDT, Director of Quantitative Research, joined the team managing Income & Growth in May 1997. Mr. Borgwardt joined American Century in 1990, and has served as the Director of Quantitative Research since then. Mr. Borgwardt also serves on the management team for American Century Utilities Fund.

  JEFF TYLER, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Tyler joined American Century in 1988. Mr. Tyler is also responsible for the supervision of the American Century Strategic Asset Allocation Funds and the American Century--Benham European Government Bond Fund. Prior to May 1997, Mr. Tyler supervised the portfolio management teams for American Century's government bond and money market funds.

  WILLIAM MARTIN, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Martin has also served on the management team for American Century Global Gold and American Century Global Natural Resources Funds since their respective inception dates.

  The activities of the Manager are subject only to directions of the Funds' Board of Directors. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expense of the non-interested person directors (including counsel fees) and extraordinary expenses.

  For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). The three investment categories are: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of 0.40% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

  On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

  The Company and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

  American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, (the "trans-


PROSPECTUS                        ADDITIONAL INFORMATION YOU SHOULD KNOW     21


fer agent") acts as transfer agent and dividend-paying agent for the Manager. It provides facilities, equipment and personnel to the Fund's and is paid for such services by the Manager.

  The Funds charge no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Funds at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

  From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

  The Manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.


DISTRIBUTION OF FUND SHARES

  The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager (or an affiliate) pays all expenses for promoting and distributing the Investor Class of Fund shares offered by this Prospectus. The Investor Class of shares does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

  American Century Quantitative Equity Funds is a open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.

  The principal office of the Company is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

  American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

  American  Century  offers three  classes of each of the Funds  offered by this
Prospectus: an Investor Class, an Advisor Class and an Institutional Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions or 12b-1 fees.

  The other classes of shares are primarily offered to institutional investors or through institutional distributions channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call one of our Investor Services Representatives at 1-800-345-2021

  Except as described below, all classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive


22 ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


voting rights with respect to matters solely affecting such class and (d) each class may have different exchange privileges.

  Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one Fund or class are voted upon only by that Fund or class.

  Shares have cumulative voting rights only as prescribed by California law. This means that shareholders have the right to cumulate votes in the election (or removal) of Directors.

  Unless required by the Investment Company Act, it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Directors or the appointment of auditors. However, pursuant to the Company's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Company hold a special meeting of shareholders. The Company will assist in the communication with other shareholders.

  WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

  THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


PROSPECTUS                        ADDITIONAL INFORMATION YOU SHOULD KNOW    23


                                      NOTES


24   NOTES


                                      NOTES

                                                                     NOTES    25


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9197       Recycled

                                   PROSPECTUS


                            [american century logo]
                                    American
                                  Century(sm)


                                SEPTEMBER 2, 1997

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                           Global Natural Resources
                                Utilities Fund


INVESTOR CLASS

[front cover]

                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

              AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                             Global Gold Global
                              Natural Resources
                               Utilities Fund


                                  PROSPECTUS
                               SEPTEMBER 2, 1997

            Global Gold * Global Natural Resources * Utilities Fund

                                INVESTOR CLASS

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Three of the funds from our American Century Group that invest in specialized equity markets, are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

     This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 2, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419200
                Kansas City, Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                        Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                     1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY GLOBAL GOLD FUND

    Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.


AMERICAN CENTURY GLOBAL NATURAL RESOURCES FUND

    Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

    The Fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors ("Sectors") of the Dow Jones World Stock Index* ("DJWSI"), excluding chemical companies.

AMERICAN CENTURY UTILITIES FUND

    The Utilities Fund seeks current income and long-term growth of capital and income.

    The Fund invests primarily in equity securities of companies engaged in the utilities industry. One feature that distinguishes the Fund from other utility funds is that it attempts to provide investors with a consistent level of monthly dividend income, although there is no guarantee that it will be able to do so.

                There is no assurance that the Funds will achieve
                     their respective investment objectives.


  * The DJWSI is property of Dow Jones & Company, Inc. which is not affiliated with American Century.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

 Investment Objectives of the Funds ........................................ 2
 Transaction and Operating Expense Table ................................... 4
 Financial Highlights ...................................................... 5

 INFORMATION REGARDING THE FUNDS

 Investment Policies of the Funds .......................................... 8
    Core Investment Strategies ............................................. 8
    Global Gold ............................................................ 8
    Global Natural Resources ............................................... 9
    Utilities Fund .........................................................10
 Risk Factors and Investment Techniques ....................................11
    Concentration Risk .....................................................11
            Global Gold ....................................................11
            Global Natural Resources .......................................11
            Utilities Fund .................................................11
       Foreign Securities Risk .............................................12
       Risk of Using the Funds as a Hedge ..................................13
 Other Investment Practices, Their Characteristics
       and Risks ...........................................................13
       Portfolio Turnover ..................................................13
       Convertible Securities ..............................................13
       When-Issued and Forward Commitment
            Agreements .....................................................13
       Forward Currency Exchange Contracts .................................14
       Gold Investments ....................................................14
       Short-Term Instruments ..............................................15
       Securities Lending ..................................................15
       Futures Contracts and Options Thereon ...............................15
       Rule 144A Securities ................................................16
       Indexed Securities ..................................................16
       Other Techniques ....................................................16
  Performance Advertising ..................................................16

 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

 American Century Investments ..............................................18
 Investing in American Century .............................................18
 How to Open an Account ....................................................18
            By Mail ........................................................18
            By Wire ........................................................18
            By Exchange ....................................................19
            In Person ......................................................19
       Subsequent Investments ..............................................19
            By Mail ........................................................19
            By Telephone ...................................................19
            By Online Access ...............................................19
            By Wire ........................................................19
            In Person ......................................................19
       Automatic Investment Plan ...........................................19
  How to Exchange from One Account to Another ..............................19
            By Mail ........................................................20
            By Telephone ...................................................20
            By Online Access ...............................................20
 How to Redeem Shares ......................................................20
            By Mail ........................................................20
            By Telephone ...................................................20
            By Check-A-Month ...............................................20
            Other Automatic Redemptions ....................................20
       Redemption Proceeds .................................................20
            By Check .......................................................20
            By Wire and ACH ................................................20
       Redemption of Shares in Low-Balance Accounts ........................21
 Signature Guarantee .......................................................21
 Special Shareholder Services ..............................................21
            Automated Information Line .....................................21
            Online Account Access ..........................................21
            Open Order Service .............................................21
            Tax-Qualified Retirement Plans .................................22
 Important Policies Regarding Your Investments .............................22
 Reports to Shareholders ...................................................23
 Employer-Sponsored Retirement Plans and
    Institutional Accounts .................................................23

 ADDITIONAL INFORMATION YOU SHOULD KNOW

 Share Price ...............................................................24
    When Share Price is Determined .........................................24
    How Share Price is Determined ..........................................24
    Where to Find Information About Share Price ............................24
 Distributions .............................................................25
 Taxes .....................................................................25
    Tax-Deferred Accounts ..................................................25
    Taxable Accounts .......................................................25
 Management ................................................................26
    Investment Management ..................................................26
    Code of Ethics .........................................................27
    Transfer and Administrative Services ...................................28
 Distribution of Fund Shares ...............................................28
 Further Information About American Century ................................28


PROSPECTUS                                        TABLE OF CONTENTS       3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                   Global Gold,
                                                                  Global Natural
                                                                     Resources,
                                                                     Utilities

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ..............................  none
Maximum Sales Load Imposed on Reinvested Dividends ...................  none
Deferred Sales Load ..................................................  none
Redemption Fee(1) ....................................................  none
Exchange Fee .........................................................  none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees(2) ................................................... 0.70%
12b-1 Fees ...........................................................  none
Other Expenses ....................................................... 0.01%
Total Fund Operating Expenses ........................................ 0.71%

 EXAMPLE

You would pay the following expenses                         1 year      $ 7
on a $1,000 investment, assuming a                          3 years       23
5% annual return and redemption at                          5 years       39
the end of each time period:                               10 years       88



(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by American Century Investment Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management - Transfer and Administrative Services," page 28.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the Funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Funds offer one other class of shares, primarily to institutional investors, that has a different fee structure than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for these classes. For additional information about the various classes, see "Further Information About American Century," page 28.


4    TRANSACTION AND OPERATING EXPENSE TABLE       AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                                  GLOBAL GOLD

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                             1996     1995     1994     1993     1992     1991     1990         1989    1988(1)

 PER-SHARE DATA

Net Asset Value,
Beginning of Period ......................  $12.37  $11.33   $13.67     $7.55    $8.28     $9.35    $11.71      $9.05   $10.00
                                           -------  ------   ------    ------   ------    ------    ------     ------   ------
Income From Investment Operations

  Net Investment Income ..................  0.06     0.02      0.03      0.01     0.02      0.02        --       0.04     0.09

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......  (0.40)   1.03    (2.32)      6.12   (0.73)    (1.07)    (2.27)       2.75   (0.97)
                                           -------  ------   ------    ------   ------    ------    ------     ------   ------
  Total From
  Investment Operations ..................  (0.34)   1.05    (2.29)      6.13   (0.71)    (1.05)    (2.27)       2.79   (0.88)
                                           -------  ------   ------    ------   ------    ------    ------     ------   ------
Distributions

  From Net Investment Income .............  (0.06)  (0.01)   (0.02)    (0.01)   (0.02)    (0.02)       --     (0.04)    (0.07)

  From Net Realized Gains
  on Investment Transactions .............  (0.64)     --       --        --       --        --     (0.09)    (0.09)       --

  In Excess of Net Realized Gains
  on Investment Transactions .............   --        --   (0.03)        --       --        --        --         --       --
                                           -------  ------   ------    ------   ------    ------    ------     ------   ------
  Total Distributions ....................  (0.70)  (0.01)   (0.05)    (0.01)   (0.02)    (0.02)    (0.09)     (0.13)   (0.07)
                                           -------  ------   ------    ------   ------    ------    ------     ------   ------
Net Asset Value, End of Period ...........  $11.33  $12.37   $11.33    $13.67    $7.55     $8.28     $9.35     $11.71    $9.05
                                            ======  ======   ======    ======   ======    ======    ======     ======   ======

  Total Return(2) ........................  (2.76)%  9.25%  (16.75)%   81.22%  (8.65)%  (11.23)%  (19.43)%     29.93%  (9.19)%

 RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets(3) ...............    0.62%  0.61%    0.61%     0.72%    0.75%     0.75%     0.96%      1.00%      --

  Ratio of Net Investment Income
  to Average Net Assets ..................    0.46%  0.17%    0.20%     0.23%    0.23%     0.30%     0.01%      0.36%  2.04%(4)

  Portfolio Turnover Rate ................      45%    28%      42%       28%      53%       56%       21%        34%       1%

  Average Commission Paid per
  Investment Security Traded .............  $0.0289  $0.0350   --(5)     --(5)    --(5)     --(5)     --(5)      --(5)    --(5)

  Net Assets, End of Period
  (in thousands) .........................$432,587  $537,693  $568,030  $616,347  $163,777  $124,436  $104,163  $61,786  $7,683

(1)  Commencement of operations for Global Gold was August 17, 1988.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for the periods beginning with the year ended December 31, 1995 include expenses paid through expense offset arrangements.

(4) Annualized. (the period ended December 31, 1988 includes 0.76% from nonrecurring income.)

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


     PROSPECTUS                                     FINANCIAL HIGHLIGHTS       5

                             FINANCIAL HIGHLIGHTS
                           GLOBAL NATURAL RESOURCES

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                                             1996              1995         1994(1)

 PER-SHARE DATA

Net Asset Value, Beginning of Period ...................................... $10.66             $9.61         $10.00
                                                                            ------            ------         ------
Income From Investment Operations

  Net Investment Income ...................................................   0.17             0.16            0.07

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ......   1.46             1.22          (0.42)
                                                                            ------            ------         ------
  Total From Investment Operations ........................................   1.63             1.38          (0.35)
                                                                            ------            ------         ------
Distributions

  From Net Investment Income .............................................. (0.17)            (0.16)         (0.04)

  From Net Realized Capital Gains on Investment Transactions .............. (0.21)            (0.17)            --
                                                                            ------            ------         ------
  Total Distributions ..................................................... (0.38)            (0.33)         (0.04)
                                                                            ------            ------         ------
Net Asset Value, End of Period ............................................ $11.91            $10.66          $9.61
                                                                            ======            ======          =====

  Total Return(2) ......................................................... 15.45%           14.41%         (3.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3) ......................   0.76%            0.76%             --

Ratio of Net Investment Income to Average Net Assets ......................   1.78%            2.02%        2.74%(4)

Portfolio Turnover Rate ...................................................     53%              39%             --

Average Commission Paid per Investment Security Traded .................... $0.0305          $0.0280           --(5)

Net Assets, End of Period (in thousands) .................................. $66,021          $30,157         $18,972

(1) Commencement of operations for Global Natural Resources was September 15, 1994.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return for periods less than one year are not annualized.

(3) The ratios for the periods beginning with the year ended December 31, 1995 include expenses paid through expense offset arrangements.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


6      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                                UTILITIES FUND

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended
December 31, except as noted.

                                                                               1996          1995          1994        1993(1)

 PER-SHARE DATA
Net Asset Value,
Beginning of Period .....................................................    $11.44         $8.79        $10.24        $10.00
                                                                             ------        ------        ------        ------
Income From Investment Operations

  Net Investment Income .................................................      0.45          0.42          0.44          0.36

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....................................      0.08          2.65        (1.45)          0.30
                                                                             ------        ------        ------        ------
  Total From
  Investment Operations .................................................      0.53          3.07        (1.01)          0.66
                                                                             ------        ------        ------        ------
Distributions

  From Net Investment Income ............................................    (0.46)        (0.42)        (0.44)        (0.36)

  From Net Realized Gains on Investment Transactions ....................       --            --            --         (0.06)
                                                                             ------        ------        ------        ------
  Total Distributions ...................................................    (0.46)        (0.42)        (0.44)        (0.42)
                                                                             ------        ------        ------        ------
Net Asset Value, End of Period ..........................................    $11.51        $11.44         $8.79        $10.24
                                                                             ======        ======        ======        ======
  Total Return(2) .......................................................     4.82%        35.70%      (10.03)%         6.60%

 RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets(3) ..............................................     0.71%         0.75%         0.75%       0.50%(4)

  Ratio of Net Investment Income
  to Average Net Assets .................................................     3.88%         4.31%         4.67%       4.23%(4)

  Portfolio Turnover Rate ...............................................       93%           68%           61%           39%

  Average Commission
  Paid per Investment Security Traded ...................................   $0.0381       $0.0300          --(5)        --(5)

  Net Assets, End of Period (in thousands) ..............................  $145,134      $218,794       $152,570     $194,314

(1)  Commencement of operations for utilities fund was March 1, 1993.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return for periods less than one year are not annualized.

(3) The ratios for the periods beginning with the year ended December 31, 1995 include expenses paid through expense offset arrangements.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       7


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

CORE INVESTMENT STRATEGIES

    The Manager uses quantitative management strategies in pursuit of the Funds' respective investment objectives. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

    The primary management technique the Manager uses is portfolio optimization. The Manager constructs the Fund's portfolio to match the Fund benchmarks' risk characteristics and, in turn, the benchmarks' performance.

GLOBAL GOLD

    Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

    The Manager will construct Global Gold's portfolio to match the risk characteristics of the market for gold and gold-related equity securities and, in turn, attempt to produce performance indicative of performance in the worldwide gold equities market. As part of evaluating and determining the appropriate investments for Global Gold, the Manager intends to utilize various benchmarks, including worldwide gold market indices, such as the FT-SE(reg.tm) Gold Mines Index.

    The FT-SE(reg.tm) Gold Mines Index (the "Index") is compiled and calculated by FT-SE International Limited ("FT-SE") under the joint license of the Financial Times Ltd. ("FT") and the London Stock Exchange Limited (the "Stock Exchange"). FT-SE calculates the Index in conjunction with the Institute of Actuaries and the Faculty of Actuaries. However, neither FT-SE nor the Stock Exchange nor FT shall be liable to any person for any error in the Index and neither FT-SE or Exchange or FT shall be under any obligation to advise any person of any error therein. Global Gold is not in any way sponsored, endorsed, sold or promoted by FT-SE, the Stock Exchange or FT. Neither FT-SE, the Stock Exchange nor FT makes any warranty or representation whatsoever as to the results to be obtained from the use of the Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. FT-SE(reg.tm) is a trademark of the Stock Exchange and FT and is used by FT-SE under license.

    Global Gold will concentrate its investments in securities of companies throughout the world which are engaged in mining, processing or dealing with gold or other precious metals ("Gold Companies"). This means that at least 25% of Global Gold's total assets must be invested in Gold Companies. Under normal circumstances, at least 65% of the value of Global Gold's total assets will be invested in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long-, medium- or short-life gold mines.

    Global Gold may invest in common stocks, securities convertible into common stocks and sponsored or unsponsored American Depositary Receipts ("ADRs") for the securities of Gold Companies, all of which


8    INFORMATION REGARDING THE FUNDS             AMERICAN CENTURY INVESTMENTS


may be traded on a securities exchange or over-the-counter. In seeking income or in times when a conservative policy is warranted, Global Gold may also purchase preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper, any of which may or may not be rated by nationally recognized securities rating agencies.

    As part of its global investment strategy, Global Gold will normally invest in securities of issuers located in at least three different countries, one of which may be the United States. For temporary defensive purposes, however, Global Gold may invest in less than three countries. The Manager anticipates that a substantial portion of Global Gold's assets will be invested in securities of companies domiciled in or operating in one or more foreign countries. There are certain risks which are posed to Global Gold when it invests in foreign securities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--FOREIGN SECURITIES RISK," page 12. These risks may be greater as Global Gold increases its investments in regions outside North America.

    The Manager works to balance three goals:

    * To construct Global Gold's portfolio composition so that its risk and investment performance characteristics will match the selected benchmarks as closely as possible while meeting IRS diversification requirements;

    * To keep enough cash on hand to meet shareholder redemption requests and pay operational expenses; and

    *    To keep portfolio transaction costs low.

    Global Gold is a "non-diversified company" as defined in the Investment Company Act of 1940 (the "Investment Company Act"), which means that the proportion of Global Gold's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, Subchapter M of the Internal Revenue Code of 1986, as amended, limits the proportion of assets a fund may invest in the securities of any single issuer. Global Gold intends to adhere to these limits in order to qualify as a regulated investment company.

GLOBAL NATURAL RESOURCES

    Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

    Global Natural Resources invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors ("Sectors") of the Dow Jones World Stock Index* ("DJWSI"), excluding chemical companies.

    The DJWSI (which is market-capitalization weighted) was created on January 5, 1993, and currently consists of approximately 2,800 stocks of U.S. and foreign companies representing approximately 28 countries and 120 industry groups and subgroups in the DJWSI, which are grouped into nine broad market sectors, including the Energy and the Basic Materials sectors.

    The value of the DJWSI is calculated each day the New York Stock Exchange (the "Exchange") is open for trading and is based on prices at the close of the Exchange, usually 3 p.m. Central time. Foreign securities are valued in U.S. dollars based on the exchange rates as of the close of the Exchange.

    The DJWSI editors select companies and stocks based entirely on their own criteria, which they may change at any time. The DJWSI is divided into categories determined by the editors of THE WALL STREET JOURNAL, who may alter their categorization without consulting the companies, the stock exchanges, or any official agency. The industries currently included in the Energy and Basic Materials sectors (excluding chemical companies) are:

--------------------------------------------------------------------------------
Energy Sector                                   Basic Materials Sector
--------------------------------------------------------------------------------
Coal                                            Aluminum
Oil Drilling                                    Other Non-Ferrous Metals
Oil Companies, Major                            Forest Products
Oil Companies, Secondary                        Mining, Diversified
Oilfield Equip/Services                         Paper Products
Pipelines                                       Precious Metals and Steel
--------------------------------------------------------------------------------

    Although the chemicals industry is included in the DJWSI Basic Materials sector, Global Natural

*DOW JONES & COMPANY, INC. HAS NOT PARTICIPATED IN ANY WAY IN THE CREATION OF THE FUND OR IN THE SELECTION OF THE STOCKS INCLUDED IN GLOBAL NATURAL RESOURCES' PORTFOLIO AND HAS NOT APPROVED ANY INFORMATION INCLUDED IN THE PROSPECTUS RELATING THERETO. THE DJWSI IS THE PROPERTY OF DOW JONES & CO., INC.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       9


Resources does not invest in the chemicals industry. Typically, chemical companies do not maintain large natural resources inventories but rather, focus on chemical product development.

    In order to minimize transaction costs, Global Natural Resources uses the portfolio optimization technique (described in "CORE INVESTMENT STRATEGIES," page 8) instead of holding all of the securities included in the Sectors.

    Even though Global Natural Resources' portfolio is not constructed to match the COMPOSITION of the Sectors, the Manager does not expect Global Natural Resources' total return to vary from the combined return of the Sectors by more than five percentage points per year. However, the Manager may periodically need to adjust Global Natural Resources' holdings to more closely match the composition of the Sectors in order to reduce performance deviation.

    Sector performance is calculated monthly on a total return basis, using beginning-of-the-month capitalization weightings and assuming reinvestment of dividends. Global Natural Resources' ability to match Sector performance may, depend in part on market conditions, shareholder activity, transaction costs, Global Natural Resources' size, and tax considerations.

    Global Natural Resources is a "non-diversified company" as defined in the Investment Company Act, which means that the proportion of Global Natural Resources' assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, Subchapter M of the Code limits the proportion of assets a fund may invest in the securities of any single issuer. Global Natural Resources intends to adhere to these limits in order to qualify as a regulated investment company.

    As an operating policy, Global Natural Resources will remain as fully invested as practicable in securities of companies included in the Sectors; therefore, investors bear the risk of a general decline in the stock prices of issuers included in the Sectors. Although Global Natural Resources invests primarily in securities of companies included in the Sectors, it may also invest up to 10% of its total assets in other types of securities (see "OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS," page 13). However, Global Natural Resources may invest up to 35% of its total assets in when-issued and forward commitment agreements if necessary to purchase Sector securities. Such investments may be made to improve portfolio diversification and to provide extra cash to meet redemptions and day-to-day operating expenses.

UTILITIES FUND

    The Utilities Fund seeks current income and long-term growth of capital and income.

    The Utilities Fund invests primarily in equity securities of companies engaged in the utilities industry. One feature that distinguishes the Fund from other utility funds is that it attempts to provide investors with a consistent level of monthly dividend income, although there is no guarantee that it will be able to do so.

    Under normal market conditions, the Utilities Fund invests at least 75% of its total assets in equity securities of companies engaged in the utilities industry. Such companies may include: public utility companies, whose user rates are set by a government entity such as a state utilities commission; companies with non-regulated utility operations; or companies with a combination of regulated and non-regulated utility operations. Within this 75% category, the Utilities Fund will not buy shares of a company unless 50% or more of the company's revenues or net profits are derived from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, pay television (e.g., cable), water, or sanitary services to the public.

    To enhance dividend income, increase portfolio diversification, or support share price stability, the Utilities Fund may invest up to 25% of its total assets in fixed-income securities (i.e., bonds issued by the U.S. government or its agencies, bonds issued by companies engaged in the utilities industry (utility bonds), or bonds issued by non-utility corporations).

    The Manager may invest up to 5% of the Utilities Fund's total assets in non-utility corporate bonds. The Utilities Fund's corporate debt holdings must be of investment-grade quality.

    To be considered investment-grade, a bond must be rated BBB/Baa or better by a nationally recognized statistical rating organization (a "rating agency") or be judged to be of comparable quality by the Manager


10    INFORMATION REGARDING THE FUNDS         AMERICAN CENTURY INVESTMENTS


under the direction of the Board of Directors. If a bond held by the Utilities Fund is downgraded by a rating agency, the Manager will not necessarily sell the bond unless it determines that the bond is no longer of investment-grade quality.

    In recent years, changes in the regulatory climate have allowed public utility companies to provide products and services outside of their traditional geographic areas. the Manager seeks to maximize the benefits from both increased competition and expanded growth prospects that are expected to arise from these changes.

    The Utilities Fund is a "diversified" investment company as defined in the Investment Company Act. This means that investments in any single issuer are limited by restrictions under the Investment Company Act.

 RISK FACTORS AND INVESTMENT TECHNIQUES

    The Funds may be an appropriate component of a stock portfolio for investors seeking total return through investments in stocks (both equity and specialized), bonds and short-term instruments. The Funds work best for long-term investors who are prepared to endure fluctuations in the values of the special market categories in which each of the Funds invests. Since each Fund concentrates its investment in a specific industry, the share price of each Fund is likely to be more volatile than the share price of a fund that diversifies across multiple industries. An investment in any one of the Funds does not constitute a balanced investment plan.

CONCENTRATION RISK

    Because each of the Funds concentrates its investments in a particular industry or sector, each may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. Each Fund therefore serves a different purpose than a general stock fund. Each Fund is particularly vulnerable to risks specific to those faced acutely by those issuers in their area of specialty.

GLOBAL GOLD

    Many investors perceive that gold investments hedge against inflation, currency devaluations, and general stock market declines; however, there is no assurance that these historical inverse relationships will persist. Changing market conditions (i.e., fluctuating operating costs, political events, and changes in interest rates and currency rates) may affect gold prices and tend to have a more exaggerated effect on gold stocks. Because of their high share price volatility, gold stocks are considered speculative and may affect Global Gold's share price. Investment in Global Gold shares may involve special considerations, including: fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and over control of the sale of gold; changes in U.S. or foreign tax, currency or mining laws; increased environmental costs; and unpredictable monetary policies and economic and political conditions.

GLOBAL NATURAL RESOURCES

    Global Natural Resources is particularly vulnerable to risks specific to natural resources companies. Historically, during periods of economic or financial instability, the securities of some natural resources companies become subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and unstable supplies of precious and industrial metals, oils, coal, timber or other natural resources. Price instability may adversely affect the earnings of natural resources companies. Natural resources companies may also be subject to risks associated with extraction of natural resources, such as mining and oil drilling accidents, and the hazards associated with natural resources such as fire and drought.

UTILITIES FUND

    Public utilities companies have historically provided above-average dividends, which may make their stocks appropriate for long-term, income-oriented investors. Historically, utility stocks have generally been considered to be among the most conservative equity securities despite their vulnerability to inflation and regulation. However, increased competition and a trend toward deregulation have created opportunities for growth, as well as greater price volatility, among utilities stocks.

    As indicated on page 12, Chart 1 compares the rate of dividend growth for the Standard & Poor's Utilities Index ("S&P Utilities Index") with the rate of inflation as measured by the Consumer Price Index ("CPI") over a 50-year period


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       11

[line graph - data below]
CHART 1 - GROWTH OF UTILITY STOCK  DIVIDENDS VS. INFLATION
                  Inflation        S&P Utilities
                    (CPI)         Index Dividends
Dec-46            $1.00             $1.00
Dec-47            $1.09             $1.08
Dec-48            $1.12             $1.10
Dec-49            $1.10             $1.19
Dec-50            $1.16             $1.27
Dec-51            $1.23             $1.32
Dec-52            $1.24             $1.32
Dec-53            $1.25             $1.41
Dec-54            $1.24             $1.48
Dec-55            $1.25             $1.56
Dec-56            $1.28             $1.69
Dec-57            $1.32             $1.79
Dec-58            $1.35             $1.84
Dec-59            $1.37             $1.95
Dec-60            $1.39             $2.04
Dec-61            $1.40             $2.15
Dec-62            $1.41             $2.25
Dec-63            $1.44             $2.37
Dec-64            $1.45             $2.55
Dec-65            $1.48             $2.74
Dec-66            $1.53             $2.96
Dec-67            $1.58             $3.14
Dec-68            $1.65             $3.29
Dec-69            $1.75             $3.38
Dec-70            $1.85             $3.48
Dec-71            $1.91             $3.57
Dec-72            $1.98             $3.64
Dec-73            $2.15             $3.74
Dec-74            $2.41             $3.80
Dec-75            $2.58             $3.95
Dec-76            $2.71             $4.13
Dec-77            $2.89             $4.45
Dec-78            $3.15             $4.76
Dec-79            $3.57             $5.12
Dec-80            $4.01             $5.45
Dec-81            $4.37             $5.87
Dec-82            $4.54             $6.29
Dec-83            $4.71             $6.65
Dec-84            $4.90             $7.11
Dec-85            $5.08             $7.40
Dec-86            $5.14             $7.73
Dec-87            $5.37             $8.11
Dec-88            $5.60             $8.37
Dec-89            $5.86             $8.67
Dec-90            $6.22             $9.11
Dec-91            $6.41             $9.35
Dec-92            $6.60             $9.40
Dec-93            $6.78             $9.52
Dec-94            $6.96             $9.74
Dec-95            $7.14             $9.76
Dec-96            $7.38            $10.59

Historically, common stock dividend yields for public utility companies have exceeded comparable figures for the broader market while offering investors comparatively less share price volatility. Chart 2 compares common stock dividend yields for the S&P Utilities Index with those of the broader Standard & Poor's 500 Composite Stock Price Index ("S&P 500") from 1947 to 1996.

[line graph - data below]
CHART 2 - STOCK DIVIDEND YIELDS
S&P UTILITIES INDEX VS. S&P 500

                     S&P 500 Yield      S&P Utilities Index Yield
Dec-47                    5.49%                    6.02%
Dec-48                    6.12%                    6.23%
Dec-49                    6.80%                    5.42%
Dec-50                    7.20%                    5.98%
Dec-51                    5.93%                    5.52%
Dec-52                    5.31%                    4.89%
Dec-53                    5.84%                    5.10%
Dec-54                    4.28%                    4.53%
Dec-55                    3.61%                    4.48%
Dec-56                    3.73%                    4.85%
Dec-57                    4.48%                    5.07%
Dec-58                    3.17%                    3.86%
Dec-59                    3.06%                    3.96%
Dec-60                    3.36%                    3.59%
Dec-61                    2.82%                    3.02%
Dec-62                    3.38%                    3.36%
Dec-63                    3.04%                    3.25%
Dec-64                    2.95%                    3.11%
Dec-65                    2.94%                    3.30%
Dec-66                    3.57%                    3.88%
Dec-67                    3.03%                    4.33%
Dec-68                    2.96%                    4.29%
Dec-69                    3.43%                    5.49%
Dec-70                    3.41%                    5.14%
Dec-71                    3.01%                    5.43%
Dec-72                    2.67%                    5.42%
Dec-73                    3.46%                    7.25%
Dec-74                    5.25%                   10.32%
Dec-75                    4.08%                    8.08%
Dec-76                    3.77%                    6.93%
Dec-77                    4.90%                    7.40%
Dec-78                    5.28%                    8.93%
Dec-79                    5.23%                    9.28%
Dec-80                    4.54%                    9.46%
Dec-81                    5.41%                   10.08%
Dec-82                    4.88%                    9.46%
Dec-83                    4.30%                    9.14%
Dec-84                    4.50%                    8.53%
Dec-85                    3.74%                    7.22%
Dec-86                    3.42%                    6.26%
Dec-87                    3.57%                    7.23%
Dec-88                    3.50%                    6.76%
Dec-89                    3.13%                    5.05%
Dec-90                    3.66%                    5.77%
Dec-91                    2.93%                    5.48%
Dec-92                    2.84%                    5.40%
Dec-93                    2.70%                    5.02%
Dec-94                    2.87%                    5.90%
Dec-95                    2.24%                    4.38%
Dec-96                    2.01%                    4.85%

    Chart 3 illustrates historical risk (or volatility) in the utilities sector by comparing the historical risk and reward characteristics of the S&P Utilities Index with comparable figures for the S&P 500 and a U.S. Treasury bond with a remaining maturity of 20 years.

    Note that while the S&P Utilities Index was less volatile than the S&P 500, it also produced lower returns than the S&P 500 during the period illustrated above. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the Exchange. Investors cannot invest directly in the S&P 500.

[bullet chart - data below]
CHART 3 - RISK VS. REWARD (1947-1996)
                                       T-Bond         S&P 500      S&P Utilities
Reward - Average Annual Total Return    5.33%          12.59%            9.36%
Risk - Standard Deviation              10.55%          16.34%           15.73%

    The charts on this page show the characteristics of utilities stocks that have attracted investors in the past. Regulatory and competitive factors are changing the utilities industry considerably, and there is no assurance that these historic trends will continue. Within any one market sector, a period of above average performance may be followed by a period of below average performance.

FOREIGN SECURITIES RISK

    Because of Global Gold's policy of investing primarily in securities of companies engaged in gold mining, a substantial part of Global Gold's assets is generally invested in securities of companies domiciled or operating in one or more foreign countries. Global Natural Resources may, depending upon the composition of the Sectors, also invest in foreign securities. The Utilities Fund may invest up to 10% of its assets in securities of foreign utility companies.

    Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

    In particular, liquidity of a Fund's portfolio may be affected by a Fund's global exposure. While the Funds intend to acquire securities of foreign issuers only where there are public trading markets for such securities, such investments may tend to reduce the liquidity of the Fund's portfolio in the event of internal problems in such foreign countries or deteriorating relations between the United States and such countries.


12     INFORMATION REGARDING THE FUNDS         AMERICAN CENTURY INVESTMENTS


Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund invested in issuers in foreign countries. In particular, investments by Global Gold in Gold Companies located in South Africa, which comprise a significant component of the global gold industry, may present greater risks to Global Gold than investments in other countries because of its relatively unstable internal political conditions.

    In addition, issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available to the investing public than with sponsored ADRs. The Manager will attempt to independently accumulate and evaluate information with respect to the issuers of the underlying securities of sponsored and unsponsored ADRs to attempt to limit each Fund's exposure to the market risk associated with such investments.

RISK OF USING THE FUNDS AS A HEDGE

    Many investors may perceive that Global Gold and Global Natural Resources offer a hedge against certain economic or market events. Global Gold may be perceived as a hedge against general price inflation, currency devaluations and general stock market declines. Global Natural Resources may be perceived as a hedge against commodity-price driven inflation. While there may be some empirical support to these perceptions, there is no assurance that these historical inverse relationships will persist.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information regarding the investment practices of the Funds, see the Statement of Additional Information.

PORTFOLIO TURNOVER

    The portfolio turnover rates of the Funds are shown in the FINANCIAL HIGHLIGHTS tables on pages 5-7 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.

    The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly higher transaction costs that are borne directly by the Funds. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.

CONVERTIBLE SECURITIES

    In addition to common stock, the Funds may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, and warrants. The Manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

    Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security tends to increase in market value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    Each of the Funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis without the limit when, in the opinion of the Manager, such purchases will further the investment objective of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates


PROSPECTUS                            INFORMATION REGARDING THE FUNDS       13


of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the Fund.

FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the Funds may be denominated in foreign currencies. Other securities, such as ADRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a Fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a Fund.

    To protect against adverse movements in exchange rates between currencies, a Fund may, for hedging purposes only, enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract obligates a Fund to purchase or sell a specific currency at a future date at a specific price.

    A Fund may elect to enter into a forward foreign currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Fund's portfolio positions generally.

    By entering into a forward foreign currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a Fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as " transaction hedging." Each Fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the Manager believes that a particular currency may decline in value compared to the dollar, a Fund may enter into forward foreign currency exchange contracts to sell the value of some or all of the Fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A Fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each Fund will make use of portfolio hedging to the extent deemed appropriate by the Manager. However, it is anticipated that a Fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a Fund enters into a forward currency exchange contract, the Fund may instruct its custodian bank to segregate cash or appropriate liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Fund's commitment.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a Fund against adverse currency movements through the use of forward foreign currency exchange contracts will be successful. In addition, the use of forward foreign currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

     AT ANY  GIVEN  TIME,  NO MORE  THAN 10% OF A FUND'S  TOTAL  ASSETS  WILL BE
COMMITTED  TO  A  SEGREGATED   ACCOUNT  IN  CONNECTION  WITH  PORTFOLIO  HEDGING
TRANSACTIONS.

GOLD INVESTMENTS

    Global Gold may purchase gold, gold certificates, or gold futures (referred to collectively as "Gold Investments"), although it will not purchase gold in any form that is not readily marketable and that cannot be stored in accordance with custody regulations applicable to mutual funds.

    The Manager may use a Gold Investment when it judges the price of gold to be artificially low. The Manager may also use a Gold Investment as a hedge if it expects a rise in the price of gold to correlate with rising prices of Global Gold's other gold-related investments. If gold prices rise as the Manager predicted, proceeds from the sale of the Gold Investment may be used to cover the increased price of the hedged security. However, if the price of the Gold Investment declines, Global Gold may suffer a loss.


14      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    Direct purchases of gold bullion or coins may generate higher custody and transaction costs than other types of investments and do not generate interest or dividend income for Global Gold. The sole source of return on such investments is from gain (or losses) realized at the time of sale. Gold coins may be purchased for their intrinsic value only and not for their numismatic value.

    Internal Revenue Service ("IRS") income tests and certain state laws effectively limit the amount of Gold Investments Global Gold may make. Global Gold intends to make such investments only to the extent permitted by these limits.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less.

    Each Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the Manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.

    EACH FUND MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN ANY MONEY MARKET FUND ADVISED BY THE MANAGER, PROVIDED THAT THE INVESTMENT IS CONSISTENT WITH THE FUND'S RESPECTIVE INVESTMENT POLICIES AND RESTRICTIONS.

SECURITIES LENDING

    In order to realize additional income, each Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund making the loan must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. This practice could result in a loss or a delay in recovering the Fund's securities.

    A FUND'S LOANS MAY NOT EXCEED 33 1/3 % OF ITS TOTAL ASSETS.

FUTURES CONTRACTS AND OPTIONS THEREON

    The Funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a Fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A Fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Since futures contracts and options thereon can replicate movements in the markets for the securities in which a Fund invests without the large cash investments required for dealing in such markets, they may subject a Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the


PROSPECTUS                           INFORMATION REGARDING THE FUNDS        15


hedging instrument may not be the same investment that is being hedged.

    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

RULE 144A SECURITIES

    The Funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the established criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the Funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Manager will consider appropriate remedies to minimize the effect on such Fund's liquidity.

    NO FUND MAY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES (SECURITIES THAT MAY NOT BE SOLD WITHIN SEVEN DAYS AT APPROXIMATELY THE PRICE USED IN DETERMINING THE NET ASSET VALUE OF FUND SHARES).

INDEXED SECURITIES

    Global Natural Resources may invest in indexed securities whose value is linked to commodities including, but not limited to, notes indexed to the Goldman Sachs Commodity Index ("GSCI"). The GSCI is composed of energy, agricultural, livestock and metals commodities. Global Natural Resources may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

OTHER TECHNIQUES

    The Manager may buy other types of securities or employ other portfolio management techniques on behalf of a Fund. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Statement of Additional Information for a more detailed discussion of these instruments and some of the risks associated with them.

PERFORMANCE ADVERTISING

    From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Investor Class and for the other class offered by the Funds.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

    A quotation of yield reflects a Fund's income over a stated period of time expressed as a percentage of


16     INFORMATION REGARDING THE FUNDS         AMERICAN CENTURY INVESTMENTS


the Fund's share price. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of Fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

    The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       17


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The Funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "EMPLOYER-SPONSORED RETIREMENT PLANS AND INSTITUTIONAL ACCOUNTS," page 23.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 ($1,000 for IRAs). These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "AUTOMATIC INVESTMENT PLAN," page 19.

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    PLEASE NOTE: IF YOU REGISTER YOUR ACCOUNT AS BELONGING TO MULTIPLE OWNERS (E.G., AS JOINT TENANTS), YOU MUST PROVIDE US WITH SPECIFIC AUTHORIZATION ON YOUR APPLICATION IN ORDER FOR US TO ACCEPT WRITTEN OR TELEPHONE INSTRUCTIONS FROM A SINGLE OWNER. OTHERWISE, ALL OWNERS WILL HAVE TO AGREE TO ANY TRANSACTIONS THAT INVOLVE THE ACCOUNT (WHETHER THE TRANSACTION REQUEST IS IN WRITING OR OVER THE TELEPHONE).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

*  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

*  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

*  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

*  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

*  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


*  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number

    * If more than one account, account numbers and amount to be invested in each account.

    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:


    4500 Main Street
    Kansas City, Missouri 64111


    4917 Town Center Drive
    Leawood, Kansas 66211


    1665 Charleston Road
    Mountain View, California 94043


    2000 S. Colorado Blvd.
    Denver, Colorado 80222.

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "AUTOMATIC INVESTMENT PLAN," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (PLEASE BE AWARE THAT THE INVESTMENT MINIMUM FOR SUBSEQUENT INVESTMENTS IS HIGHER WITHOUT AN INVESTMENT SLIP.)

BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 18 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the funds issued by American Century Target Maturities


PROSPECTUS             HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS      19


Trust, and at the close of the Exchange for all of our other funds. See "WHEN SHARE PRICE IS DETERMINED," page 24.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line-see page 21) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "SIGNATURE GUARANTEE," page 21.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call to request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds directly to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission.


20 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You may obtain a signature guarantee from a bank or trust company, credit union, broker- dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your Funds' daily share prices, receive updates on major market indexes and view historical performance of your Funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       21


    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts ("IRAs");

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the Manager, they are of a size that would disrupt the management of the Fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and


22 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


         are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transactions. See the Investor Services Guide for more detail.

    CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

     No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT
PLANS AND INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       23


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangement with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the Funds are published in leading newspapers daily. The net asset values, as well as yield information on the Funds and all other funds in the American Century family of funds, may be obtained by calling us or by accessing our Web site at www.americancentury.com.


24     ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


DISTRIBUTIONS

    At the close of each day including Saturdays, Sundays and holidays, net income of the Utilities Fund is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year. Global Gold Fund and Global Natural Resources Fund pay dividends, if any, on a semi-annual basis in June and December.

    You will begin to participate in the distributions the day after your purchase is effective. See "WHEN SHARE PRICE IS DETERMINED," page 24. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59 1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a Fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "TAXES," this page.

TAXES

    Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

    Distributions are taxable to you regardless of


PROSPECTUS                  ADDITIONAL INFORMATION YOU SHOULD KNOW       25


whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

    The Funds are open-end series of the American Century Quantitative Equity Funds (the "Company"). The Utilities Fund is a diversified series, while Global Gold and Global Natural Resources are non-diversified series. Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The Manager supervises and manages the investment portfolio of each Fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a Fund or of sectors of a Fund as necessary between team meetings.


26     ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


    The leader of the American Century quantitative equity portfolio management team responsible for the management of Global Gold is William Martin. The members of the American Century quantitative equity portfolio management team responsible for the management of Global Natural Resources are William Martin and Joseph B. Sterling. The members of the American Century quantitative equity portfolio management team responsible for the management of the Utilities Fund are John Schniedwind, Kurt Borgwardt and Joseph B. Sterling.

    JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, supervises the portfolio management teams which manage American Century Global Gold Fund and American Century Global Natural Resources Fund. Mr. Schniedwind joined American Century in 1982, and has also been a member of the team that manages Income & Growth and Utilities since their inception and has supervised the teams that manage Equity Growth since its inception.

     KURT BORGWARDT, Director of Quantitative Research, joined the team managing Utilities in May 1997. Mr. Borgwardt joined American Century in 1990, and has served as the Director of Quantitative Research since then. Mr. Borgwardt also serves on the management team for American Century Income & Growth Fund.

    WILLIAM MARTIN, Senior Vice President and Portfolio Manager, has served on the management team for American Century Global Gold and American Century Global Natural Resources Funds since their inception dates. Mr. Martin also joined the team managing American Century Equity Growth Fund in May 1997.

    JOSEPH B. STERLING, Portfolio Manager, joined the team managing Global Natural Resources in November 1996, and the team managing Utilities in May 1997. Prior to joining the portfolio management team for Global Natural Resources, Mr. Sterling served as an Associate Portfolio Manager. Mr. Sterling joined American Century in 1989, as an Equity Research Analyst and held that position until December 1995, when he was promoted to Associate Portfolio Manager.

    The activities of the Manager are subject only to directions of the Funds' Board of Directors. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person Directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). The three investment categories are: Money Market Funds, Bond Funds, and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of 0.40% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

    On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The Company and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase


PROSPECTUS                 ADDITIONAL INFORMATION YOU SHOULD KNOW    27


and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (the "transfer agent") acts as transfer agent and dividend-paying agent for the Manager. It provides facilities, equipment and personnel to the Funds, and is paid for such services by the Manager.

    The Funds charge no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Funds at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

    The Manager and transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

    The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager (or an affiliate) pays all expenses for promoting and distributing the Investor Class of Fund shares offered by this Prospectus. The Investor Class of shares does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Quantitative Equity Funds is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.

     The principal office of the Company is American Century Tower, 4500 Main Street, P. O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    American  Century  offers two  classes of each of the Funds  offered by this
Prospectus: an Investor Class and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions or 12b-1 fees.

    The other classes of shares are primarily offered to institutional investors or through institutional distributions channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and


28     ADDITIONAL INFORMATION YOU SHOULD KNOW       AMERICAN CENTURY INVESTMENTS


expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call one of our Investor Services Representatives at 1-800-345-2021.

    Except as described below, all classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have cumulative voting rights only as prescribed by California law. This means that the shareholders have the right to cumulate votes in the election (or removal) of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Directors or the appointment of auditors. However, pursuant to the Company's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Company hold a special meeting of shareholders. The Company will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

    THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       29


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                  Century(sm)


9708           [recycled logo]
SH-BKT-9066       Recycled

                                   PROSPECTUS


                             [american century logo]
                                    American
                                Century(reg. sm)


                                SEPTEMBER 2, 1997

                                    AMERICAN
                                     CENTURY

                                      GROUP

                                 Income & Growth
                                 Equity Growth

ADVISOR CLASS

[front cover]


                              AMERICAN CENTURY INVESTMENTS

                                    FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.



                        AMERICAN CENTURY INVESTMENTS

       BENHAM                AMERICAN CENTURY         TWENTIETH CENTURY(reg.tm)
     GROUP(reg.tm)                 GROUP                     GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION             GROWTH FUNDS
GOVERNMENT BOND FUNDS         & BALANCED FUNDS          INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

                              Income & Growth
                               Equity Growth






                                  PROSPECTUS

                               SEPTEMBER 2, 1997

                                Income & Growth

                                 Equity Growth

                                 ADVISOR CLASS

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that seek capital appreciation are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Each Fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to a Rule 12b-1 shareholder services fee and distribution fee as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

    This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 2, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                              AMERICAN CENTURY INVESTMENTS
                           4500 Main Street * P.O. Box 419385
                   Kansas City, Missouri 64141-6385 * 1-800-345-3533
                           International calls: 816-531-5575
                        Telecommunications Device for the Deaf:
                       1-800-345-1833 * In Missouri: 816-444-3038
                           Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                               1


                      INVESTMENT OBJECTIVES OF THE FUNDS

 AMERICAN CENTURY INCOME & GROWTH FUND

    Income  &  Growth  seeks  dividend   growth,   current  income  and  capital
appreciation by investing in common stocks.

 AMERICAN CENTURY EQUITY GROWTH FUND

    Equity Growth seeks capital appreciation by investing in common stocks.


               There is no assurance that the Funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds ........................................ 2
Transaction and Operating Expense Table ................................... 4
Performance Information of Other Class .................................... 5

INFORMATION REGARDING THE FUNDS
Investment Policies of the Funds .......................................... 7
    Income & Growth ....................................................... 7
    Equity Growth ......................................................... 7
Risk Factors and Investment Techniques .................................... 7
    Portfolio Optimization ................................................ 7
    Investments in Stocks ................................................. 7
Other Investment Practices, Their Characteristics
    and Risks ............................................................. 9
    Portfolio Turnover .................................................... 9
    Convertible Securities ................................................ 9
    Futures Contracts
      and Options Thereon ................................................. 9
    Short-Term Instruments ................................................10
    Foreign Securities ....................................................10
    Securities Lending ....................................................10
    Other Techniques ......................................................10
Performance Advertising ...................................................10

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
How to Purchase
    and Sell American Century Funds .......................................12
How to Exchange from
    One American Century Fund to Another ..................................12
How to Redeem Shares ......................................................12
Telephone Services ........................................................12
    Investors Line ........................................................12

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................13
    When Share Price Is Determined ........................................13
    How Share Price Is Determined .........................................13
    Where to Find Information About Share Price ...........................13
Distributions .............................................................14
Taxes .....................................................................14
    Tax-Deferred Accounts .................................................14
    Taxable Accounts ......................................................14
Management ................................................................15
    Investment Management .................................................15
    Code of Ethics ........................................................16
    Transfer and Administrative Services ..................................16
Distribution of Fund Shares ...............................................17
    Service and Distribution Fees .........................................17
Further Information About American Century ................................17


PROSPECTUS                                        TABLE OF CONTENTS       3

                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                         Income & Growth                  Equity Growth


SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases .....................  none                           none
Maximum Sales Load Imposed on Reinvested Dividends ..........  none                           none
Deferred Sales Load .........................................  none                           none
Redemption Fee(1) ...........................................  none                           none
Exchange Fee ................................................  none                           none


ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of net assets)

Management Fees(2) ..........................................  0.45%                         0.45%
12b-1 Fees ..................................................  0.50%                         0.50%
Other Expenses(3) ...........................................  0.01%                         0.01%
Total Fund Operating Expenses ...............................  0.96%                         0.96%


 EXAMPLE
You would pay the following expenses on a             1 year    $ 9                           $ 9
$1,000 investment, assuming a 5% annual return and    3 years    31                            31
redemption at the end of each time period:            5 years    53                            53
                                                     10 years   118                           118

(1) A portion of the management fee may be paid by American Century Investment Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management - Transfer and Administrative Services," page 16.

(2) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 17.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Advisor Class shares. The Funds offer two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see " Further Information About American Century," page 17.


4    TRANSACTION AND OPERATING EXPENSE TABLE        AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                INCOME & GROWTH

  The Advisor Class of the Funds was established September 2, 1997; therefore, no shares had been issued prior to the Fund's prior fiscal year end. The financial information in this table regarding selected per share data for the Fund reflects the performance of the Fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the Fund for the time periods presented, the Fund's performance information would be lower as a result of the higher expenses.

  The performance information for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.

                                                        1996      1995      1994      1993     1992     1991     1990(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .................  $17.81   $13.92   $15.08     $14.11    $13.53   $10.12    $10.00
                                                       -------   ------   ------     ------    ------   ------    ------
Income From Investment Operations
  Net Investment Income ..............................   0.44      0.42     0.44       0.43      0.42     0.48      0.01
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..................   3.79      4.64    (0.53)      1.15      0.62     3.56      0.12
                                                       -------   ------   ------     ------    ------   ------    ------
  Total From Investment Operations ...................   4.23      5.06    (0.09)      1.58      1.04     4.04      0.13
                                                       -------   ------   ------     ------    ------   ------    ------
Distributions
  From Net Investment Income .........................   (0.44)  (0.42)    (0.43)    (0.43)    (0.41)   (0.47)    (0.01)
  From Net Realized Gains on Investment Transactions .   (1.44)  (0.75)    (0.64)    (0.18)    (0.05)   (0.16)       --
                                                       -------   ------   ------     ------    ------   ------    ------
  Total Distributions ................................   (1.88)  (1.17)    (1.07)    (0.61)    (0.46)   (0.63)    (0.01)
                                                       -------   ------   ------     ------    ------   ------    ------
Net Asset Value, End of Period .......................  $20.16   $17.81    $13.92    $15.08    $14.11   $13.53    $10.12
                                                       =======   ======    ======    ======    ======   ======    ======
  Total Return(2) ....................................  24.15%   36.88%   (0.55)%    11.31%     7.86%   39.08%     1.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets(3) .    0.62%   0.67%     0.73%     0.75%     0.75%    0.50%       --
Ratio of Net Investment Income to Average Net Assets .    2.32%   2.61%     2.96%     2.90%     3.16%    4.03%  2.09%(4)
Portfolio Turnover Rate ..............................      92%     70%       68%       31%       63%      140%      --
Average Commission Paid per Investment Security Traded  $0.0389  $0.0300     --(5)    --(5)     --(5)     --(5)     --(5)
Net Assets, End of Period (in thousands) ............. $717,695 $373,701  $224,939  $230,191  $141,221  $59,318      $991

(1)  December 17, 1990 (inception), through December 31, 1990.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.
(4)  Annualized.
(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.

PROSPECTUS                                     FINANCIAL HIGHLIGHTS      5

                    PERFORMANCE INFORMATION OF OTHER CLASS

                                 EQUITY GROWTH

  The Advisor Class of the Funds was established September 2, 1997; therefore, no shares had been issued prior to the Fund's prior fiscal year end. The financial information in this table regarding selected per share data for the Fund reflects the performance of the Fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the Fund for the time periods presented, the Fund's performance information would be lower as a result of the higher expenses.

  The performance information for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.

                                                               1996      1995      1994     1993      1992     1991(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ...................... $14.25     $11.53     $12.12    $11.68    $11.57    $10.00
                                                            -------    ------     ------     ------    ------   ------
Income From Investment Operations
  Net Investment Income ...................................   0.27      0.26        0.30      0.23      0.26      0.34
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .......................   3.55      3.70       (0.33)     1.10      0.23      1.65
                                                            -------    ------     ------     ------    ------   ------
  Total From Investment Operations ........................   3.82      3.96       (0.03)     1.33      0.49      1.99
                                                            -------    ------     ------     ------    ------   ------
Distributions
  From Net Investment Income ..............................  (0.26)    (0.23)      (0.30)    (0.23)    (0.23)    (0.29)
  From Net Realized Gains on Investment Transactions ......  (1.85)    (1.01)      (0.26)    (0.66)    (0.15)    (0.13)
                                                            -------    ------     ------     ------    ------   ------
  Total Distributions .....................................  (2.11)    (1.24)      (0.56)    (0.89)    (0.38)    (0.42)
                                                            -------    ------     ------     ------    ------   ------
Net Asset Value, End of Period ............................ $15.96    $14.25      $11.53    $12.12    $11.68    $11.57
                                                            =======   =======     ======    =======   =======   ======
  Total Return(2) .........................................  27.34%   34.56%      (0.23)%    11.42%     4.13%    17.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets(3) ......   0.63%    0.71%       0.75%      0.75%      0.75%  0.35%(4)
Ratio of Net Investment Income to Average Net Assets ......   1.74%    1.96%       2.26%      2.04%      2.33%  3.29%(4)
Portfolio Turnover Rate ...................................    131%     126%         94%        97%       114%    89%
Average Commission Paid per Investment Security Traded .... $0.0385  $0.0320       --(5)      --(5)      --(5)   --(5)
Net Assets, End of Period (in thousands) ..................$274,433 $159,450     $97,437    $96,284    $73,592  $38,951

 (1)  May 9, 1991 (inception), through December 31, 1991.
 (2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
 (3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.
 (4)  Annualized.
 (5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


6      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INCOME & GROWTH

    Income & Growth's investment objective is to seek dividend growth, current income, and capital appreciation by investing in common stocks.

    Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.

EQUITY GROWTH

    Equity Growth's investment objective is to seek capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital growth. The Manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.

RISK FACTORS AND INVESTMENT TECHNIQUES

PORTFOLIO OPTIMIZATION

    The Manager uses quantitative management strategies in pursuit of each Fund's investment objective. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

    The primary management technique the Manager uses is portfolio optimization. The Manager constructs the Funds' portfolios to match the risk characteristics of the S&P 500 and then optimizes each portfolio to achieve the desired balance of risk and return potential. With respect to Income & Growth, this includes targeting a dividend yield that exceeds that of the S&P 500.

    The Funds' portfolio holdings are drawn primarily from equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization). Equity Growth may also invest in small capitalization stocks of companies that, in the Manager's opinion, have growth potential consistent with the Fund's investment objective.

    Portfolio optimization may cause a Fund to be more heavily invested in some industries than in others. However, neither Fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, each Fund is a "diversified" investment company as defined in the Investment Company Act of 1940 (the "Investment Company Act"). This means that investments in any single issuer are limited to restrictions under the Investment Company Act.

    Each Fund may invest in securities or engage in transactions involving instruments other than equity securities, as discussed in the section titled " Other Investment Practices, Their Characteristics and Risks," page 9.

INVESTMENTS IN STOCKS

    The Funds may be an appropriate component of a stock portfolio for investors seeking total return through diversified investments in stocks, bonds, and short-term instruments. The Funds invest primarily in stocks, which may enhance inflation-adjusted returns.


PROSPECTUS                            INFORMATION REGARDING THE FUNDS    7


    The following chart illustrates how stocks have historically outpaced inflation and produced higher returns than bonds. Depending on your age and investment horizon, one Fund may be more appropriate for you. If you seek a steady stream of monthly investment income, Income & Growth may be best for you. If you primarily seek capital appreciation, Equity Growth may be most appropriate for you. Of course, no single mutual fund can provide a balanced investment plan.

[line graph - data below]

CHART 1-Growth of Stocks, Bonds & Inflation
               S&P 500     Govt. Bonds      Inflation
Dec-25          1.00           1.00           1.00
Dec-26          1.12           1.08           0.99
Dec-27          1.53           1.17           0.96
Dec-28          2.20           1.18           0.96
Dec-29          2.02           1.22           0.96
Dec-30          1.52           1.27           0.90
Dec-31          0.86           1.20           0.81
Dec-32          0.79           1.41           0.73
Dec-33          1.21           1.41           0.73
Dec-34          1.20           1.55           0.75
Dec-35          1.77           1.62           0.77
Dec-36          2.37           1.75           0.78
Dec-37          1.54           1.75           0.80
Dec-38          2.02           1.85           0.78
Dec-39          2.01           1.96           0.78
Dec-40          1.81           2.08           0.79
Dec-41          1.60           2.10           0.86
Dec-42          1.93           2.16           0.94
Dec-43          2.43           2.21           0.97
Dec-44          2.91           2.27           0.99
Dec-45          3.96           2.51           1.01
Dec-46          3.64           2.51           1.20
Dec-47          3.85           2.45           1.31
Dec-48          4.06           2.53           1.34
Dec-49          4.83           2.69           1.32
Dec-50          6.36           2.69           1.39
Dec-51          7.89           2.59           1.48
Dec-52          9.34           2.62           1.49
Dec-53          9.24           2.71           1.50
Dec-54          14.11          2.91           1.49
Dec-55          18.56          2.87           1.50
Dec-56          19.78          2.71           1.54
Dec-57          17.65          2.91           1.59
Dec-58          25.30          2.73           1.61
Dec-59          28.32          2.67           1.64
Dec-60          28.45          3.04           1.66
Dec-61          36.11          3.07           1.67
Dec-62          32.95          3.28           1.69
Dec-63          40.47          3.32           1.72
Dec-64          47.14          3.44           1.74
Dec-65          53.01          3.46           1.78
Dec-66          47.67          3.59           1.84
Dec-67          59.10          3.26           1.89
Dec-68          65.64          3.25           1.98
Dec-69          60.06          3.09           2.10
Dec-70          62.47          3.46           2.22
Dec-71          71.41          3.92           2.29
Dec-72          84.96          4.14           2.37
Dec-73          72.50          4.09           2.58
Dec-74          53.31          4.27           2.89
Dec-75          73.14          4.67           3.10
Dec-76          90.58          5.45           3.24
Dec-77          84.08          5.41           3.46
Dec-78          89.59          5.35           3.78
Dec-79          106.11         5.28           4.28
Dec-80          140.51         5.07           4.81
Dec-81          133.62         5.17           5.24
Dec-82          162.22         7.25           5.44
Dec-83          198.75         7.30           5.65
Dec-84          211.20         8.43           5.87
Dec-85          279.12         11.04          6.10
Dec-86          330.67         13.74          6.16
Dec-87          347.97         13.37          6.44
Dec-88          406.46         14.67          6.72
Dec-89          534.46         17.32          7.03
Dec-90          517.50         18.39          7.46
Dec-91          675.59         21.94          7.69
Dec-92          727.41         23.71          7.91
Dec-93          800.08         28.03          8.13
Dec-94          810.54         25.86          8.35
Dec-95        1,113.92         34.04          8.56
Dec-96        1,370.90         33.73          8.85

Sources: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.


    In contrast to bond investors, common stock investors forego the certainty of coupon interest payments. However, they enjoy the potential for increased dividend income if the issuing company prospers. As indicated below, Chart 2 compares the growth of dividends from S&P 500 stocks with the rate of inflation over a 50-year period.

[line graph - data below]

CHART 2-Growth of Dividends vs. Inflation
                  Inflation            S&P 500 Dividends
Dec-46              1.00                    1.00
Dec-47              1.09                    1.18
Dec-48              1.12                    1.31
Dec-49              1.10                    1.61
Dec-50              1.16                    2.07
Dec-51              1.23                    1.99
Dec-52              1.24                    1.99
Dec-53              1.25                    2.04
Dec-54              1.24                    2.17
Dec-55              1.25                    2.31
Dec-56              1.28                    2.45
Dec-57              1.32                    2.52
Dec-58              1.35                    2.46
Dec-59              1.37                    2.58
Dec-60              1.39                    2.75
Dec-61              1.40                    2.85
Dec-62              1.41                    3.00
Dec-63              1.44                    3.21
Dec-64              1.45                    3.52
Dec-65              1.48                    3.83
Dec-66              1.53                    4.04
Dec-67              1.58                    4.11
Dec-68              1.65                    4.32
Dec-69              1.75                    4.45
Dec-70              1.85                    4.42
Dec-71              1.91                    4.32
Dec-72              1.98                    4.44
Dec-73              2.15                    4.76
Dec-74              2.41                    5.07
Dec-75              2.58                    5.18
Dec-76              2.71                    5.70
Dec-77              2.89                    6.58
Dec-78              3.15                    7.14
Dec-79              3.57                    7.96
Dec-80              4.01                    8.68
Dec-81              4.37                    9.34
Dec-82              4.54                    9.68
Dec-83              4.71                    9.99
Dec-84              4.90                    10.61
Dec-85              5.08                    11.13
Dec-86              5.14                    11.66
Dec-87              5.37                    12.41
Dec-88              5.60                    13.70
Dec-89              5.86                    15.56
Dec-90              6.22                    17.04
Dec-91              6.41                    17.18
Dec-92              6.60                    17.44
Dec-93              6.78                    17.72
Dec-94              6.96                    18.56
Dec-95              7.14                    19.42
Dec-96              7.38                    20.99

    Sources: Ibbotson Associates, Stocks, Bonds, Bills and Inflation and Standard and Poor's Security Price Index Record

    Historical equity index returns suggest that stocks provide superior investment returns over the long term. Over short periods of time, however, the prices of individual stocks and the stock market as a whole can be very volatile. The table below shows best and worst average annual total returns for the S&P 500 over time spans of one, five, 10 and 20 years between 1926 and 1996

VARIABILITY OF S&P 500 RETURNS
--------------------------------------------------------------------------------

               1 YR            5 YRS           10 YRS          20 YRS
Best           53.99%          23.92%           20.06%          16.86%
Worst         -43.34%         -12.47%           -0.89%           3.11%
--------------------------------------------------------------------------------

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation. This analysis is based on historical annual total return figures for the S&P 500.


    Notice that the difference between the best and worst return decreases as the measure of time increases. Stock market investing may not make sense for you unless you are prepared to ride out the markets' ups and downs.

    As indicated below, Chart 3 compares the historical risk vs. reward characteristics of stocks (represented by the S&P 500), bonds (represented by a 20-year U.S. Treasury bond), and Treasury bills. As you can see, historically, stocks have provided higher returns at greater risk than Treasury bonds and bills over the long term.

[bullet chart - data below]

CHART 3-Risk vs. Reward (1926-1996)
                                T-Bills           Govt. Bonds     S&P 500
Average Annual Total Return      3.74%              5.08%          10.71%
Standard Deviation               3.26%              9.21%          20.32%

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.


    The historical S&P 500 data presented here are not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Funds, during the periods shown. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. Investors cannot invest directly in the


8  INFORMATION REGARDING THE FUNDS                 AMERICAN CENTURY INVESTMENTS


S&P 500. The historical conditions that gave rise to the patterns illustrated here may not be repeated. Transaction costs and other expenses of managing a common stock portfolio are not reflected in the figures shown. S&P 500 is a registered service mark of Standard and Poor's Corporation.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information regarding the investment practices of the Funds, see the Statement of Additional Information.

PORTFOLIO TURNOVER

    The portfolio turnover rates of the Funds are shown in the Financial Highlights tables on pages 5 and 6 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives, and accordingly, the annual portfolio turnover rate cannot be accurately predicted.

    The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the Funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.

CONVERTIBLE SECURITIES

    Although the Funds' equity investments consist primarily of common stock, each Fund may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, and warrants. The Manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

FUTURES CONTRACTS AND OPTIONS THEREON

    The Funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a Fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A Fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Since futures contracts and options thereon can replicate movements in the markets for the securities in which a Fund invests without the large cash investments required for dealing in such markets, they may subject a Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       9


    See the Statement of Additional Information for further information about these instruments and their risks.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less.

    Each Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the Manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

    Each Fund may invest up to 5% of its total assets in any money market fund advised by the Manager, provided that the investment is consistent with the Funds' respective investment policies and restrictions.

FOREIGN SECURITIES

    Each Fund may invest in securities of foreign issuers, including instruments that trade on domestic or foreign securities exchanges in U. S. dollars or foreign currencies. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

SECURITIES LENDING

    In order to realize additional income, each Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund making the loan must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. This practice could result in a loss or a delay in recovering the Fund's securities.

    A Fund's loans may not exceed 33-1/3 % of its total assets.

OTHER TECHNIQUES

    The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PERFORMANCE ADVERTISING

    From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Advisor Class and for the other classes offered by the Funds.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

    A quotation of yield reflects a Fund's income over a stated period of time expressed as a percentage of the Fund's share price. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net


10   INFORMATION REGARDING THE FUNDS          AMERICAN CENTURY INVESTMENTS


of Fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

    The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       11


                     HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN CENTURY FUNDS

    One or more of the Funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

    If you have questions about a Fund, see "Investment  Policies of the Funds,"
page  7,  or  call  one  of  our   Institutional   Service   Representative   at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price Is Determined," page 13.

    We may discontinue offering shares generally in the Funds (including any class of shares of a fund) or in any particular state without notice to shareholders.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of a Fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 13. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current Prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                         ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange, on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangements with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    Portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Funds are published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset values of the Advisor Class may be obtained by calling us.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW     13


DISTRIBUTIONS

    At the close of each day including Saturdays, Sundays and holidays, net income of Income & Growth is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year. Equity Growth's dividends are declared and paid quarterly in March, June, September and December.

    THE OBJECTIVE OF EQUITY GROWTH IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU ARE ENCOURAGED TO MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 18. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a Fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

14  ADDITIONAL INFORMATION YOU SHOULD KNOW          AMERICAN CENTURY INVESTMENTS

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, either we or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT
INVESTMENT MANAGEMENT

    The Funds are diversified, open-end series of the American Century Quantitative Equity Funds (the "Company"). Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

   The Manager supervises and manages the investment portfolio of each Fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a Fund or of sectors of a Fund as necessary between team meetings.

   The members of the American Century quantitative equity portfolio management team responsible for the management of Income & Growth are John Schniedwind and Kurt Borgwardt. The members of


PROSPECTUS                         ADDITIONAL INFORMATION YOU SHOULD KNOW  15


the American Century quantitative equity portfolio management team responsible for the management of Equity Growth are Jeff Tyler and William Martin.

   JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, has been a member of the team that manages Income & Growth since its inception and has supervised the teams that manage Equity Growth since its inception. Mr. Schniedwind joined American Century in 1982 and also supervises the portfolio management teams which manage American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund.

   KURT BORGWARDT, Director of Quantitative Research, joined the team managing Income & Growth in May 1997. Mr. Borgwardt joined American Century in 1990, and has served as the Director of Quantitative Research since then. Mr. Borgwardt also serves on the management team for American Century Utilities Fund.

   JEFF TYLER, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Tyler joined American Century in 1988. Mr. Tyler is also responsible for the supervision of the American Century Strategic Asset Allocation Funds and the American Century--Benham European Government Bond Fund. Prior to May 1997, Mr. Tyler supervised the portfolio management teams for American Century's government bond and money market funds.

   WILLIAM MARTIN, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Martin has also served on the management team for American Century Global Gold and American Century Global Natural Resources Funds since their respective inception dates.

   The activities of the Manager are subject only to directions of the Funds' Board of Directors. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expense of the non-interested person directors (including counsel fees) and extraordinary expenses.

   For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). The three investment categories are: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of 0.40% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.05% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

   On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

   The Company and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

   American  Century  Services  Corporation,  4500  Main  Street,  Kansas  City,
Missouri   64111,   (the   "transfer   agent")   acts  as  transfer   agent  and
dividend-paying


16   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


agent for the Manager. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

   The Manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

   The Funds' shares are distributed by American Century Investment Services, Inc. ("the Distributor"), a registered broker-dealer and an affiliate of the Manager. As agent for the Funds and the Manager, the Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the Funds' shares and/or the use of the Funds' shares in various financial services. The Manager (or an affiliate) pays all expenses incurred in promoting sales of, and distributing the Advisor Class and in securing such services out of the Rule 12b-1 fees described in the section that follows.

SERVICE AND DISTRIBUTION FEES

   Rule 12b-1 adopted by the Securities and Exchange Commission (SEC) under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the Funds' Board of Directors and the initial shareholder of the Funds' Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, each Fund pays the Manager a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the Fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the Manager to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.

   The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

   American  Century   Quantitative   Equity  Funds  is  a  open-end  management
investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.

The principal office of the Funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls:
816-531-5575).

   American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

   American  Century  offers three  classes of each of the Funds offered by this
Prospectus: an Investor Class, an Advisor Class and an Institutional Class. The shares offered by this Prospectus are Advisor Class shares.

   The Investor Class is primarily made available to retail investors. The Institutional Class is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional


PROSPECTUS                          ADDITIONAL INFORMATION YOU SHOULD KNOW  17

information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Institutional Class of shares call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

   Except as described below, all classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same Fund.

   Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

   Shares have cumulative voting rights only as prescribed by California law. This means that shareholders have the right to cumulate votes in the election (or removal) of Directors.

   Unless required by the Investment Company Act, it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Directors or the appointment of auditors. However, pursuant to the Company's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Company hold a special meeting of shareholders. The Company will assist in the communication with other shareholders.

   WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

   THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


18  ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


                                         NOTES

                                                                   NOTES 19


                                         NOTES


20      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                         NOTES

                                                                   NOTES 21


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

INTERNET: WWW.AMERICANCENTURY.COM

                            [american century logo]
                                    American
                                Century(reg. sm)

9708           [recycled logo]
SH-BKT-9207       Recycled
                                  PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                               SEPTEMBER 2, 1997

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                           Global Natural Resources
                                Utilities Fund

ADVISOR CLASS

[front cover]


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS

        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group

   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

                             Global Gold Global
                              Natural Resources
                               Utilities Fund


                                  PROSPECTUS
                               SEPTEMBER 2, 1997

            Global Gold * Global Natural Resources * Utilities Fund

                                 ADVISOR CLASS

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Three of the funds from our American Century Group that invest in specialized equity markets, are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Each Fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to a Rule 12b-1 shareholder services fee and distribution fee as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

    This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 2, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                         AMERICAN CENTURY INVESTMENTS
                      4500 Main Street * P.O. Box 419385
              Kansas City, Missouri 64141-6385 * 1-800-345-3533
                      International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                  1-800-345-1833 * In Missouri: 816-444-3038
                      Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                               1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY GLOBAL GOLD FUND

    Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

AMERICAN CENTURY GLOBAL NATURAL
RESOURCES FUND

    Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

    The Fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors ("Sectors") of the Dow Jones World Stock Index* ("DJWSI"), excluding chemical companies.

AMERICAN CENTURY UTILITIES FUND

    The Utilities Fund seeks current income and long-term growth of capital and income.

    The Fund invests primarily in equity securities of companies engaged in the utilities industry. One feature that distinguishes the Fund from other utility funds is that it attempts to provide investors with a consistent level of monthly dividend income, although there is no guarantee that it will be able to do so.

                There is no assurance that the Funds will achieve
                     their respective investment objectives.


 * The DJWSI is property of Dow Jones & Company, Inc. which is not affiliated with American Century.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds ........................................ 2
Transaction and Operating Expense Table ................................... 4
Performance Information of Other Class .................................... 5

INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds .......................................... 8
       Core Investment Strategies ......................................... 8
       Global Gold ........................................................ 8
       Global Natural Resources ........................................... 9
       Utilities Fund .....................................................10
Risk Factors and Investment Techniques ....................................11
       Concentration Risk .................................................11
            Global Gold ...................................................11
            Global Natural Resources ......................................11
            Utilities Fund ................................................11
       Foreign Securities Risk ............................................12
       Risk of Using the Funds as a Hedge .................................13
Other Investment Practices, Their Characteristics
    and Risks .............................................................13
       Portfolio Turnover .................................................13
       Convertible Securities .............................................13
       When-Issued and Forward Commitment
            Agreements ....................................................13
       Forward Currency Exchange Contracts ................................14
       Gold Investments ...................................................14
       Short-Term Instruments .............................................15
       Securities Lending .................................................15
       Futures Contracts and Options Thereon ..............................15
       Rule 144A Securities ...............................................16
       Indexed Securities .................................................16
       Other Techniques ...................................................16
Performance Advertising ...................................................16

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American Century Funds ...........................18
How to Exchange from One
    American Century Fund to Another ......................................18
How to Redeem Shares ......................................................18
Telephone Services ........................................................18
       Investors Line .....................................................18

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................19
       When Share Price is Determined .....................................19
       How Share Price is Determined ......................................19
       Where to Find Information About Share Price ........................19
Distributions .............................................................20
Taxes .....................................................................20
       Tax-Deferred Accounts ..............................................20
       Taxable Accounts ...................................................20
Management ................................................................21
       Investment Management ..............................................21
       Code of Ethics .....................................................22
       Transfer and Administrative Services ...............................23
Distribution of Fund Shares ...............................................23
       Service and Distribution Fees ......................................23
Further Information About American Century ................................23


PROSPECTUS                                        TABLE OF CONTENTS      3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                 Global Gold,
                                                                Global Natural
                                                                   Resources,
                                                                   Utilities

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ...........................   none
Maximum Sales Load Imposed on Reinvested Dividends ................   none
Deferred Sales Load ...............................................   none
Redemption Fee ....................................................   none
Exchange Fee ......................................................   none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees(1) ................................................   0.45%
12b-1 Fees(2) .....................................................   0.50%
Other Expenses ....................................................   0.01%
Total Fund Operating Expenses .....................................   0.96%

EXAMPLE

You would pay the following expenses                          1 year  $  9
on a $1,000 investment, assuming a                           3 years    31
5% annual return and redemption at                           5 years    53
the end of each time period:                                10 years   118


(1)A portion of the management fee may be paid by American Century Investment Management, Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management - Transfer and Administrative Services," page 23.

(2)The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 23.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

  NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Advisor Class shares. The Funds offer one other class of shares, which is primarily made available to retail investors. This other class has a different fee structure than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other class. For additional information about the various classes, see "Further Information About American Century," page 23.


4    TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS

                    PERFORMANCE INFORMATION OF OTHER CLASS
                                  GLOBAL GOLD

  The Advisor Class of the Funds was established September 2, 1997; therefore no shares had been issued prior to the Fund's prior fiscal year end. The financial information in this table regarding selected per share data for the Fund reflects the performance of the Fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the Fund for the time periods presented, the Fund's performance information would be lower as a result of the higher expenses.

  The performance information for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.

                                        1996      1995      1994      1993      1992      1991      1990     1989   1988(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................$12.37    $11.33    $13.67     $7.55     $8.28     $9.35    $11.71    $9.05   $10.00
                                      ------    ------    ------    ------    ------    ------    ------   ------   ------
Income From Investment Operations

  Net Investment Income ..............  0.06      0.02      0.03      0.01      0.02      0.02       --      0.04     0.09

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..(0.40)      1.03    (2.32)      6.12    (0.73)    (1.07)    (2.27)     2.75   (0.97)
                                      ------    ------    ------    ------    ------    ------    ------   ------   ------
  Total From
  Investment Operations ..............(0.34)      1.05    (2.29)      6.13    (0.71)    (1.05)    (2.27)     2.79   (0.88)
                                      ------    ------    ------    ------    ------    ------    ------   ------   ------
Distributions

  From Net Investment Income .........(0.06)    (0.01)    (0.02)    (0.01)    (0.02)    (0.02)       --    (0.04)   (0.07)

  From Net Realized Gains
  on Investment Transactions .........(0.64)       --        --       --         --        --     (0.09)   (0.09)      --

  In Excess of Net Realized Gains
  on Investment Transactions .........    --       --     (0.03)        --       --        --        --       --       --
                                      ------    ------    ------    ------    ------    ------    ------   ------   ------
  Total Distributions ................(0.70)    (0.01)    (0.05)    (0.01)    (0.02)    (0.02)    (0.09)   (0.13)   (0.07)
                                      ------    ------    ------    ------    ------    ------    ------   ------   ------
Net Asset Value, End of Period .......$11.33    $12.37    $11.33    $13.67     $7.55     $8.28     $9.35   $11.71    $9.05
                                      ======    ======    ======    ======    ======    ======    ======   ======   ======
  Total Return(2) ...................(2.76)%     9.25%  (16.75)%    81.22%   (8.65)%  (11.23)%   (19.43)%  29.93%  (9.19)%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets(3) ........... 0.62%     0.61%     0.61%     0.72%     0.75%     0.75%     0.96%    1.00%      --

  Ratio of Net Investment Income
  to Average Net Assets .............. 0.46%     0.17%     0.20%     0.23%     0.23%     0.30%     0.01%    0.36%  2.04%(4)

  Portfolio Turnover Rate ............   45%       28%       42%       28%       53%       56%       21%      34%       1%

  Average Commission Paid per
  Investment Security Traded ........$0.0289   $0.0350     --(5)     --(5)     --(5)     --(5)    --(5)     --(5)    --(5)

  Net Assets, End of Period
  (in thousands) ...................$432,587  $537,693  $568,030  $616,347  $163,777  $124,436  $104,163  $61,786   $7,683


(1)  COMMENCEMENT OF OPERATIONS FOR GLOBAL GOLD WAS AUGUST 17, 1988.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT
     ANNUALIZED.

(3)  THE RATIOS FOR THE PERIODS  BEGINNING WITH THE YEAR ENDED DECEMBER 31, 1995
     INCLUDE EXPENSES PAID THROUGH EXPENSE OFFSET ARRANGEMENTS.

(4)  ANNUALIZED.  (THE  PERIOD  ENDED  DECEMBER  31,  1988  INCLUDES  0.76% FROM
     NONRECURRING INCOME.)

(5)DISCLOSURE OF AVERAGE COMMISSION PAID PER INVESTMENT  SECURITY TRADED WAS NOT
     REQUIRED PRIOR TO THE YEAR ENDED DECEMBER 31, 1995.


PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS       5

                    PERFORMANCE INFORMATION OF OTHER CLASS
                           GLOBAL NATURAL RESOURCES

  The Advisor Class of the Funds was established September 2, 1997; therefore no shares had been issued prior to the Fund's prior fiscal year end. The financial information in this table regarding selected per share data for the Fund reflects the performance of the Fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the Fund for the time periods presented, the Fund's performance information would be lower as a result of the higher expenses.

  The performance information for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.

                                                                           1996         1995       1994(1)


 PER-SHARE DATA

Net Asset Value, Beginning of Period ................................... $10.66        $9.61       $10.00
                                                                         ------       ------       ------
Income From Investment Operations

  Net Investment Income ................................................   0.17         0.16         0.07

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...   1.46         1.22       (0.42)
                                                                         ------       ------       ------
  Total From Investment Operations .....................................   1.63         1.38       (0.35)
                                                                         ------       ------       ------
Distributions

  From Net Investment Income ........................................... (0.17)        (0.16)      (0.04)

  From Net Realized Capital Gains on Investment Transactions ........... (0.21)        (0.17)         --
                                                                         ------       ------       ------
  Total Distributions .................................................. (0.38)        (0.33)      (0.04)
                                                                         ------       ------       ------
Net Asset Value, End of Period ......................................... $11.91       $10.66        $9.61
                                                                         ======       ======       ======
  Total Return(2) ...................................................... 15.45%       14.41%      (3.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3) ...................  0.76%        0.76%           --

Ratio of Net Investment Income to Average Net Assets ...................  1.78%        2.02%     2.74%(4)

Portfolio Turnover Rate ................................................    53%          39%           --

Average Commission Paid per Investment Security Traded .................$0.0305      $0.0280        --(5)

Net Assets, End of Period (in thousands) ...............................$66,021      $30,157      $18,972


(1)  COMMENCEMENT  OF OPERATIONS FOR GLOBAL NATURAL  RESOURCES WAS SEPTEMBER 15,
     1994.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS,  IF ANY. TOTAL RETURN FOR PERIODS LESS THAN ONE YEAR ARE NOT
     ANNUALIZED.

(3)  THE RATIOS FOR THE PERIODS  BEGINNING WITH THE YEAR ENDED DECEMBER 31, 1995
     INCLUDE EXPENSES PAID THROUGH EXPENSE OFFSET ARRANGEMENTS.

(4)  ANNUALIZED.

(5)  DISCLOSURE OF AVERAGE  COMMISSION  PAID PER INVESTMENT  SECURITY TRADED WAS
     NOT REQUIRED PRIOR TO THE YEAR ENDED DECEMBER 31, 1995.


6     PERFORMANCE INFORMATION OF OTHER CLASS   AMERICAN CENTURY INVESTMENTS

                    PERFORMANCE INFORMATION OF OTHER CLASS
                                UTILITIES FUND

  The Advisor Class of the Funds was established September 2, 1997; therefore no shares had been issued prior to the Fund's prior fiscal year end. The financial information in this table regarding selected per share data for the Fund reflects the performance of the Fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the Fund for the time periods presented, the Fund's performance information would be lower as a result of the higher expenses.

  The performance information for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.

                                                             1996       1995       1994    1993(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ...................................... $11.44      $8.79     $10.24     $10.00
                                                           ------     ------     ------     ------
Income From Investment Operations

  Net Investment Income ..................................   0.45       0.42       0.44       0.36

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......................   0.08       2.65     (1.45)       0.30
                                                           ------     ------     ------     ------
  Total From
  Investment Operations ..................................   0.53       3.07     (1.01)       0.66
                                                           ------     ------     ------     ------
Distributions

  From Net Investment Income .............................  (0.46)    (0.42)     (0.44)     (0.36)

  From Net Realized Gains on Investment Transactions .....     --        --         --      (0.06)
                                                           ------     ------     ------     ------
  Total Distributions .................................... (0.46)     (0.42)     (0.44)     (0.42)
                                                           ------     ------     ------     ------
Net Asset Value, End of Period ........................... $11.51     $11.44      $8.79     $10.24
                                                           ======     ======     ======     ======
  Total Return(2) ........................................  4.82%     35.70%   (10.03)%      6.60%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets(3) ...............................  0.71%      0.75%      0.75%   0.50%(4)

  Ratio of Net Investment Income
  to Average Net Assets ..................................  3.88%      4.31%      4.67%   4.23%(4)

  Portfolio Turnover Rate ................................    93%        68%        61%       39%

  Average Commission
  Paid per Investment Security Traded ....................$0.0381    $0.0300      --(5)      --(5)

  Net Assets, End of Period (in thousands) ..............$145,134   $218,794   $152,570   $194,314


(1)  COMMENCEMENT OF OPERATIONS FOR UTILITIES FUND WAS MARCH 1, 1993.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS,  IF ANY. TOTAL RETURN FOR PERIODS LESS THAN ONE YEAR ARE NOT
     ANNUALIZED.

(3)  THE RATIOS FOR THE PERIODS  BEGINNING WITH THE YEAR ENDED DECEMBER 31, 1995
     INCLUDE EXPENSES PAID THROUGH EXPENSE OFFSET ARRANGEMENTS.

(4)  ANNUALIZED.

(5)  DISCLOSURE OF AVERAGE  COMMISSION  PAID PER INVESTMENT  SECURITY TRADED WAS
     NOT REQUIRED PRIOR TO THE YEAR ENDED DECEMBER 31, 1995.


PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS       7


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

CORE INVESTMENT STRATEGIES

    The Manager uses quantitative management strategies in pursuit of the Funds' respective investment objectives. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

    The primary management technique the Manager uses is portfolio optimization. The Manager constructs the Fund's portfolio to match the Fund benchmarks' risk characteristics and, in turn, the benchmarks' performance.

GLOBAL GOLD

    Global Gold seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

    The Manager will construct Global Gold's portfolio to match the risk characteristics of the market for gold and gold-related equity securities and, in turn, attempt to produce performance indicative of performance in the worldwide gold equities market. As part of evaluating and determining the appropriate investments for Global Gold, the Manager intends to utilize various benchmarks, including worldwide gold market indices, such as the FT-SE(reg.tm) Gold Mines Index.

    The FT-SE(reg.tm) Gold Mines Index (the "Index") is compiled and calculated by FT-SE International Limited ("FT-SE") under the joint license of the Financial Times Ltd. ("FT") and the London Stock Exchange Limited (the "Stock Exchange"). FT-SE calculates the Index in conjunction with the Institute of Actuaries and the Faculty of Actuaries. However, neither FT-SE nor the Stock Exchange nor FT shall be liable to any person for any error in the Index and neither FT-SE or Exchange or FT shall be under any obligation to advise any person of any error therein. Global Gold is not in any way sponsored, endorsed, sold or promoted by FT-SE, the Stock Exchange or FT. Neither FT-SE, the Stock Exchange nor FT makes any warranty or representation whatsoever as to the results to be obtained from the use of the Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. FT-SE(reg.tm) is a trademark of the Stock Exchange and FT and is used by FT-SE under license.

    Global Gold will concentrate its investments in securities of companies throughout the world which are engaged in mining, processing or dealing with gold or other precious metals ("Gold Companies"). This means that at least 25% of Global Gold's total assets must be invested in Gold Companies. Under normal circumstances, at least 65% of the value of Global Gold's total assets will be invested in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long-, medium- or short-life gold mines.

    Global Gold may invest in common stocks, securities convertible into common stocks and sponsored or unsponsored American Depositary Receipts ("ADRs") for the securities of Gold Companies, all of which


8    INFORMATION REGARDING THE FUNDS     AMERICAN CENTURY INVESTMENTS


may be traded on a securities exchange or over-the-counter. In seeking income or in times when a conservative policy is warranted, Global Gold may also purchase preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper, any of which may or may not be rated by nationally recognized securities rating agencies.

    As part of its global investment strategy, Global Gold will normally invest in securities of issuers located in at least three different countries, one of which may be the United States. For temporary defensive purposes, however, Global Gold may invest in less than three countries. The Manager anticipates that a substantial portion of Global Gold's assets will be invested in securities of companies domiciled in or operating in one or more foreign countries. There are certain risks which are posed to Global Gold when it invests in foreign securities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--FOREIGN SECURITIES RISK," page 12. These risks may be greater as Global Gold increases its investments in regions outside North America.

    The Manager works to balance three goals:

    * To construct Global Gold's portfolio composition so that its risk and investment performance characteristics will match the selected benchmarks as closely as possible while meeting IRS diversification requirements;

    * To keep enough cash on hand to meet shareholder redemption requests and pay operational expenses; and

    *    To keep portfolio transaction costs low.

    Global Gold is a "non-diversified company" as defined in the Investment Company Act of 1940 (the "Investment Company Act"), which means that the proportion of Global Gold's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, Subchapter M of the Internal Revenue Code of 1986, as amended, limits the proportion of assets a fund may invest in the securities of any single issuer. Global Gold intends to adhere to these limits in order to qualify as a regulated investment company.

GLOBAL NATURAL RESOURCES

    Global Natural Resources seeks to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industries.

    Global Natural Resources invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors ("Sectors") of the Dow Jones World Stock Index* ("DJWSI"), excluding chemical companies.

    The DJWSI (which is market-capitalization weighted) was created on January 5, 1993, and currently consists of approximately 2,800 stocks of U.S. and foreign companies representing approximately 28 countries and 120 industry groups and subgroups in the DJWSI, which are grouped into nine broad market sectors, including the Energy and the Basic Materials sectors.

    The value of the DJWSI is calculated each day the New York Stock Exchange (the "Exchange") is open for trading and is based on prices at the close of the Exchange, usually 3 p.m. Central time. Foreign securities are valued in U.S. dollars based on the exchange rates as of the close of the Exchange.

    The DJWSI editors select companies and stocks based entirely on their own criteria, which they may change at any time. The DJWSI is divided into categories determined by the editors of THE WALL STREET JOURNAL, who may alter their categorization without consulting the companies, the stock exchanges, or any official agency. The industries currently included in the Energy and Basic Materials sectors (excluding chemical companies) are:


--------------------------------------------------------------------------------
ENERGY SECTOR                                   BASIC MATERIALS SECTOR
--------------------------------------------------------------------------------
Coal                                            Aluminum
Oil Drilling                                    Other Non-Ferrous Metals
Oil Companies, Major                            Forest Products
Oil Companies, Secondary                        Mining, Diversified
Oilfield Equip/Services                         Paper Products
Pipelines                                       Precious Metals and Steel
--------------------------------------------------------------------------------


    Although the chemicals industry is included in the DJWSI Basic Materials sector, Global Natural

*DOW JONES & COMPANY, INC. HAS NOT PARTICIPATED IN ANY WAY IN THE CREATION OF THE FUND OR IN THE SELECTION OF THE STOCKS INCLUDED IN GLOBAL NATURAL RESOURCES' PORTFOLIO AND HAS NOT APPROVED ANY INFORMATION INCLUDED IN THE PROSPECTUS RELATING THERETO. THE DJWSI IS THE PROPERTY OF DOW JONES & CO., INC.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS      9


Resources does not invest in the chemicals industry. Typically, chemical companies do not maintain large natural resources inventories but rather, focus on chemical product development.

    In order to minimize transaction costs, Global Natural Resources uses the portfolio optimization technique (described in "CORE INVESTMENT STRATEGIES," page 8) instead of holding all of the securities included in the Sectors.

    Even though Global Natural Resources' portfolio is not constructed to match the COMPOSITION of the Sectors, the Manager does not expect Global Natural Resources' total return to vary from the combined return of the Sectors by more than five percentage points per year. However, the Manager may periodically need to adjust Global Natural Resources' holdings to more closely match the composition of the Sectors in order to reduce performance deviation.

    Sector performance is calculated monthly on a total return basis, using beginning-of-the-month capitalization weightings and assuming reinvestment of dividends. Global Natural Resources' ability to match Sector performance may, depend in part on market conditions, shareholder activity, transaction costs, Global Natural Resources' size, and tax considerations.

    Global Natural Resources is a "non-diversified company" as defined in the Investment Company Act, which means that the proportion of Global Natural Resources' assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, Subchapter M of the Code limits the proportion of assets a fund may invest in the securities of any single issuer. Global Natural Resources intends to adhere to these limits in order to qualify as a regulated investment company.

    As an operating policy, Global Natural Resources will remain as fully invested as practicable in securities of companies included in the Sectors; therefore, investors bear the risk of a general decline in the stock prices of issuers included in the Sectors. Although Global Natural Resources invests primarily in securities of companies included in the Sectors, it may also invest up to 10% of its total assets in other types of securities (see "OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS," page 13). However, Global Natural Resources may invest up to 35% of its total assets in when-issued and forward commitment agreements if necessary to purchase Sector securities. Such investments may be made to improve portfolio diversification and to provide extra cash to meet redemptions and day-to-day operating expenses.

UTILITIES FUND

    The Utilities Fund seeks current income and long-term growth of capital and income.

    The Utilities Fund invests primarily in equity securities of companies engaged in the utilities industry. One feature that distinguishes the Fund from other utility funds is that it attempts to provide investors with a consistent level of monthly dividend income, although there is no guarantee that it will be able to do so.

    Under normal market conditions, the Utilities Fund invests at least 75% of its total assets in equity securities of companies engaged in the utilities industry. Such companies may include: public utility companies, whose user rates are set by a government entity such as a state utilities commission; companies with non-regulated utility operations; or companies with a combination of regulated and non-regulated utility operations. Within this 75% category, the Utilities Fund will not buy shares of a company unless 50% or more of the company's revenues or net profits are derived from the ownership or operation of facilities used to provide electricity, natural gas, telecommunications services, pay television (e.g., cable), water, or sanitary services to the public.

    To enhance dividend income, increase portfolio diversification, or support share price stability, the Utilities Fund may invest up to 25% of its total assets in fixed-income securities (i.e., bonds issued by the U.S. government or its agencies, bonds issued by companies engaged in the utilities industry (utility bonds), or bonds issued by non-utility corporations).

    The Manager may invest up to 5% of the Utilities Fund's total assets in non-utility corporate bonds. The Utilities Fund's corporate debt holdings must be of investment-grade quality.

    To be considered investment-grade, a bond must be rated BBB/Baa or better by a nationally recognized statistical rating organization (a "rating agency") or be judged to be of comparable quality by the Manager


10    INFORMATION REGARDING THE      FUNDS AMERICAN CENTURY INVESTMENTS


under the direction of the Board of Directors. If a bond held by the Utilities Fund is downgraded by a rating agency, the Manager will not necessarily sell the bond unless it determines that the bond is no longer of investment-grade quality.

    In recent years, changes in the regulatory climate have allowed public utility companies to provide products and services outside of their traditional geographic areas. the Manager seeks to maximize the benefits from both increased competition and expanded growth prospects that are expected to arise from these changes.

    The Utilities Fund is a "diversified" investment company as defined in the Investment Company Act. This means that investments in any single issuer are limited by restrictions under the Investment Company Act.

RISK FACTORS AND INVESTMENT TECHNIQUES

    The Funds may be an appropriate component of a stock portfolio for investors seeking total return through investments in stocks (both equity and specialized), bonds and short-term instruments. The Funds work best for long-term investors who are prepared to endure fluctuations in the values of the special market categories in which each of the Funds invests. Since each Fund concentrates its investment in a specific industry, the share price of each Fund is likely to be more volatile than the share price of a fund that diversifies across multiple industries. An investment in any one of the Funds does not constitute a balanced investment plan.

CONCENTRATION RISK

    Because each of the Funds concentrates its investments in a particular industry or sector, each may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. Each Fund therefore serves a different purpose than a general stock fund. Each Fund is particularly vulnerable to risks specific to those faced acutely by those issuers in their area of specialty.

GLOBAL GOLD

    Many investors perceive that gold investments hedge against inflation, currency devaluations, and general stock market declines; however, there is no assurance that these historical inverse relationships will persist. Changing market conditions (i.e., fluctuating operating costs, political events, and changes in interest rates and currency rates) may affect gold prices and tend to have a more exaggerated effect on gold stocks. Because of their high share price volatility, gold stocks are considered speculative and may affect Global Gold's share price. Investment in Global Gold shares may involve special considerations, including: fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and over control of the sale of gold; changes in U.S. or foreign tax, currency or mining laws; increased environmental costs; and unpredictable monetary policies and economic and political conditions.

GLOBAL NATURAL RESOURCES

    Global Natural Resources is particularly vulnerable to risks specific to natural resources companies. Historically, during periods of economic or financial instability, the securities of some natural resources companies become subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and unstable supplies of precious and industrial metals, oils, coal, timber or other natural resources. Price instability may adversely affect the earnings of natural resources companies. Natural resources companies may also be subject to risks associated with extraction of natural resources, such as mining and oil drilling accidents, and the hazards associated with natural resources such as fire and drought.

UTILITIES FUND

    Public utilities companies have historically provided above-average dividends, which may make their stocks appropriate for long-term, income-oriented investors. Historically, utility stocks have generally been considered to be among the most conservative equity securities despite their vulnerability to inflation and regulation. However, increased competition and a trend toward deregulation have created opportunities for growth, as well as greater price volatility, among utilities stocks.

    As indicated on page 12, Chart 1 compares the rate of dividend growth for the Standard & Poor's Utilities Index ("S&P Utilities Index") with the rate of inflation as measured by the Consumer Price Index ("CPI") over a 50-year period


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       11

[line graph - data below]

CHART 1 - GROWTH OF UTILITY STOCK
DIVIDENDS VS. INFLATION
                Inflation        S&P Utilities
                  (CPI)         Index Dividends
Dec-46            $1.00             $1.00
Dec-47            $1.09             $1.08
Dec-48            $1.12             $1.10
Dec-49            $1.10             $1.19
Dec-50            $1.16             $1.27
Dec-51            $1.23             $1.32
Dec-52            $1.24             $1.32
Dec-53            $1.25             $1.41
Dec-54            $1.24             $1.48
Dec-55            $1.25             $1.56
Dec-56            $1.28             $1.69
Dec-57            $1.32             $1.79
Dec-58            $1.35             $1.84
Dec-59            $1.37             $1.95
Dec-60            $1.39             $2.04
Dec-61            $1.40             $2.15
Dec-62            $1.41             $2.25
Dec-63            $1.44             $2.37
Dec-64            $1.45             $2.55
Dec-65            $1.48             $2.74
Dec-66            $1.53             $2.96
Dec-67            $1.58             $3.14
Dec-68            $1.65             $3.29
Dec-69            $1.75             $3.38
Dec-70            $1.85             $3.48
Dec-71            $1.91             $3.57
Dec-72            $1.98             $3.64
Dec-73            $2.15             $3.74
Dec-74            $2.41             $3.80
Dec-75            $2.58             $3.95
Dec-76            $2.71             $4.13
Dec-77            $2.89             $4.45
Dec-78            $3.15             $4.76
Dec-79            $3.57             $5.12
Dec-80            $4.01             $5.45
Dec-81            $4.37             $5.87
Dec-82            $4.54             $6.29
Dec-83            $4.71             $6.65
Dec-84            $4.90             $7.11
Dec-85            $5.08             $7.40
Dec-86            $5.14             $7.73
Dec-87            $5.37             $8.11
Dec-88            $5.60             $8.37
Dec-89            $5.86             $8.67
Dec-90            $6.22             $9.11
Dec-91            $6.41             $9.35
Dec-92            $6.60             $9.40
Dec-93            $6.78             $9.52
Dec-94            $6.96             $9.74
Dec-95            $7.14             $9.76
Dec-96            $7.38            $10.59

    Historically, common stock dividend yields for public utility companies have exceeded comparable figures for the broader market while offering investors comparatively less share price volatility. Chart 2 compares common stock dividend yields for the S&P Utilities Index with those of the broader Standard & Poor's 500 Composite Stock Price Index ("S&P 500") from 1947 to 1996.

[line graph - data below]

CHART 2 - STOCK DIVIDEND YIELDS
S&P UTILITIES INDEX VS. S&P 500
                      S&P 500 Yield      S&P Utilities Index Yield
Dec-47                    5.49%                    6.02%
Dec-48                    6.12%                    6.23%
Dec-49                    6.80%                    5.42%
Dec-50                    7.20%                    5.98%
Dec-51                    5.93%                    5.52%
Dec-52                    5.31%                    4.89%
Dec-53                    5.84%                    5.10%
Dec-54                    4.28%                    4.53%
Dec-55                    3.61%                    4.48%
Dec-56                    3.73%                    4.85%
Dec-57                    4.48%                    5.07%
Dec-58                    3.17%                    3.86%
Dec-59                    3.06%                    3.96%
Dec-60                    3.36%                    3.59%
Dec-61                    2.82%                    3.02%
Dec-62                    3.38%                    3.36%
Dec-63                    3.04%                    3.25%
Dec-64                    2.95%                    3.11%
Dec-65                    2.94%                    3.30%
Dec-66                    3.57%                    3.88%
Dec-67                    3.03%                    4.33%
Dec-68                    2.96%                    4.29%
Dec-69                    3.43%                    5.49%
Dec-70                    3.41%                    5.14%
Dec-71                    3.01%                    5.43%
Dec-72                    2.67%                    5.42%
Dec-73                    3.46%                    7.25%
Dec-74                    5.25%                   10.32%
Dec-75                    4.08%                    8.08%
Dec-76                    3.77%                    6.93%
Dec-77                    4.90%                    7.40%
Dec-78                    5.28%                    8.93%
Dec-79                    5.23%                    9.28%
Dec-80                    4.54%                    9.46%
Dec-81                    5.41%                   10.08%
Dec-82                    4.88%                    9.46%
Dec-83                    4.30%                    9.14%
Dec-84                    4.50%                    8.53%
Dec-85                    3.74%                    7.22%
Dec-86                    3.42%                    6.26%
Dec-87                    3.57%                    7.23%
Dec-88                    3.50%                    6.76%
Dec-89                    3.13%                    5.05%
Dec-90                    3.66%                    5.77%
Dec-91                    2.93%                    5.48%
Dec-92                    2.84%                    5.40%
Dec-93                    2.70%                    5.02%
Dec-94                    2.87%                    5.90%
Dec-95                    2.24%                    4.38%
Dec-96                    2.01%                    4.85%

    Chart 3 illustrates historical risk (or volatility) in the utilities sector by comparing the historical risk and reward characteristics of the S&P Utilities Index with comparable figures for the S&P 500 and a U.S. Treasury bond with a remaining maturity of 20 years.

    Note that while the S&P Utilities Index was less volatile than the S&P 500, it also produced lower returns than the S&P 500 during the period illustrated above. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the Exchange. Investors cannot invest directly in the S&P 500.

[bullet chart - data below]

CHART 3 - RISK VS. REWARD (1947-1996)
                                       T-Bond         S&P 500      S&P Utilities
Reward - Average Annual Total Return    5.33%          12.59%          9.36%
Risk - Standard Deviation              10.55%          16.34%         15.73%


    The charts on this page show the characteristics of utilities stocks that have attracted investors in the past. Regulatory and competitive factors are changing the utilities industry considerably, and there is no assurance that these historic trends will continue. Within any one market sector, a period of above average performance may be followed by a period of below average performance.

FOREIGN SECURITIES RISK

    Because of Global Gold's policy of investing primarily in securities of companies engaged in gold mining, a substantial part of Global Gold's assets is generally invested in securities of companies domiciled or operating in one or more foreign countries. Global Natural Resources may, depending upon the composition of the Sectors, also invest in foreign securities. The Utilities Fund may invest up to 10% of its assets in securities of foreign utility companies.

    Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

    In particular, liquidity of a Fund's portfolio may be affected by a Fund's global exposure. While the Funds intend to acquire securities of foreign issuers only where there are public trading markets for such securities, such investments may tend to reduce the liquidity of the Fund's portfolio in the event of internal problems in such foreign countries or deteriorating relations between the United States and such countries.


12    INFORMATION REGARDING THE FUNDS      AMERICAN CENTURY INVESTMENTS


    Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund invested in issuers in foreign countries. In particular, investments by Global Gold in Gold Companies located in South Africa, which comprise a significant component of the global gold industry, may present greater risks to Global Gold than investments in other countries because of its relatively unstable internal political conditions.

    In addition, issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available to the investing public than with sponsored ADRs. The Manager will attempt to independently accumulate and evaluate information with respect to the issuers of the underlying securities of sponsored and unsponsored ADRs to attempt to limit each Fund's exposure to the market risk associated with such investments.

RISK OF USING THE FUNDS AS A HEDGE

    Many investors may perceive that Global Gold and Global Natural Resources offer a hedge against certain economic or market events. Global Gold may be perceived as a hedge against general price inflation, currency devaluations and general stock market declines. Global Natural Resources may be perceived as a hedge against commodity-price driven inflation. While there may be some empirical support to these perceptions, there is no assurance that these historical inverse relationships will persist.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information regarding the investment practices of the Funds, see the Statement of Additional Information.

PORTFOLIO TURNOVER

    The portfolio turnover rates of the Funds are shown in the PERFORMANCE INFORMATION OF OTHER CLASS tables on pages 5-7 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.

    The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly higher transaction costs that are borne directly by the Funds. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.

CONVERTIBLE SECURITIES

    In addition to common stock, the Funds may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, and warrants. The Manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

    Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security tends to increase in market value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    Each of the Funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis without the limit when, in the opinion of the Manager, such purchases will further the investment objective of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates


PROSPECTUS                           INFORMATION REGARDING THE FUNDS    13


of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the Fund.

FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the Funds may be denominated in foreign currencies. Other securities, such as ADRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a Fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a Fund.

    To protect against adverse movements in exchange rates between currencies, a Fund may, for hedging purposes only, enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract obligates a Fund to purchase or sell a specific currency at a future date at a specific price.

    A Fund may elect to enter into a forward foreign currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Fund's portfolio positions generally.

    By entering into a forward foreign currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a Fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each Fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the Manager believes that a particular currency may decline in value compared to the dollar, a Fund may enter into forward foreign currency exchange contracts to sell the value of some or all of the Fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A Fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each Fund will make use of portfolio hedging to the extent deemed appropriate by the Manager. However, it is anticipated that a Fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a Fund enters into a forward currency exchange contract, the Fund may instruct its custodian bank to segregate cash or appropriate liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Fund's commitment.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a Fund against adverse currency movements through the use of forward foreign currency exchange contracts will be successful. In addition, the use of forward foreign currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

    AT ANY  GIVEN  TIME,  NO MORE  THAN 10% OF A  FUND'S  TOTAL  ASSETS  WILL BE
COMMITTED  TO  A  SEGREGATED   ACCOUNT  IN  CONNECTION  WITH  PORTFOLIO  HEDGING
TRANSACTIONS.

GOLD INVESTMENTS

    Global Gold may purchase gold, gold certificates, or gold futures (referred to collectively as "Gold Investments"), although it will not purchase gold in any form that is not readily marketable and that cannot be stored in accordance with custody regulations applicable to mutual funds.

    The Manager may use a Gold Investment when it judges the price of gold to be artificially low. The Manager may also use a Gold Investment as a hedge if it expects a rise in the price of gold to correlate with rising prices of Global Gold's other gold-related investments. If gold prices rise as the Manager predicted, proceeds from the sale of the Gold Investment may be used to cover the increased price of the hedged security. However, if the price of the Gold Investment declines, Global Gold may suffer a loss.


14      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    Direct purchases of gold bullion or coins may generate higher custody and transaction costs than other types of investments and do not generate interest or dividend income for Global Gold. The sole source of return on such investments is from gain (or losses) realized at the time of sale. Gold coins may be purchased for their intrinsic value only and not for their numismatic value.

    Internal Revenue Service ("IRS") income tests and certain state laws effectively limit the amount of Gold Investments Global Gold may make. Global Gold intends to make such investments only to the extent permitted by these limits.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less.

    Each Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the Manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the party to the agreement defaults or becomes bankrupt.

    EACH FUND MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN ANY MONEY MARKET FUND ADVISED BY THE MANAGER, PROVIDED THAT THE INVESTMENT IS CONSISTENT WITH THE FUND'S RESPECTIVE INVESTMENT POLICIES AND RESTRICTIONS.

SECURITIES LENDING

    In order to realize additional income, each Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund making the loan must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. This practice could result in a loss or a delay in recovering the Fund's securities.

    A FUND'S LOANS MAY NOT EXCEED 33-1/3 % OF ITS TOTAL ASSETS.

FUTURES CONTRACTS AND OPTIONS THEREON

    The Funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a Fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A Fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Since futures contracts and options thereon can replicate movements in the markets for the securities in which a Fund invests without the large cash investments required for dealing in such markets, they may subject a Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the


PROSPECTUS                           INFORMATION REGARDING THE FUNDS    15


hedging instrument may not be the same investment that is being hedged.

    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

RULE 144A SECURITIES

    The Funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the established criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the Funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Manager will consider appropriate remedies to minimize the effect on such Fund's liquidity.

    NO FUND MAY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES (SECURITIES THAT MAY NOT BE SOLD WITHIN SEVEN DAYS AT APPROXIMATELY THE PRICE USED IN DETERMINING THE NET ASSET VALUE OF FUND SHARES).

INDEXED SECURITIES

    Global Natural Resources may invest in indexed securities whose value is linked to commodities including, but not limited to, notes indexed to the Goldman Sachs Commodity Index ("GSCI"). The GSCI is composed of energy, agricultural, livestock and metals commodities. Global Natural Resources may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

OTHER TECHNIQUES

    The Manager may buy other types of securities or employ other portfolio management techniques on behalf of a Fund. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Statement of Additional Information for a more detailed discussion of these instruments and some of the risks associated with them.

PERFORMANCE ADVERTISING

    From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Advisor Class and for the other class offered by the Funds.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

    A quotation of yield reflects a Fund's income over a stated period of time expressed as a percentage of


16    INFORMATION REGARDING THE FUNDS         AMERICAN CENTURY INVESTMENTS


the Fund's share price. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of Fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

    The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       17


              HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the Funds offered by this Prospectus.

HOW TO PURCHASE AND SELL
AMERICAN CENTURY FUNDS

    One or more of the Funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

    If you have questions about a Fund, see "INVESTMENT  POLICIES OF THE FUNDS,"
page  8,  or  call  one  of  our  Institutional   Service   Representatives   at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "WHEN SHARE PRICE IS DETERMINED," page 19.

    We may discontinue offering shares generally in the Funds (including any class of shares of a fund) or in any particular state without notice to shareholders.

HOW TO EXCHANGE FROM ONE
AMERICAN CENTURY FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of a Fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "WHEN SHARE PRICE IS DETERMINED," page 19. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current Prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangement with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the Funds are published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset values of the Advisor Class may be obtained by calling us.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       19


DISTRIBUTIONS

    At the close of each day including Saturdays, Sundays and holidays, net income of the Utilities Fund is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year. Global Gold Fund and Global Natural Resources Fund pay dividends, if any, on a semi-annual basis in June and December.

    You will begin to participate in the distributions the day after your purchase is effective. See "WHEN SHARE PRICE IS DETERMINED," page 19. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a Fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "TAXES," this page.

TAXES

    Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if


20    ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


the value of your  shares is below your cost.  If you  purchase  shares  shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, either we or your financial intermediary is are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

    The Funds are open-end series of the American Century Quantitative Equity Funds (the "Company"). The Utilities Fund is a diversified series, while Global Gold and Global Natural Resources are non-diversified series. Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The Manager supervises and manages the investment portfolio of each Fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a Fund or of sectors of a Fund as necessary between team meetings.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       21


    The leader of the American Century quantitative equity portfolio management team responsible for the management of Global Gold is William Martin. The members of the American Century quantitative equity portfolio management team responsible for the management of Global Natural Resources are William Martin and Joseph B. Sterling. The members of the American Century quantitative equity portfolio management team responsible for the management of the Utilities Fund are John Schniedwind, Kurt Borgwardt and Joseph B. Sterling.

    JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, supervises the portfolio management teams which manage American Century Global Gold Fund and American Century Global Natural Resources Fund. Mr. Schniedwind joined American Century in 1982, and has also been a member of the team that manages Income & Growth and Utilities since their inception and has supervised the teams that manage Equity Growth since its inception.

    KURT BORGWARDT, Director of Quantitative Research, joined the team managing Utilities in May 1997. Mr. Borgwardt joined American Century in 1990, and has served as the Director of Quantitative Research since then. Mr. Borgwardt also serves on the management team for American Century Income & Growth Fund.

    WILLIAM MARTIN, Senior Vice President and Portfolio Manager, has served on the management team for American Century Global Gold and American Century Global Natural Resources Funds since their inception dates. Mr. Martin also joined the team managing American Century Equity Growth Fund in May 1997.

    JOSEPH B. STERLING, Portfolio Manager, joined the team managing Global Natural Resources in November 1996, and the team managing Utilities in May 1997. Prior to joining the portfolio management team for Global Natural Resources, Mr. Sterling served as an Associate Portfolio Manager. Mr. Sterling joined American Century in 1989, as an Equity Research Analyst and held that position until December 1995, when he was promoted to Associate Portfolio Manager.

    The activities of the Manager are subject only to directions of the Funds' Board of Directors. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person Directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). The three investment categories are: Money Market Funds, Bond Funds, and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of 0.40% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.05% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

    On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The Company and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public


22    ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (the "transfer agent") acts as transfer agent and dividend-paying agent for the Manager. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

    The Manager and transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

    The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. As agent for the Funds and the Manager, the Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the Funds' shares and/or the use of the Funds' shares in various financial services. The Manager (or an affiliate) pays all expenses incurred in promoting sales of, and distributing the Advisor Class and in securing such services out of the Rule 12b-1 fees described in the section that follows.

SERVICE AND DISTRIBUTION FEES

    Rule 12b-1 adopted by the SEC under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the Funds' Board of Directors and the initial shareholder of the Funds' Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, each Fund pays the Manager a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the Fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the Manger to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.

    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan my be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Quantitative Equity Funds is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The principal office of the Funds is American Century Tower, 4500 Main Street, P. O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    American  Century  offers two  classes of each of the Funds  offered by this
Prospectus: an Investor Class and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

    The Investor Class is primarily made available to retail investors. This other class has different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in


PROSPECTUS               ADDITIONAL INFORMATION YOU SHOULD KNOW        23


amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021.

    Except as described below, all classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have cumulative voting rights only as prescribed by California law. This means that the shareholders have the right to cumulate votes in the election (or removal) of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Directors or the appointment of auditors. However, pursuant to the Company's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Company hold a special meeting of shareholders. The Company will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

    THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


24     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                NOTES     25


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

INTERNET: WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)


9709           [recycled logo]
SH-BKT-9067       Recycled

                                   PROSPECTUS


                             [american century logo]
                                    American
                                   Century(sm)


                                SEPTEMBER 2, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                 Income & Growth
                                  Equity Growth

INSTITUTIONAL CLASS

[front cover]

                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                        AMERICAN CENTURY INVESTMENTS

       BENHAM                AMERICAN CENTURY         TWENTIETH CENTURY(reg.tm)
     GROUP(reg.tm)                 GROUP                     GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION             GROWTH FUNDS
GOVERNMENT BOND FUNDS         & BALANCED FUNDS          INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

                              Income & Growth
                               Equity Growth



                                   PROSPECTUS

                                SEPTEMBER 2, 1997

                                 Income & Growth
                                  Equity Growth

                               INSTITUTIONAL CLASS

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that seek capital appreciation are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Each Fund's shares offered in this Prospectus (the Institutional Class shares) are sold at their net asset value with no sales charges or commissions.

    The Institutional Class shares are made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the Funds' minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies or participant-directed employer-sponsored retirement plans.

    This Prospectus gives you information about the Funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 2, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                              AMERICAN CENTURY INVESTMENTS
                          4500 Main Street * P. O. Box 419385
                   Kansas City, Missouri 64141-6385 * 1-800-345-3533
                           International calls: 816-531-5575
                        Telecommunications Device for the Deaf:
                       1-800-345-1833 * In Missouri: 816-444-3038
                           Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                           1


                           INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY INCOME & GROWTH FUND

    Income  &  Growth  seeks  dividend   growth,   current  income  and  capital
appreciation by investing in common stocks.

AMERICAN CENTURY EQUITY GROWTH FUND

    Equity Growth seeks capital appreciation by investing in common stocks.


 There is no assurance that the Funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2  INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                                   TABLE OF CONTENTS

Investment Objectives of the Funds ........................................ 2
Transaction and Operating Expense Table ................................... 4
Performance Information of Other Class .................................... 5

INFORMATION REGARDING THE FUNDS
Investment Policies of the Funds .......................................... 7
    Income & Growth ....................................................... 7
    Equity Growth ......................................................... 7
Risk Factors and Investment Techniques .................................... 7
    Portfolio Optimization ................................................ 7
    Investments in Stocks ................................................. 7
Other Investment Practices, Their Characteristics
    and Risks ............................................................. 9
    Portfolio Turnover .................................................... 9
    Convertible Securities ................................................ 9
    Futures Contracts
        and Options Thereon ............................................... 9
    Short-Term Instruments ................................................10
    Foreign Securities ....................................................10
    Securities Lending ....................................................10
    Other Techniques ......................................................10
Performance Advertising ...................................................10

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ..............................................12
Investing in American Century .............................................12
How to Open an Account ....................................................12
      By Mail .............................................................12
      By Wire .............................................................12
      By Exchange .........................................................12
      In Person ...........................................................12
    Subsequent Investments ................................................13
      By Mail .............................................................13
      By Telephone ........................................................13
      By Wire .............................................................13
      In Person ...........................................................13
    Automatic Investment Plan .............................................13
Minimum Investment ........................................................13
How to Exchange from One Account to Another ...............................13
      By Mail .............................................................14
      By Telephone ........................................................14
How to Redeem Shares ......................................................14
      By Mail .............................................................14
      By Telephone ........................................................14
      By Check-A-Month ....................................................14
      Other Automatic Redemptions .........................................14
    Redemption Proceeds ...................................................14
      By Check ............................................................14
      By Wire and ACH .....................................................14
Signature Guarantee .......................................................14
Special Shareholder Services ..............................................15
    Open Order Service ....................................................15
    Tax-Qualified Retirement Plans ........................................15
Important Policies Regarding Your Investments .............................15
Reports to Shareholders ...................................................16
Customers of Banks, Broker-Dealers and
  Other Financial Intermediaries ..........................................16

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................17
    When Share Price Is Determined ........................................17
    How Share Price Is Determined .........................................17
    Where to Find Information About Share Price ...........................17
Distributions .............................................................18
Taxes .....................................................................18
     Tax-Deferred Accounts ................................................18
     Taxable Accounts .....................................................18
Management ................................................................19
    Investment Management .................................................19
    Code of Ethics ........................................................20
    Transfer and Administrative Services ..................................21
Distribution of Fund Shares ...............................................21
Further Information About American Century ................................21


PROSPECTUS                                        TABLE OF CONTENTS      3


                         TRANSACTION AND OPERATING EXPENSE TABLE


                                                         Income & Growth                  Equity Growth


SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases .....................  none                           none
Maximum Sales Load Imposed on Reinvested Dividends ..........  none                           none
Deferred Sales Load .........................................  none                           none
Redemption Fee ..............................................  none                           none
Exchange Fee ................................................  none                           none


ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of net assets)

Management Fees(1) ..........................................  0.50%                         0.50%
12b-1 Fees ..................................................  none                           none
Other Expenses ..............................................  0.01%                         0.01%
Total Fund Operating Expenses ...............................  0.51%                         0.51%


 EXAMPLE
You would pay the following expenses on a             1 year    $ 5                           $ 5
$1,000 investment, assuming a 5% annual return and    3 years    16                            16
redemption at the end of each time period:            5 years    29                            29
                                                     10 years    64                            64

(1)  A portion of the management fee may be paid by American Century  Investment
     Management,  Inc. (the "Manager") to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed
     by  an  affiliate  of  the  Manager.   See   "Management   -  Transfer  and
     Administrative Services," page 21.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

  NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Institutional Class shares. The Funds offer two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 21.


4    TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                INCOME & GROWTH

  The Institutional Class of the Funds was established September 2, 1997, however no shares had been issued prior to the Fund's fiscal year end. The financial information in this table regarding selected per share data for the Fund reflects the performance of the Fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the time periods presented, the Fund's performance information would be higher as a result of the reduced expense.

  The performance information for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.

                                                         1996      1995     1994      1993     1992     1991     1990(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ................... $17.81  $13.92    $15.08    $14.11    $13.53   $10.12    $10.00
                                                         ------  ------    ------    ------    ------   ------    ------
Income From Investment Operations
  Net Investment Income ................................ 0.44      0.42      0.44      0.43      0.42     0.48      0.01
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .................... 3.79      4.64    (0.53)      1.15      0.62     3.56      0.12
                                                         ------  ------    ------    ------    ------   ------    ------
  Total From Investment Operations ..................... 4.23      5.06    (0.09)      1.58      1.04     4.04      0.13
                                                         ------  ------    ------    ------    ------   ------    ------
Distributions
  From Net Investment Income ........................... (0.44)  (0.42)    (0.43)    (0.43)    (0.41)   (0.47)    (0.01)
  From Net Realized Gains on Investment Transactions ... (1.44)  (0.75)    (0.64)    (0.18)    (0.05)   (0.16)       --
                                                         ------  ------    ------    ------    ------   ------    ------
  Total Distributions .................................. (1.88)  (1.17)    (1.07)    (0.61)    (0.46)   (0.63)    (0.01)
                                                         ------  ------    ------    ------    ------   ------    ------
Net Asset Value, End of Period ......................... $20.16  $17.81    $13.92    $15.08    $14.11   $13.53    $10.12
                                                         ======  ======    ======    ======    ======   ======    ======
  Total Return(2) ...................................... 24.15%  36.88%   (0.55)%    11.31%     7.86%   39.08%     1.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets(3) ... 0.62%    0.67%     0.73%     0.75%    0.75%     0.50%       --
Ratio of Net Investment Income to Average Net Assets ... 2.32%    2.61%     2.96%     2.90%    3.16%     4.03%  2.09%(4)
Portfolio Turnover Rate ................................   92%      70%       68%       31%      63%      140%       --
Average Commission Paid per Investment
  Security Traded .....................................$0.0389  $0.0300      --(5)    --(5)    --(5)     --(5)     --(5)
Net Assets, End of Period (in thousands) .............$717,695 $373,701   $224,939  $230,191 $141,221  $59,318     $991

(1)  December 17, 1990 (inception), through December 31, 1990.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       5


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                 EQUITY GROWTH

  The Institutional Class of the Funds was established September 2, 1997, however no shares had been issued prior to the Fund's fiscal year end. The financial information in this table regarding selected per share data for the Fund reflects the performance of the Fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the time periods presented, the Fund's performance information would be higher as a result of the reduced expense.

  The performance information for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended December 31, except as noted.

                                                                1996      1995      1994     1993      1992     1991(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ......................... $14.25    $11.53   $12.12     $11.68    $11.57    $10.00
                                                               ------    ------   ------     ------    ------    ------
Income From Investment Operations
  Net Investment Income ...................................... 0.27        0.26     0.30       0.23      0.26      0.34
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .......................... 3.55        3.70    (0.33)      1.10      0.23      1.65
                                                               ----        ----    -----       ----      ----      ----
  Total From Investment Operations ........................... 3.82        3.96    (0.03)      1.33      0.49      1.99
                                                               ----        ----    -----       ----      ----      ----
Distributions
  From Net Investment Income .................................(0.26)     (0.23)   (0.30)      (0.23)    (0.23)    (0.29)
  From Net Realized Gains on Investment Transactions .........(1.85)     (1.01)   (0.26)      (0.66)    (0.15)    (0.13)
                                                               ------   -------   ------     -------   -------   -------
  Total Distributions ........................................(2.11)     (1.24)   (0.56)      (0.89)    (0.38)    (0.42)
                                                               ------   -------   ------     -------   -------   -------
Net Asset Value, End of Period ...............................$15.96    $14.25    $11.53      $12.12    $11.68    $11.57
                                                              =======   =======   ======     =======   =======   =======
  Total Return(2) ............................................27.34%    34.56%   (0.23)%      11.42%     4.13%    17.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets(3) ......... 0.63%     0.71%     0.75%       0.75%     0.75%  0.35%(4)
Ratio of Net Investment Income to Average Net Assets ......... 1.74%     1.96%     2.26%       2.04%     2.33%  3.29%(4)
Portfolio Turnover Rate ......................................  131%      126%       94%         97%      114%      89%
Average Commission Paid per Investment Security Traded ......$0.0385   $0.0320     --(5)       --(5)     --(5)    --(5)
Net Assets, End of Period (in thousands) ...................$274,433  $159,450   $97,437     $96,284   $73,592  $38,951

 (1)  May 9, 1991 (inception), through December 31, 1991.

 (2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

 (3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.

 (4)  Annualized.

 (5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


6     FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The Funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INCOME & GROWTH

    Income & Growth's investment objective is to seek dividend growth, current income, and capital appreciation by investing in common stocks.

    Income & Growth is designed for income-oriented investors seeking a total return that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and a dividend yield that exceeds the S&P 500's dividend yield. Of course, Income & Growth's total return and dividend yield may be higher or lower than the S&P 500's total return and dividend yield over any period of time.

EQUITY GROWTH

    Equity Growth's investment objective is to seek capital appreciation by investing in common stocks. Equity Growth is designed for investors whose financial goals include long-term capital growth. The Manager seeks a total return for Equity Growth that exceeds the total return of the S&P 500. Of course, Equity Growth's total return may be higher or lower than the S&P 500's return over any period of time.

RISK FACTORS AND INVESTMENT TECHNIQUES

PORTFOLIO OPTIMIZATION

    The Manager uses quantitative management strategies in pursuit of each Fund's investment objective. Quantitative management combines two investment management approaches. The first is active management, which allows the advisor to select investments for a fund without reference to an index or investment model. The second is indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

    The primary management technique the Manager uses is portfolio optimization. The Manager constructs the Funds' portfolios to match the risk characteristics of the S&P 500 and then optimizes each portfolio to achieve the desired balance of risk and return potential. With respect to Income & Growth, this includes targeting a dividend yield that exceeds that of the S&P 500.

    The Funds' portfolio holdings are drawn primarily from equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization). Equity Growth may also invest in small capitalization stocks of companies that, in the Manager's opinion, have growth potential consistent with the Fund's investment objective.

    Portfolio optimization may cause a Fund to be more heavily invested in some industries than in others. However, neither Fund may invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, each Fund is a "diversified" investment company as defined in the Investment Company Act of 1940 (the "Investment Company Act"). This means that investments in any single issuer are limited to restrictions under the Investment Company Act.

    Each Fund may invest in securities or engage in transactions involving instruments other than equity securities, as discussed in the section titled " Other Investment Practices, Their Characteristics and Risks," page 9.

INVESTMENTS IN STOCKS

    The Funds may be an appropriate component of a stock portfolio for investors seeking total return through diversified investments in stocks, bonds, and short-term instruments. The Funds invest primarily in stocks, which may enhance inflation-adjusted returns.


PROSPECTUS                              INFORMATION REGARDING THE FUNDS     7


    The following chart illustrates how stocks have historically outpaced inflation and produced higher returns than bonds. Depending on your age and investment horizon, one Fund may be more appropriate for you. If you seek a steady stream of monthly investment income, Income & Growth may be best for you. If you primarily seek capital appreciation, Equity Growth may be most appropriate for you. Of course, no single mutual fund can provide a balanced investment plan.

[line graph - data below]

CHART 1-Growth of Stocks, Bonds & Inflation
               S&P 500     Govt. Bonds      Inflation
Dec-25          1.00           1.00           1.00
Dec-26          1.12           1.08           0.99
Dec-27          1.53           1.17           0.96
Dec-28          2.20           1.18           0.96
Dec-29          2.02           1.22           0.96
Dec-30          1.52           1.27           0.90
Dec-31          0.86           1.20           0.81
Dec-32          0.79           1.41           0.73
Dec-33          1.21           1.41           0.73
Dec-34          1.20           1.55           0.75
Dec-35          1.77           1.62           0.77
Dec-36          2.37           1.75           0.78
Dec-37          1.54           1.75           0.80
Dec-38          2.02           1.85           0.78
Dec-39          2.01           1.96           0.78
Dec-40          1.81           2.08           0.79
Dec-41          1.60           2.10           0.86
Dec-42          1.93           2.16           0.94
Dec-43          2.43           2.21           0.97
Dec-44          2.91           2.27           0.99
Dec-45          3.96           2.51           1.01
Dec-46          3.64           2.51           1.20
Dec-47          3.85           2.45           1.31
Dec-48          4.06           2.53           1.34
Dec-49          4.83           2.69           1.32
Dec-50          6.36           2.69           1.39
Dec-51          7.89           2.59           1.48
Dec-52          9.34           2.62           1.49
Dec-53          9.24           2.71           1.50
Dec-54          14.11          2.91           1.49
Dec-55          18.56          2.87           1.50
Dec-56          19.78          2.71           1.54
Dec-57          17.65          2.91           1.59
Dec-58          25.30          2.73           1.61
Dec-59          28.32          2.67           1.64
Dec-60          28.45          3.04           1.66
Dec-61          36.11          3.07           1.67
Dec-62          32.95          3.28           1.69
Dec-63          40.47          3.32           1.72
Dec-64          47.14          3.44           1.74
Dec-65          53.01          3.46           1.78
Dec-66          47.67          3.59           1.84
Dec-67          59.10          3.26           1.89
Dec-68          65.64          3.25           1.98
Dec-69          60.06          3.09           2.10
Dec-70          62.47          3.46           2.22
Dec-71          71.41          3.92           2.29
Dec-72          84.96          4.14           2.37
Dec-73          72.50          4.09           2.58
Dec-74          53.31          4.27           2.89
Dec-75          73.14          4.67           3.10
Dec-76          90.58          5.45           3.24
Dec-77          84.08          5.41           3.46
Dec-78          89.59          5.35           3.78
Dec-79          106.11         5.28           4.28
Dec-80          140.51         5.07           4.81
Dec-81          133.62         5.17           5.24
Dec-82          162.22         7.25           5.44
Dec-83          198.75         7.30           5.65
Dec-84          211.20         8.43           5.87
Dec-85          279.12         11.04          6.10
Dec-86          330.67         13.74          6.16
Dec-87          347.97         13.37          6.44
Dec-88          406.46         14.67          6.72
Dec-89          534.46         17.32          7.03
Dec-90          517.50         18.39          7.46
Dec-91          675.59         21.94          7.69
Dec-92          727.41         23.71          7.91
Dec-93          800.08         28.03          8.13
Dec-94          810.54         25.86          8.35
Dec-95        1,113.92         34.04          8.56
Dec-96        1,370.90         33.73          8.85

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.

    In contrast to bond investors, common stock investors forego the certainty of coupon interest payments. However, they enjoy the potential for increased dividend income if the issuing company prospers. As indicated below, Chart 2 compares the growth of dividends from S&P 500 stocks with the rate of inflation over a 50-year period.

[line graph - data below]

CHART 2-Growth of Dividends vs. Inflation
                  Inflation            S&P 500 Dividends
Dec-46              1.00                    1.00
Dec-47              1.09                    1.18
Dec-48              1.12                    1.31
Dec-49              1.10                    1.61
Dec-50              1.16                    2.07
Dec-51              1.23                    1.99
Dec-52              1.24                    1.99
Dec-53              1.25                    2.04
Dec-54              1.24                    2.17
Dec-55              1.25                    2.31
Dec-56              1.28                    2.45
Dec-57              1.32                    2.52
Dec-58              1.35                    2.46
Dec-59              1.37                    2.58
Dec-60              1.39                    2.75
Dec-61              1.40                    2.85
Dec-62              1.41                    3.00
Dec-63              1.44                    3.21
Dec-64              1.45                    3.52
Dec-65              1.48                    3.83
Dec-66              1.53                    4.04
Dec-67              1.58                    4.11
Dec-68              1.65                    4.32
Dec-69              1.75                    4.45
Dec-70              1.85                    4.42
Dec-71              1.91                    4.32
Dec-72              1.98                    4.44
Dec-73              2.15                    4.76
Dec-74              2.41                    5.07
Dec-75              2.58                    5.18
Dec-76              2.71                    5.70
Dec-77              2.89                    6.58
Dec-78              3.15                    7.14
Dec-79              3.57                    7.96
Dec-80              4.01                    8.68
Dec-81              4.37                    9.34
Dec-82              4.54                    9.68
Dec-83              4.71                    9.99
Dec-84              4.90                    10.61
Dec-85              5.08                    11.13
Dec-86              5.14                    11.66
Dec-87              5.37                    12.41
Dec-88              5.60                    13.70
Dec-89              5.86                    15.56
Dec-90              6.22                    17.04
Dec-91              6.41                    17.18
Dec-92              6.60                    17.44
Dec-93              6.78                    17.72
Dec-94              6.96                    18.56
Dec-95              7.14                    19.42
Dec-96              7.38                    20.99

    Sources: Ibbotson Associates, Stocks, Bonds, Bills and Inflation and Standard and Poor's Security Price Index Record

    Historical equity index returns suggest that stocks provide superior investment returns over the long term. Over short periods of time, however, the prices of individual stocks and the stock market as a whole can be very volatile. The table below shows best and worst average annual total returns for the S&P 500 over time spans of one, five, 10 and 20 years between 1926 and 1996


VARIABILITY OF S&P 500 RETURNS
--------------------------------------------------------------------------------

               1 YR            5 YRS           10 YRS          20 YRS
Best           53.99%          23.92%           20.06%          16.86%
Worst          -43.34%         -12.47%          -0.89%          3.11%
--------------------------------------------------------------------------------

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation. This analysis is based on historical annual total return figures for the S&P 500.


    Notice that the difference between the best and worst return decreases as the measure of time increases. Stock market investing may not make sense for you unless you are prepared to ride out the markets' ups and downs.

    As indicated below, Chart 3 compares the historical risk vs. reward characteristics of stocks (represented by the S&P 500), bonds (represented by a 20-year U.S. Treasury bond), and Treasury bills. As you can see, historically, stocks have provided higher returns at greater risk than Treasury bonds and bills over the long term.

[bullet chart - data below]

CHART 3-Risk vs. Reward (1926-1996)
                                T-Bills           Govt. Bonds     S&P 500
Average Annual Total Return      3.74%              5.08%          10.71%
Standard Deviation               3.26%              9.21%          20.32%

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.

The historical S&P 500 data presented here are not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Funds, during the periods shown. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. Investors cannot invest directly in the


8   INFORMATION REGARDING THE FUNDS                 AMERICAN CENTURY INVESTMENTS


S&P 500. The historical conditions that gave rise to the patterns illustrated here may not be repeated. Transaction costs and other expenses of managing a common stock portfolio are not reflected in the figures shown. S&P 500 is a registered service mark of Standard and Poor's Corporation.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information regarding the investment practices of the Funds, see the Statement of Additional Information.

PORTFOLIO TURNOVER

    The portfolio turnover rates of the Funds are shown in the Financial Highlights tables on pages 5 and 6 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives, and accordingly, the annual portfolio turnover rate cannot be accurately predicted.

    The portfolio turnover of each Fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the Funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a Fund since short-term capital gains are taxable as ordinary income.

CONVERTIBLE SECURITIES

    Although the Funds' equity investments consist primarily of common stock, each Fund may buy securities convertible into common stock, such as convertible bonds, convertible preferred stocks, and warrants. The Manager may purchase these securities if it believes that a company's convertible securities are undervalued in the market.

FUTURES CONTRACTS AND OPTIONS THEREON

    The Funds may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

    For options sold, a Fund will segregate cash or appropriate liquid assets including equity securities and debt securities of any grade equal to the value of securities underlying the option unless the option is otherwise covered.

    A Fund will deposit cash or appropriate liquid assets in a segregated custodial account in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Since futures contracts and options thereon can replicate movements in the markets for the securities in which a Fund invests without the large cash investments required for dealing in such markets, they may subject a Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

    The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       9

    See the Statement of Additional Information for further information about these instruments and their risks.

SHORT-TERM INSTRUMENTS

    For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less.

    Each Fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risk. Credit risk determinations are made by the Manager pursuant to guidelines established by the Board of Directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

    Each Fund may invest up to 5% of its total assets in any money market fund advised by the Manager, provided that the investment is consistent with the Funds' respective investment policies and restrictions.

FOREIGN SECURITIES

    Each Fund may invest in securities of foreign issuers, including instruments that trade on domestic or foreign securities exchanges in U. S. dollars or foreign currencies. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect U.S. companies, and there may be less public information about their operations.

SECURITIES LENDING

    In order to realize additional income, each Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund making the loan must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. This practice could result in a loss or a delay in recovering the Fund's securities.

    A Fund's loans may not exceed 33(1)/(3) % of its total assets.

OTHER TECHNIQUES

    The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PERFORMANCE ADVERTISING

    From time to time, the Funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Institutional Class and for the other classes offered by the Funds.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

    A quotation of yield reflects a Fund's income over a stated period of time expressed as a percentage of the Fund's share price. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net


10   INFORMATION REGARDING THE FUNDS                AMERICAN CENTURY INVESTMENTS


of Fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

    The Funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       11


                    HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The Funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read " Minimum Investment," page 13, and "Customers of Banks, Broker-Dealers and Other Financial Intermediaries," page 16.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

(a)  RECEIVING BANK AND ROUTING NUMBER:
     Commerce Bank, N.A. (101000019)

(a)  BENEFICIARY (BNF):
     American Century Services Corporation
     4500 Main St., Kansas City, Missouri 64111

(a)  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
     2804918

(a)  REFERENCE FOR BENEFICIARY (RFB):
     American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

(a)  ORIGINATOR TO BENEFICIARY (OBI):
      Name and address of owner of account into which you are investing.

(a)  BANK TO BANK INFORMATION
     (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.

    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 13 for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Institutional Service Representative.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 12 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on pages 12 and 13.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Institutional Service Representatives.

MINIMUM INVESTMENT

    The minimum investment is $5 million ($3 million for endowments and foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same Fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the funds issued by American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 17.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS      13


BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the phone if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-3533 to get the appropriate form

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," this page.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Institutional Service Representative.

BY CHECK-A-MONTH

    You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call to request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    You may elect to make redemptions automatically by authorizing us to send funds directly to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Institutional Service Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.


14 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts ("IRAs");

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the Manager, they are of a size that would disrupt the management of the Fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  15


     procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transactions. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

CUSTOMERS OF BANKS, BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARIES

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through a bank, broker-dealer or other financial intermediary.

    If you own or are considering purchasing Fund shares through a bank, broker-dealer or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our Funds and services, to obtain a current Prospectus or to get answers to any questions about our Funds that you are unable to obtain through your financial intermediary.


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange, on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Funds' procedures or any contractual arrangements with the Funds or the Funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    Portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the Funds are published in leading newspapers daily. The net asset value of the Institutional Class of each fund may be obtained by calling us.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW      17


DISTRIBUTIONS

    At the close of each day including Saturdays, Sundays and holidays, net income of Income & Growth is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year. Equity Growth's dividends are declared and paid quarterly in March, June, September and December.

    THE OBJECTIVE OF EQUITY GROWTH IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU ARE ENCOURAGED TO MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 17. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59(1)/(2) years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution on shares of a Fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital


18   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, either we or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT
INVESTMENT MANAGEMENT

   The Funds are diversified, open-end series of the American Century Quantitative Equity Funds (the "Company"). Under the laws of the State of California, the Board of Directors is responsible for managing the business and affairs of the Company. Acting pursuant to an investment management agreement entered into with the Funds, American Century Investment Management, Inc. serves as the investment manager of the Funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

   The Manager supervises and manages the investment portfolio of each Fund and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds' portfolios as they deem appropriate in pursuit of the Funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of a Fund or of sectors of a Fund as necessary between team meetings.

   The members of the American Century quantitative equity portfolio management team responsible


PROSPECTUS                 ADDITIONAL INFORMATION YOU SHOULD KNOW   19


for the management of Income & Growth are John Schniedwind and Kurt Borgwardt. The members of the American Century quantitative equity portfolio management team responsible for the management of Equity Growth are Jeff Tyler and William Martin.

   JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, has been a member of the team that manages Income & Growth since its inception and has supervised the teams that manage Equity Growth since its inception. Mr. Schniedwind joined American Century in 1982 and also supervises the portfolio management teams which manage American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund.

    KURT BORGWARDT, Director of Quantitative Research, joined the team managing Income & Growth in May 1997. Mr. Borgwardt joined American Century in 1990, and has served as the Director of Quantitative Research since then. Mr. Borgwardt also serves on the management team for American Century Utilities Fund.

    JEFF TYLER, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Tyler joined American Century in 1988. Mr. Tyler is also responsible for the supervision of the American Century Strategic Asset Allocation Funds and the American Century--Benham European Government Bond Fund. Prior to May 1997, Mr. Tyler supervised the portfolio management teams for American Century's government bond and money market funds.

   WILLIAM MARTIN, Senior Vice President and Portfolio Manager, joined the team managing Equity Growth in May 1997. Mr. Martin has also served on the management team for American Century Global Gold and American Century Global Natural Resources Funds since their respective inception dates.

   The activities of the Manager are subject only to directions of the Funds' Board of Directors. The Manager pays all the expenses of the Funds except brokerage, taxes, portfolio insurance, interest, fees and expense of the non-interested person directors (including counsel fees) and extraordinary expenses.

   For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). The three investment categories are: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for each of the Funds is an annual rate of 0.40% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.10% of the average net assets of a Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

   On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

   The Company and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.


20   ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS

TRANSFER AND ADMINISTRATIVE SERVICES

   American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, (the "transfer agent") acts as transfer agent and dividend-paying agent for the Manager. It provides facilities, equipment and personnel to the Funds and is paid for such services by the Manager.

   The Funds charge no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Funds at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

   From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

   The Manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

   The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager (or an affiliate) pays all expenses incurred in promoting sales of, and distributing Fund shares offered by this Prospectus. The Institutional Class of shares does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

   American  Century   Quantitative   Equity  Funds  is  a  open-end  management
investment company. Its business and affairs are managed by its officers under the direction of its Board of Directors.

    The principal office of the Funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

   American Century Quantitative Equity Funds issues shares with no par value. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

   American  Century  offers three  classes of each of the Funds offered by this
Prospectus: an Investor Class, an Advisor Class and an Institutional Class. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions, or 12b-1 fees.

   The Investor Class is primarily made available to retail investors. The Advisor Class is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Institutional Class. The difference in the fee shareholder and distribution services and not the result of any difference in amounts charged by the Manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Advisor class of shares call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales


PROSPECTUS               ADDITIONAL INFORMATION YOU SHOULD KNOW    21


representative or financial intermediary who offers that class of shares.

    Except as described below, all classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same Fund.

   Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

   Shares have cumulative voting rights only as prescribed by California law. This means that shareholders have the right to cumulate votes in the election (or removal) of Directors.

   Unless required by the Investment Company Act, it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Directors or the appointment of auditors. However, pursuant to the Company's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Company hold a special meeting of shareholders. The Company will assist in the communication with other shareholders.

   WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

   THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICA-TIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


22    ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


                                     NOTES

                                                                   NOTES      23

                                     NOTES

24      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES

                                                                   NOTES      25

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

INTERNET: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9708           [recycled logo]
SH-BKT-9206       Recycled

                      STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                Century(reg.sm)

                               SEPTEMBER 2, 1997

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                Income & Growth
                                 Equity Growth


                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 2, 1997

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

This is the Statement of Additional Information for the American Century Income & Growth Fund and American Century Equity Growth Fund. This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated September 2, 1997. The Funds' annual report for the fiscal year ended December 31, 1996, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques .......................................... 2
Investment Restrictions ..................................................... 8
Portfolio Transactions ...................................................... 9
Valuation of Portfolio Securities ...........................................10
Performance .................................................................10
Taxes .......................................................................12
About American Century Quantitative Equity Funds ............................12
Multiple Class Structure ....................................................13
Directors and Officers ......................................................14
Management ..................................................................16
Transfer and Administrative Services ........................................18
Distribution of Fund Shares .................................................18
Additional Purchase and Redemption Information ..............................18
Other Information ...........................................................19


STATEMENT OF ADDITIONAL INFORMATION                                           1


INVESTMENT POLICIES AND TECHNIQUES

    The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

    Each Fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

REPURCHASE AGREEMENTS

    In a repurchase agreement (a "repo"), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

    American Century Investment Management, Inc. (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines which govern repurchase agreements. These guidelines strictly govern
(i) the type of  securities  which may be  acquired  and held  under  repurchase agreements; (ii) collateral requirements for sellers under repurchase agreements; (iii) the amount of a Fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (iv) the manner in which a Fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Directors reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom a Fund may enter into repurchase agreements. A Fund may enter into a repurchase agreement only with an entity that appears on a list of those which have been approved by the Board as sufficiently creditworthy.

    The Funds have received permission from the Securities and Exchange Commission (SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager. Joint repos are expected to increase the income the Funds can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    Each Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although a Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, a Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves


2                                                   AMERICAN CENTURY INVESTMENTS


(which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

CONVERTIBLE SECURITIES

    Each Fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the Funds may buy.

    CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

    CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

    WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

FOREIGN SECURITIES

    Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares." The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if the Manager believes that such investments will be advantageous to the Funds.

    ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

    Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

    Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

    Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

    Investing abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or


STATEMENT OF ADDITIONAL INFORMATION                                            3


foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    The Manager may engage in foreign currency exchange transactions on behalf of a Fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

    A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in a security transaction for a fixed amount of U.S. dollars, the Manager can protect a Fund against possible loss resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

    However, it should be noted that using forward contracts to protect a Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value increases.

    Successful use of forward contracts depends on the Manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter the Fund's exposure to currency exchange rate activity and could result in losses to a Fund if currencies do not perform as the Manager anticipates. A Fund may also incur significant costs when converting assets from one currency to another.

    Foreign  exchange  dealers  do not  charge  fees for  currency  conversions.
Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

    The Funds use forward contracts for currency hedging purposes only and not for speculative purposes. The Funds are not required to enter into forward contracts with regard to their foreign holdings and will not do so unless it is deemed appropriate by the Manager.

    Each Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

DEPOSITARY RECEIPTS

    American  Depositary  Receipts and European  Depositary  Receipts  (ADRs and
EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

    Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

RESTRICTED SECURITIES

    Restricted securities held by the Funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities


4                                                   AMERICAN CENTURY INVESTMENTS


and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

    Each Fund may lend portfolio securities to earn additional income. If a borrower defaulted on a securities loan, a Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral in the meantime, the Fund could suffer a loss.

    To minimize the risk of default on securities loans, the Manager adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern (i) the type and amount of collateral that must be received by a Fund; (ii) the circumstances under which additions to that collateral must be made by borrowers; (iii) the return received by the Fund on the loaned securities; (iv) the limitations on the percentage of Fund assets on loan; and (v) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that a Fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

    If a borrower fails financially, there may be delays in recovering loaned securities and a loss in the value of collateral. However, loans will only be made to parties that meet the guidelines prescribed by the Board of Directors.

PUT OPTIONS ON INDIVIDUAL SECURITIES

    Each Fund may buy puts with respect to stocks underlying its convertible security holdings. For example, if the Manager anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may purchase a put option on the stock. If the stock price subsequently declines, an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

FUTURES AND OPTIONS TRANSACTIONS

    FUTURES TRANSACTIONS. A Fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

    Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

    To initiate and maintain open positions in futures contracts, a Fund is required to make a good faith margin deposit in cash or appropriate securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

    After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay an additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of a Fund's investment restrictions.

    Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to


STATEMENT OF ADDITIONAL INFORMATION                                            5


acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Funds will not utilize futures contracts for speculative purposes.

    Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds pay brokerage commissions in connection with opening and closing out futures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

    The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    WRITING PUT AND CALL OPTIONS. If a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    COMBINED POSITIONS. A Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in


6                                                   AMERICAN CENTURY INVESTMENTS


order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

    OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

    CORRELATION OF PRICE CHANGES. Price changes of a Fund's futures and options positions may not be well correlated with price changes of its other investments. This may be because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad-based index futures contract to hedge against a stock market decline while completing sales of specific securities in its investment portfolio, the prices of the securities could move in a different direction than the broad market index represented by the index futures contract. In the case of an S&P 500 futures contract purchased by a Fund, either in anticipation of stock purchases or in an effort to be fully invested, failure of the contract to track the Index accurately could hinder the Fund from achieving its investment objective.

    Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid because of price fluctuation limits or otherwise, prompt liquidation of unfa-


STATEMENT OF ADDITIONAL INFORMATION                                            7


vorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in value. Under these circumstances, the Fund's access to assets held to cover its futures and options positions also could be impaired.

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTION. The Funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association, which regulates trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and options premiums.

    Each Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

    The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

    FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. Each Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

    Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

    The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a deutsche-mark-denominated security from a decline in the deutsche mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's foreign investments over time.

INVESTMENT RESTRICTIONS

    The Funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of a Fund, as determined in accordance with the Investment Company Act.

    AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

  1) issue senior securities, except as permitted under the Investment Company Act of 1940.

  2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3) lend any security or make any other loan if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, poli-


8                                                   AMERICAN CENTURY INVESTMENTS


     cies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

  4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

  5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

  6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

  8) invest for purposes of exercising control over management.

    In addition, the Funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Directors.

    AS AN OPERATING POLICY, EACH FUND:

  a) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

  b) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

  c) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

  d) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    For purposes of the investment restriction (5), relating to concentration, a Fund shall not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the Unites States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered industries.

    Unless  otherwise   indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

    Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies and restrictions and with any instructions the Board of Directors may issue from


STATEMENT OF ADDITIONAL INFORMATION                                            9


time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

    The Funds' annual portfolio turnover rates are not expected to exceed 150%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations.

    The Funds' portfolio turnover rates are listed in the Financial Highlights in the Prospectus.

    Brokerage commissions paid by each Fund during the fiscal years ended December 31, 1996, 1995 and 1994, are indicated in the following table.

                             BROKERAGE COMMISSIONS

                                    Fiscal        Fiscal        Fiscal
Fund                                 1996          1995          1994
-------------------------------------------------------------------------

Income & Growth                   $1,029,549     $367,093      $236,642

Equity Growth                     $  495,709     $320,306      $178,344

VALUATION OF PORTFOLIO SECURITIES

    Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

    Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Funds' offices are not open and the Funds' net asset values are not calculated. The Funds' net asset values may be significantly affected on days when shareholders have no access to the Funds. Securities for which market quotations are not readily available, or which may change in value due to events occurring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

    The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature and should not be considered an indication of future results.

    Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

    YIELD = 2 [(a - b + 1)(6) - 1]
                -----
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including


10                                                  AMERICAN CENTURY INVESTMENTS


the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year-to-year, and that average annual returns represent averaged figures as opposed to actual year-to-year performance.

    The Funds' average annual total returns for the one-year, three-year, five-year and life-of-fund periods ended December 31, 1996, are indicated in the following table.

                         AVERAGE ANNUAL TOTAL RETURNS

                           One        Three       Five        Life of
Fund                       Year        Year       Year         Fund*
--------------------------------------------------------------------
Income & Growth Fund      24.15%      19.11%      15.20%      18.99%

Equity Growth Fund        27.34%      19.57%      14.68%      16.16%

*Income & Growth Fund commenced operations on December 17, 1990. Equity Growth Fund commenced operations on May 9, 1991.


    In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

    The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Economic data that may be used for such comparisons may include, but are not limited to:
U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London am/pm fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

    Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

    Occasionally statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk generally are used to compare a Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500.


STATEMENT OF ADDITIONAL INFORMATION                                           11


    A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve desired performance.

    The Funds' shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

    Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). By so qualifying, a Fund will not be subject to federal and state income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains distributed to shareholders.

    Distributions from the Funds are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to the Fund's net asset value per share on the reinvestment date.

    Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. To the extent that a Fund's dividends consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

    Upon redeeming, selling, or exchanging shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares more than six months would be treated as a long-term capital loss for tax purposes. A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on the redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

    The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the United States may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Funds' distributions also may be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether either Fund is a suitable investment based on his or her tax situation.

ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds (the "Corporation"), formerly known as Benham Equity Funds, was organized as a California corporation on December 31, 1987. The Corporation was formerly known as Benham Equity Funds. The Corporation is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each such series. Within each series, the Board of Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation, American Century Income & Growth Fund (formerly known as Benham Income & Growth Fund) and American Century Equity Growth Fund (formerly known as Benham Equity Growth Fund) are described in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned thereon, belong to that series exclusively and are subject to the liabilities related thereto.


12                                                  AMERICAN CENTURY INVESTMENTS


    Shares of each series have equal voting rights, provided that each series votes separately on matters that pertain to it exclusively. The Corporation instituted dollar-based voting, meaning the number of votes you are entitled to is based upon the dollar value of their investment. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, or three votes for each of two candidates, etc.

    CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Funds' assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining a Fund's investment policies or in determining which securities are sold or purchased by a Fund.

    INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Funds' independent auditors and audits the annual financial statements.

    For the current fiscal year, which started on January 1, 1997, the Directors of the Funds have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City Missouri 64105-2140.

MULTIPLE CLASS STRUCTURE

    The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to three classes of funds: an Investor Class, an Advisor Class and an Institutional Class. Not all funds offer all three classes.

    The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Institutional and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the Manager as Investor Class shareholders. As a result, the Manager is able to charge these classes a lower unified management fee. In addition to the management fee, however, the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described below). The plan has been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Advisor Class have approved and entered into a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (the "Plan") which is described below.

    In adopting the Plan, the Board of Directors [including a majority who are not "interested persons" of the funds (as defined in the Investment Company
Act), hereafter referred to as the "independent directors"] determined that there was a reasonable likelihood that the Plan would benefit the funds and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plan is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plan. Continuance of the Plan must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plan may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plan may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in the event of an assignment and may be terminated upon a vote of the majority of the independent directors or by vote of a majority of the outstanding voting


STATEMENT OF ADDITIONAL INFORMATION                                          13


securities of the affected class.

    All fees paid under the Plan will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers
(NASD).

MASTER DISTRIBUTION  AND SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the funds' Advisor Class of shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

    Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

    To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay the Distributor a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

    Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (b) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of the Distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares; (i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (n) such other distribution and services activities as the Manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.

DIRECTORS AND OFFICERS

    Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Funds; the Funds' Manager; the Funds' agent for transfer and administrative services, American Century Services Corporation
(ACS); the Funds' distribution agent, American Century Investment Services, Inc.
(ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed


14                                                  AMERICAN CENTURY INVESTMENTS


below also serves as a Trustee or Director of other funds advised by the Manager.

    Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

DIRECTORS

    *JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of Benham Management Corporation (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

    ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is currently the general partner of Discovery Ventures (1996), a venture capital firm. Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Executive Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

    RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

    MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

    KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

    ISAAC STEIN, independent Director (1992). Mr. Stein

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                           Aggregate         Pension or Retirement         Estimated       Total Compensation From
Name of                   Compensation      Benefits Accrued As Part    Annual Benefits     the American Century
Director*                From Each Fund        of Fund Expenses         Upon Retirement       Family of Funds**
---------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat  $1,953  Income & Growth    Not Applicable          Not Applicable             $70,500
                      1,492  Equity Growth

Ronald J. Gilson     $1,799  Income & Growth    Not Applicable          Not Applicable             $67,500
                      1,436  Equity Growth

Myron S. Scholes     $1,639  Income & Growth    Not Applicable          Not Applicable             $64,000
                      1,378  Equity Growth

Kenneth E. Scott     $2,241  Income & Growth    Not Applicable          Not Applicable             $80,273
                      1,613  Equity Growth

Ezra Solomon***      $1,805  Income & Growth    Not Applicable          Not Applicable             $65,000
                      1,443  Equity Growth

Isaac Stein          $1,858  Income & Growth    Not Applicable          Not Applicable             $69,500
                      1,461  Equity Growth

Jeanne D. Wohlers    $2,093  Income & Growth    Not Applicable          Not Applicable             $75,250
                      1,551  Equity Growth
---------------------------------------------------------------------------------------------------------------------

  *Interested Directors receive no compensation for their services as such.

 **Included compensation paid by the 15 investment company members of the American Century family of funds.

***Retired December 1996.


STATEMENT OF ADDITIONAL INFORMATION                                           15


is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University
(1994) and Chairman of Stanford Health Services (hospital, 1994).

    *JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; Chief Executive Officer and Director of ACS and ACIS.

    JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

    *JAMES M. BENHAM, President and Chief Executive Officer (1996).

    *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ACS and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

    *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Vice President and Associate General Counsel, ACS.

    *MERLE MAY, Controller (1996).

    *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

    *JON ZINDEL, Tax Officer (1997); Director of Taxation (1996); Tax Manager, Price Waterhouse LLP (1989).

    The table on the previous page summarizes the compensation that the Directors of the Funds received for the Funds' fiscal year ended December 31, 1996, as well as the compensation received for serving as Director or Trustee of the other funds.

    As of April 7, 1997, the officers and Directors, as a group, owned less than 1% of the outstanding shares of each Fund.

MANAGEMENT

    Each Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of each of the Funds on July 30, 1997.

    For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager.

    The schedule by which the Investment Category Fee is determined is as follows:

Category Assets                                                      Fee Rate
-------------------------------------------------------------------------------

First $1 billion                                                      0.5200%

Next $5 billion                                                       0.4600%

Next $15 billion                                                      0.4160%

Next $25 billion                                                      0.3690%

Next $50 billion                                                      0.3420%

Next $150 billion                                                     0.3390%

Thereafter                                                            0.3380%
------------------------------------------------------------------------------

    The Complex Fee Schedule (Investor Class) is  as follows:

Category Assets                                                      Fee Rate
------------------------------------------------------------------------------

First $2.5 billion                                                    0.3100%

Next $7.5 billion                                                     0.3000%

Next $15.0 billion                                                    0.2985%

Next $25.0 billion                                                    0.2970%

Next $50.0 billion                                                    0.2960%

Next $100.0 billion                                                   0.2950%

Next $100.0 billion                                                   0.2940%

Next $200.0 billion                                                   0.2930%

Next $250.0 billion                                                   0.2920%

Next $500.0 billion                                                   0.2910%

Thereafter                                                            0.2900%
------------------------------------------------------------------------------


    The Complex Fee schedule for the Institutional Class is lower by 0.2000% at each graduated step. For example, if the Investor Class Complex Fee is 0.3000% for the first $2 billion, the Institutional Class Complex Fee is 0.1000% (0.3000% minus 0.2000%) for the first


16                                                  AMERICAN CENTURY INVESTMENTS


$2 billion. The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step.

    On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Directors of the Funds who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the Funds' Board of Directors, or by a vote of a majority of the Funds' shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the Manager shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the Manager and its officers, Directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the Funds and also for other clients advised by the Manager. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

    The Manager may aggregate purchase and sale orders of the Funds with purchase and sale orders of its other clients when the Manager believes that such aggregation provides the best execution for the Funds. The Funds' Board of Directors has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Funds and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

    In addition to managing the Funds, the Manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, and American Century International Bond Funds.

    Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Funds. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

    Investment advisory fees paid by each Fund to the Manager for the fiscal years ended December 31, 1996,


STATEMENT OF ADDITIONAL INFORMATION                                           17


1995 and 1994 are indicated in the following table. Fee amounts are net of any reimbursements under the prior agreement with Benham Management Corporation.

                     INVESTMENT ADVISORY FEES*

                              Fiscal       Fiscal      Fiscal
Fund                           1996         1995        1994
-----------------------------------------------------------------
Income & Growth Fund        $1,584,256    $857,968    $778,787

Equity Growth Fund             601,691     412,627     303,587
-----------------------------------------------------------------

*Net of reimbursements.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the Funds and of the Manager. The Manager pays American Century Services Corporation for such services.

    Prior  to  August  1,  1997,  the  Funds  paid  American   Century  Services
Corporation directly for its services as transfer agent and administrative services agent.

    Administrative service and transfer agent fees paid by each Fund for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the following tables. Fee amounts are net of expense limitations.

                        ADMINISTRATIVE FEES

                              Fiscal       Fiscal      Fiscal
Fund                           1996         1995        1994
-----------------------------------------------------------------
Income & Growth Fund         $506,544     $264,645     $229,311

Equity Growth Fund            192,378      126,295       86,954
-----------------------------------------------------------------

                        TRANSFER AGENT FEES

                              Fiscal       Fiscal      Fiscal
Fund                           1996         1995        1994
-----------------------------------------------------------------
Income & Growth Fund         $770,136     $472,699    $476,007

Equity Growth Fund            301,615      240,686     207,987
-----------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

    The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    The Funds' shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

Fund                                   Income & Growth Fund
-------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94104
-------------------------------------------------------------------------------
# of Shares Held                       8,599,637
-------------------------------------------------------------------------------
% of Total Shares
Outstanding                            19%
-------------------------------------------------------------------------------
Fund                                   Equity Growth Fund
-------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94104
-------------------------------------------------------------------------------
# of Shares Held                       4,525,329
-------------------------------------------------------------------------------
% of Total Shares
Outstanding                            20%
-------------------------------------------------------------------------------

    As of April 7, 1997, to the Funds' knowledge, no other shareholder was the record holder or beneficial owner of 5% or more of the Funds' total shares outstanding.

    American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Corporation's or a series' best interest.


18                                                  AMERICAN CENTURY INVESTMENTS


    ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

OTHER INFORMATION

    For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us.


STATEMENT OF ADDITIONAL INFORMATION                                           19


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com

                            [american century logo]
                                    American
                                Century(reg.sm)

9708           [recycled logo]
SH-BKT-9208       Recycled

                      STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                Century(reg.sm)

                               SEPTEMBER 2, 1997

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                           Global Natural Resources
                                Utilities Fund

[front cover]

                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 2, 1997

                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

This is the Statement of Additional Information for the American Century Global Gold Fund, American Century Global Natural Resources Fund and American Century Utilities Fund. This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated May 1, 1997. The Funds' annual reports for the fiscal year ended December 31, 1996, are incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques ........................................ 2
Special Considerations Regarding Global Gold's Investment Policies ........11
Risk Factors (Utilities Fund) .............................................12
Investment Restrictions ...................................................12
Portfolio Transactions ....................................................14
Valuation of Portfolio Securities .........................................14
Performance ...............................................................15
Taxes .....................................................................16
About American Century Quantitative Equity Funds ..........................19
Multiple Class Structure ..................................................20
Directors and Officers ....................................................21
Management ................................................................23
Transfer and Administrative Services ......................................25
Distribution of Fund Shares ...............................................25
Additional Purchase and Redemption Information ............................26
Other Information .........................................................26


STATEMENT OF ADDITIONAL INFORMATION                                         1


INVESTMENT POLICIES AND TECHNIQUES

    The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

U.S. GOVERNMENT SECURITIES

    Each Fund may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    Each Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although a Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets including equity securities and debt securities of any grade in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, a Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than a Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

    On the settlement date, the market value of the security may be more or less than its purchase or sale price under the agreement. If the other party to a when-issued or forward commitment agreement fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss. A Fund does not earn interest on purchased securities until the settlement date.

CONVERTIBLE SECURITIES

    Each Fund may buy securities that are convertible into common stock. Listed below is a brief description of the various types of convertible securities the Funds may buy.

    CONVERTIBLE BONDS are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

    CONVERTIBLE PREFERRED STOCKS are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders;


2                                                    AMERICAN CENTURY INVESTMENT


preferred stockholders would have claims senior to those of common stockholders.

    WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

REPURCHASE AGREEMENTS

    In a repurchase agreement (a "repo"), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

    American Century Investment Management, Inc. (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines which govern repurchase agreements. These guidelines strictly govern
(i) the type of  securities  which may be  acquired  and held  under  repurchase agreements; (ii) collateral requirements for sellers under repurchase agreements; (iii) the amount of a Fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (iv) the manner in which a Fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Directors reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom a Fund may enter into repurchase agreements. A Fund may enter into a repurchase agreement only with an entity that appears on a list of those which have been approved by the Board as sufficiently creditworthy.

    The Funds have received permission from the Securities and Exchange Commission (SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager. Joint repos are expected to increase the income the Funds can earn from repo transactions without increasing the risks associated with these transactions.

FOREIGN SECURITIES

    The Funds may buy securities of foreign issuers in foreign markets. With respect to the Global Gold and Utilities Funds, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York shares." Please refer to the discussion under "Depositary Receipts" on page 5. The Utilities Fund may invest in foreign-currency-denominated debt or equity securities of companies engaged in the utilities industry that trade in foreign markets if the Manager believes that such investments will be advantageous to the Fund.

    Investing in foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies and of dividends from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile.

    Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, are generally higher than for U.S. investments.

    Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

    Investing abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments that are adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or


STATEMENT OF ADDITIONAL INFORMATION                                            3


restrictions on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

    Each Fund's assets are valued daily in U.S. dollars, although foreign currency holdings are not physically converted into U.S. dollars on a daily basis.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    The Manager may engage in foreign currency exchange transactions on behalf of a Fund in order to manage currency risk. Foreign currencies will be purchased and sold regularly, either in the spot (i.e., cash) market or in the forward market (through forward foreign currency exchange contracts, or "forward contracts").

    A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties, commencing with the date of the contract, at a price set at the time of the contract. When a Fund agrees to buy or sell a security denominated in a foreign currency, it may enter into a forward contract to "lock in" the U.S. dollar price of the security. By entering into a forward contract to buy or sell the amount of foreign currency involved in the underlying securities transaction for a fixed amount of U.S. dollars, the Manager can protect a Fund against a possible loss resulting from adverse changes in the relationship between the U.S. dollar and the foreign currency between the date the security is purchased or sold and the date payment is made or received. This type of transaction is sometimes referred to as a "position hedge."

    However, it should be noted that using forward contracts to protect a Fund's foreign investments from currency fluctuations does not eliminate fluctuations in the prices of the underlying securities themselves. Forward contracts simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any gain that might result if the hedged currency's value increases.

    Successful use of forward contracts depends on the Manager's skill in analyzing and predicting currency values. Although they are used for settlement purposes, forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to a Fund if currencies do not perform as the Manager anticipates. A Fund may also incur significant costs when converting assets from one currency to another.

    Foreign  exchange  dealers  do not  charge  fees for  currency  conversions.
Instead, they realize a profit based on the difference (i.e., the spread) between the prices at which they are buying and selling various currencies. A dealer may offer to sell a foreign currency at one rate while simultaneously offering a lesser rate of exchange on the purchase of that currency.

    The Funds use forward contracts for currency hedging purposes only and not for speculative purposes. The Funds are not required to enter into forward contracts with regard to foreign holdings and will not do so unless this procedure is deemed appropriate by the Manager.

    The currency management techniques discussed above are limited by various constraints, including the intention to protect the U.S. tax status of each Fund as a regulated investment company.

NON-SECTOR EQUITY SECURITIES (GLOBAL NATURAL RESOURCES)

    Global Natural Resources may invest in companies engaged in the natural resources industry that do not meet all of the criteria for inclusion in the Energy and Basic Materials sectors (excluding chemical companies) of the Dow Jones World Stock Index. These may include small companies that do not meet the capitalization requirement for inclusion in the Energy and Basic Materials sectors ("Sectors") but that the Manager believes represent significant investment opportunities for the Fund.

    Within this category, the Manager attempts to select securities of issuers whose revenues and earnings are expected to be influenced by changes in the prices of natural resources and that are expected to perform in a manner that causes the Fund's performance to closely track the performance of the Sectors.


4                                                  AMERICAN CENTURY INVESTMENTS


DEPOSITARY RECEIPTS

    American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored.

    Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.

    ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described under the section titled "Foreign Securities" on page 3.

RESTRICTED SECURITIES

    Restricted securities held by the Funds generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Funds may be required to pay all or a part of the registration expense, and a considerable period may elapse between the time it decides to seek registration of the securities and the time it is permitted to sell them under an effective registration statement. If, during this period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to try to register the securities.

SECURITIES LENDING

    Each Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, a Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the Fund could suffer a loss.

    To minimize the risk of default on securities loans, the Manager adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern (i) the type and amount of collateral that must be received by a Fund; (ii) the circumstances under which additions to that collateral must be made by borrowers; (iii) the return received by a Fund on the loaned securities; (iv) the limitations on the percentage of Fund assets on loan; and (v) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that a Fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

SHORT SALES AND PUT OPTIONS ON INDIVIDUAL SECURITIES (UTILITIES FUND)

    The Utilities Fund may buy puts and enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the advisor anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may purchase a put option on the stock or sell the stock short. If the stock price subsequently declines, the proceeds of the short sale or an increase in the value of the put option could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

    When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.


STATEMENT OF ADDITIONAL INFORMATION                                            5


FUTURES AND OPTIONS TRANSACTIONS

    FUTURES TRANSACTIONS. A Fund may engage in futures transactions. Such transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Futures contracts provide for the sale by one party and purchase by another party of a specific security (gold bullion, for example) at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

    Although futures contracts, by their terms, generally call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

    To initiate and maintain open positions in futures contracts, a Fund is required to make a good faith margin deposit in cash or appropriate securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

    After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of a Fund's investment restrictions.

    Some futures contract strategies carry a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to a Fund.

    Those who trade futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Funds will not utilize futures contracts for speculative purposes.

    Although techniques other than trading futures contracts can be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are generally lower than the transaction costs incurred in the purchase and sale of the underlying securities.

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

    The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the


6                                                   AMERICAN CENTURY INVESTMENTS


option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    WRITING PUT AND CALL OPTIONS. If a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    COMBINED POSITIONS. A Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility in tailoring an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options, because these options generally can be closed out only by negotiation with the other party to the option.

    OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price.


STATEMENT OF ADDITIONAL INFORMATION                                            7


Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with issuers, maturities, or other characteristics different from those of the securities in which it typically invests (for example, it may hedge intermediate-term securities with a futures contract based on an index of long-term bond prices or hedge stock holdings with futures contracts on a broad-based stock index such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500)) which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments are well correlated with a Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract; these factors may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this strategy may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    RISKS AND LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. Futures and options have risks associated with their use: possible default by the other party to the transaction; illiquidity; and, to the extent the Manager's interpretation of certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Losses resulting from the use of these transactions would reduce net asset value and possibly income.

    There is no assurance a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price increases or decreases more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract were not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in the value of the position. Under these circumstances, the Fund's access to assets held to cover its future and options positions also could be impaired.

    Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the United States and may not involve clearing mechanisms or guarantees similar to those available in the United States. The value of a futures contract or option traded on a foreign exchange may be adversely affected by lesser trading volume and the imposition of different exercise and settlement terms, trading procedures, and margin requirements.

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Funds have filed a notice of eligibility for exclusion as a "commodity pool operator" with the CFTC and the National Futures Association which regulates trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and options premiums.


8                                                   AMERICAN CENTURY INVESTMENTS


    The Utilities Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of its net assets.

    Each Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of its total assets. To the extent required by law, Global Natural Resources will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options. Financial futures or options purchased or sold will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that it may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, Global Natural Resources has undertaken to limit aggregate premiums paid on all options purchased to no more than 5% of its total net asset value.

    The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit a Fund's investments in such instruments.

    FUTURES AND OPTIONS RELATING TO FOREIGN CURRENCIES. A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.

    Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, although it may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

    The uses and risks of currency futures and options are similar to those of futures and options relating to securities or indexes, as described above. Currency futures' and options' values can be expected to correlate with exchange rates but may not reflect other factors (such as exchange rates) that affect the value of a Fund's investments. A currency hedge, for example, should protect a German mark-denominated security from a decline in the German mark, but it will not protect a Fund against a price decline resulting from a deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-currency-denominated investments will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments over time.

    GOLD FUTURES CONTRACTS. Pursuant to a 1988 undertaking with the State of California, Global Gold's combined margin deposits on gold futures contracts may not exceed 5% of its net assets. The extent to which Global Gold enters into gold futures contracts (and forward foreign currency transactions) may also be limited by the fact that the Fund intends to meet Internal Revenue Service requirements for qualification as a regulated investment company, including requirements regarding diversification of assets and qualifying income. To assure that Global Gold's investments in gold futures contracts do not involve leveraging, cash or cash equivalents equal to the underlying commodity value (at the time a contract is executed) of any gold futures contract purchased by the Fund (less related margin deposits) will be deposited in a segregated account with its custodian.

INDEXED SECURITIES (GLOBAL NATURAL RESOURCES)

    Global Natural Resources may invest in indexed securities whose value is linked to commodities, including, but not limited to, notes indexed to the


STATEMENT OF ADDITIONAL INFORMATION                                            9


Goldman  Sachs  Commodity  Index  (GSCI).   The  GSCI  is  composed  of  energy,
agricultural, livestock, and metals commodities. The Fund may invest in notes indexed to the entire GSCI or to certain components of the GSCI.

    A commodity-linked note enables the investor to purchase a note whose coupons or redemption value is linked to the performance of a particular commodity price. The Fund may purchase and sell indexed securities for investment purposes as well as hedging purposes to the extent permitted by applicable law. Indexed securities may have return characteristics similar to direct investments in the underlying commodity or to one or more options on the underlying commodity. Indexed securities may be more volatile than the underlying commodity itself and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security.

    The Fund may  invest in  indexed  securities  to track the  Sectors at lower
transaction  costs  or  to  take  advantage  of  investment   opportunities  not
represented by the Sectors.

GOLD INVESTMENTS (GLOBAL GOLD)

    GOLD BULLION. As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Global Gold may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The Fund's ability to invest in gold bullion is restricted by the diversification requirements which the Fund must meet in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as well as the diversification requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the ability of the Fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the Fund's shares are qualified for sale. The Fund has not previously invested in gold bullion because of these regulations. However, at the date of this Statement of Additional Information there do not appear to be any regulations currently in effect in the states in which the Fund is qualified for sale prohibiting such purchases. Accordingly, if otherwise consistent with the Fund's objectives, it may purchase gold bullion.

    Fund assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp of the assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in New York, London, and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the Fund. Transactions in gold bullion by the Fund are negotiated with principal bullion dealers, unless, in the investment's manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the Fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the Fund sells its gold bullion at a loss.


10                                                  AMERICAN CENTURY INVESTMENTS


SPECIAL CONSIDERATIONS REGARDING GLOBAL GOLD'S
INVESTMENT POLICIES

    As is the case with respect to virtually all investments, there are risks inherent in Global Gold's policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. In addition to the general considerations described above, such investments may involve the following special considerations:

    FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has recently been subject to substantial upward and downward movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the Fund's investments in such securities also may be affected.

    POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. At the current time there are only four major sources of supply of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of its retention policies, and controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.

    TAX AND CURRENCY LAWS. Changes in the tax or currency laws of the United States, and of foreign countries, may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment programs. For example, in September 1985, the government of South Africa reimposed a two-tier currency system. While this system may be removed within the next couple of years, it continues to differentiate between currency which may be used in transactions involving transfers of South African investments by foreign investors (the "financial rand") and currency used for importing goods and remitting profits and dividends from an operating enterprise ( the "commercial rand"). Since the reimposition of the two-tier currency system, the volatility of the financial rand has contributed to fluctuations in the net asset value of the Fund. These effects may increase if the permissible uses of the financial rand are expanded.

    UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The Fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subject the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.

    NEW AND DEVELOPING MARKETS FOR PRIVATE GOLD OWNERSHIP. Between 1933 and December 31, 1974, a market did not exist in the United States in which gold bullion could be purchased by individuals for investment purposes. Since it became legal to invest in gold, markets have developed in the United States. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. Recently, several Central Banks have been sellers of gold bullion from their reserves. Sales by central banks and/or rumors of such sales have had a negative effect on gold prices.


STATEMENT OF ADDITIONAL INFORMATION                                           11


    EXPERTISE OF THE INVESTMENT MANAGER. The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of its investment manager than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws.
Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.

RISK FACTORS (UTILITIES FUND)

    Because the Utilities Fund concentrates its assets in the utilities industry, its performance depends in part on how favorably investors perceive this sector of the market relative to other sectors (such as transportation or technology). Of course, investor perceptions of the utilities industry are driven not only by comparisons with other market sectors but by trends and events within the utilities industry. The following is a brief outline of risk factors associated with investment in the utilities industry.

    REGULATORY RISKS. Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they may also restrict a company's access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.

    NATURAL RESOURCE RISKS. Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration projects, or tax and other regulatory policies of various governments.

    ENVIRONMENTAL RISKS. There are considerable costs associated with environmental compliance, nuclear waste cleanup, and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.

    Changing weather patterns and natural disasters affect consumer demand for utility services (e.g., electricity, heat, and air conditioning), which, in turn, affects utility revenues.

    TECHNOLOGY AND COMPETITIVE RISKS. The introduction and phase-in of new technologies can affect a utility company's competitive strength. The race by long-distance telephone providers to incorporate fiber optic technology is one example of competitive risk within the utilities industry.

    The increasing role of independent power producers ("IPP"s) in the natural gas and electric utility segments of the utilities industry is another example of competitive risk. Typically, IPPs wholesale power to established local providers, but there is a trend toward letting them sell power directly to industrial consumers. Co-generation facilities, such as those of landfill operators that produce methane gas as a byproduct of their core business, pose another competitive challenge to gas and electric utilities. In addition to offering a less expensive source of power, these companies may receive more favorable regulatory treatment than utilities seeking to expand facilities that consume nonrenewable energy sources.

    INTEREST RATE RISKS. Utility companies usually finance capital expenditures (e.g., new plant construction) by issuing long-term debt. Rising long-term interest rates increase interest expenses and reduce company earnings.

INVESTMENT RESTRICTIONS

    The Funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of a Fund, as determined in accordance with the Investment Company Act.

    AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

     1) issue senior securities, except as permitted under the Investment Company Act of 1940.

     2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the Fund's


12                                                  AMERICAN CENTURY INVESTMENTS


          total assets (including the amount borrowed) less liabilities (other than borrowings).

     3) lend any security or make any other loan if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     5) deviate from its policy of concentrating its investments in securities of issuers engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium [Global Gold only]; engaged in the utilities industry [Utilities Fund only] or engaged in the natural resources industries [Global Natural Resources only].

     6) act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     7) (a) [Utilities Fund and Global Natural Resources only] purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

          (b) [Global Gold only] purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed 10% of the Fund's net assets.

     8)   invest for purposes of exercising control over management.

    In addition, the Funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Directors.

    AS AN OPERATING POLICY, EACH FUND:

  a) [Global Gold and Global Natural Resources only] to meet federal tax requirements for qualification as a "regulated investment company, "limits its investment so that at the close of each quarter of its taxable year:
     (i) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (i) and (ii) do not apply to "Government securities" as defined for federal tax purposes. The Fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% or the outstanding voting securities of such issuer.

  b) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

  c) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

  d) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


STATEMENT OF ADDITIONAL INFORMATION                                           13


  e) shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    Unless  otherwise   indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

    Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each Fund. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and otherwise will place orders with broker-dealers subject to and in accordance with any instructions from the Board of Directors. The Manager will select broker-dealers to execute portfolio transactions on behalf of each Fund solely on the basis of best price and execution.

    Global Gold, Global Natural Resources and Utilities Funds' annual portfolio turnover rates are not expected to exceed 100%, 100% and 150%, respectively. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

    The portfolio turnover rates for the Funds are listed in the Financial Highlights in the Prospectus.

    Brokerage commissions paid by the Funds during the fiscal years ended December 31, 1996, 1995 and 1994, are indicated in the following table.

                       BROKERAGE COMMISSIONS

                                 1996           1995           1994
---------------------------------------------------------------------
Global Gold                  $1,350,735     $1,122,431     $1,533,658
Global Natural Resources     $  144,442     $   43,589     $   47,833
Utilities Fund               $  442,714     $  205,544     $  180,145
---------------------------------------------------------------------

VALUATION OF PORTFOLIO SECURITIES

    Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange"), usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

    The Manager typically completes its trading on behalf of the Funds in various markets before the Exchange closes for the day. Securities are priced at market value, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Foreign currency exchange rates are also determined prior to the close of the Exchange. Trading of securities in foreign markets may not take place every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Funds' offices are not open and the Funds' net asset values are not calculated. A Fund's net asset value may be significantly affected on days when shareholders have no access to the Funds. Securities for which market quotations are not readily available, or which may change in value due to events occurring


14                                                  AMERICAN CENTURY INVESTMENTS


after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Directors.

PERFORMANCE

    Each Fund's yield and total return may be quoted in advertising and sales literature. These figures, as well as each Fund's share price, will vary. Past performance should not be considered an indication of future results.

    Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

    YIELD = 2 [(a - b + 1)(6) - 1]
                -----
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    For the 30-day period ended December 31, 1996, the Utilities Fund's yield was 3.66%.

    Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in a Fund's net asset value per share during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

    The Funds' average annual total returns for the one-year, three-year, five-year and life-of-fund periods ended December 31, 1996, are indicated in the table below.

                         AVERAGE ANNUAL TOTAL RETURNS

                         One       Three        Five       Life of
                        Year        Year        Year        Fund
---------------------------------------------------------------------

Global Gold(1)         (2.76%)    (4.01%)      7.92%        2.45%
Global Natural
Resources(2)           15.45%        N/A        N/A        11.15%
Utilities Fund(3)       4.82%      8.57%        N/A         8.43%
---------------------------------------------------------------------

(1)Commenced operations on August 17, 1988.

(2)Commenced operations on September 15, 1994.

(3)Commenced operations on March 1, 1993.

    Average annual total returns for periods of less than one year are calculated by determining a Fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because a Fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.

    In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

    A Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold


STATEMENT OF ADDITIONAL INFORMATION                                          15


with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to:
U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

    Global Gold's sales literature may illustrate the market for gold within the context of historical and current economic conditions. Specific illustrations may include the relationship of the price of gold (per London pm fixing) to 30-year U.S. Treasury bond yields, 30-year U.S. Treasury bond prices, inflation as measured by the Consumer Price Index, or equity securities as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the Dow Jones Industrial Average.

    Indexes may assume reinvestment of dividends, but generally they do not reflect administrative and management costs such as those incurred by a mutual fund.

    Statistics may be used in advertising and sales literature to illustrate historical and projected demand for commodities owned or processed by companies in which Global Natural Resources invests. This may include illustrations such as a chart that shows historical and projected demand for multiple energy sources measured in barrels of oil equivalents, or "BOEs."

    Occasionally, statistics may be used to illustrate Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is "beta." Beta expresses Fund volatility relative to the total market as represented by the S&P 500. A beta of more than 1.00 indicates volatility greater than that of the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is "standard deviation." Standard deviation is used to measure the variability of net asset value or total return relative to an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken to achieve a desired performance.

    The Funds' shares are sold without a sales charge (a "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

    The Manager may obtain ratings from one or more rating agencies and may publish such ratings in advertisements and sales literature.

TAXES

    Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not incur federal or state income taxes on its net investment income and net realized capital gains distributed to shareholders.

    Distributions from the Funds are taxable to shareholders regardless of whether they are taken in cash or reinvested in additional shares. For federal income tax purposes, shareholders receiving distributions in the form of additional shares will have a basis in each such share equal to a Fund's net asset value per share on the reinvestment date.


16                                                  AMERICAN CENTURY INVESTMENTS


    Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. With respect to Global Gold, the Board of Directors does not expect to declare dividends on a regular basis. To the extent that a Fund's dividends consist of dividend income from domestic corporations, such dividends may be eligible for the dividends-received deduction available to corporations. Shareholders will be notified annually of the federal tax status of distributions.

    As of December 31, 1996, Utilities Fund had a capital loss carryover of $194,348 that will expire on December 31, 2003. No capital gain distributions will be made by Utilities Fund until its capital loss carryovers have been offset or have expired.

    Gains attributable to the disposition of Global Gold's direct investments in gold bullion or coins do not qualify as income for purposes of satisfying diversification tests under the Code. If a Fund realizes greater than 10% of its income from such non-qualifying sources, it would incur federal income and state taxes on the net investment income and capital gains it distributes to shareholders.

    A Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, a Fund must timely distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31st of the calendar year. Any distributions declared by a Fund in December and paid in January of the following year are taxable as if they were paid on December 31st.

    A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold at the Fund's fiscal year end), which may cause the Fund to recognize income without receiving sufficient cash for making distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes. Each Fund will monitor its transactions and may make such tax elections as the Manager deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. Each Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income distributed to shareholders as ordinary income.

    Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFIC"s). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC and gains from the sale of PFIC shares are treated as excess distributions. These excess distributions and gains may be subject to federal income tax. Interest charges may also be imposed on a Fund with respect to deferred taxes arising from such excess distributions or gains.

    Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.


STATEMENT OF ADDITIONAL INFORMATION                                           17


    Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially compared to that of a fund that did not invest in PFIC shares.

    Earnings derived by a Fund from sources outside the United States may be subject to non-U.S. withholding and possibly other taxes. Such taxes might be reduced or eliminated under the terms of a U.S. income tax treaty, and a Fund would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by a Fund, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her taxable income from foreign sources. Gains realized by a Fund from the sale of securities will be treated as derived from U.S. sources, and certain currency gains, including gains from foreign-currency-denominated debt securities, receivables, and payables, will be treated as income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, which may include certain dividends received from the Fund and certain other types of income. Accordingly, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

    Some of the debt securities that may be acquired by a Fund may be treated in the same way as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

    Some of the debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent that it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund and at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

    Generally, a Fund will be required to distribute dividends representing discounts on debt securities that are currently includable in income to shareholders, even if cash representing such income has not been received by the Fund. Cash to pay such dividends may be obtained from proceeds of sales of securities held by the Fund.

    Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and calendar-year distribution requirements.

TAXATION OF U.S. SHAREHOLDERS

    Upon redeeming, selling, or exchanging shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

    A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on a redemption, sale, or exchange of shares would be disallowed to the


18                                                  AMERICAN CENTURY INVESTMENTS


extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date shares were disposed of. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. SHAREHOLDERS

    U.S. taxation of a shareholder who is a nonresident alien individual or a non-U.S. corporation, partnership, trust, or estate depends on whether the payments received from the Fund are "effectively connected" with a U.S. trade or business carried on by such a shareholder. Ordinarily, income from a Fund will not be treated as "effectively connected."

    If the payments received from a Fund are effectively connected with a U.S. trade or business of the shareholder, all distributions of net investment income and net capital gains of the Fund and gains realized upon the redemption, exchange, or other taxable disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic entities, although the tax may be eliminated under the terms of an applicable U.S. income tax treaty. Non-U.S. corporate shareholders also may be subject to a branch profits tax with respect to payments from the Fund.

    If the shareholder is not engaged in a U.S. trade or business, or the payments received from a Fund are not effectively connected with the conduct of such a trade or business, the shareholder will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and net realized short-term capital gain received. Non-U.S. shareholders not engaged in a U.S. trade or business or having no effectively connected income may also be subject to U.S. taxes at the rate of 30% (or a lower treaty rate) on additional distributions as a result of the Fund's election to treat any non-U.S. taxes it pays as though the taxes were paid by its shareholders.

    Distributions of net realized long-term capital gains and any capital gains realized by non-U.S. shareholders upon the redemption or other taxable disposition of shares generally will not be subject to U.S. tax. In the case of individuals and other nonexempt non-U.S. shareholders who fail to furnish the Fund with required certifications regarding their foreign status on IRS Form W-8 or an appropriate substitute, the Fund may be required to impose backup withholding of U.S. tax at the rate of 31% on distributions of net realized capital gains and proceeds of redemptions and exchanges.

    The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. Shareholders who are neither citizens nor residents of the United States may be subject to a nonresident alien withholding tax of 30% or a lower treaty rate, depending on the country in which they reside. The Funds' distributions also may be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether a Fund is a suitable investment based on the investor's tax situation.

ABOUT AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

    American Century Quantitative Equity Funds (the "Corporation"), formerly known as Benham Equity Funds, was organized as a California corporation on December 31, 1987. The Corporation, formerly known as the Benham Equity Funds, is authorized to issue 10 series and to issue two billion (2,000,000,000) shares of each series. Within each series, the Board of Directors may issue an unlimited number of shares. Currently, there are five series in the Corporation:
American Century Global Gold Fund (formerly known as Benham Global Gold Fund and Benham Gold Equities Index Fund), American Century Global Natural Resources Fund (formerly known as Benham Global Natural Resources Index Fund) and American Century Utilities Fund (formerly known as Benham Utilities Income Fund) are described in this Statement of Additional Information. With respect to each series, shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights. All consideration received by the Corporation for shares of any series, and all assets, income, and gains (or losses) earned
thereon,   belong  to  that  series  exclusively  and  are  subject  to  related liabilities.

    Shares of each series have equal voting rights, provided that each series votes separately on matters affecting only that series. Each shareholder is entitled


STATEMENT OF ADDITIONAL INFORMATION                                           19


to vote based on the total dollar interest in a Fund as of the record date for a shareholder meeting. The election of Directors is determined by the votes received from all of the Corporation's shareholders without regard to whether a majority of shareholders voted in favor of a particular nominee or all nominees of a group. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, three votes for each of two candidates, etc.

    CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Funds' assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining a Fund's investment policies or in determining which securities are sold or purchased by a Fund.

    INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Funds' independent auditors and audits the annual financial statements.

    For the current fiscal year, which started on January 1, 1997, the Directors of the Funds have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

MULTIPLE CLASS STRUCTURE

    The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to three classes of funds: an Investor Class, an Advisor Class and an Institutional Class. Not all funds offer all three classes.

    The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the Manager as Investor Class shareholders. As a result, the Manager is able to charge these classes a lower unified management fee. In addition to the management fee, however, the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described below). The Plan has been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Advisor Class have approved and entered into a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (the "Plan") which is described below.

    In adopting the Plan, the Board of Directors [including a majority who are not "interested persons" of the funds (as defined in the Investment Company
Act), hereafter referred to as the "independent directors"] determined that there was a reasonable likelihood that the Plan would benefit the funds and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plan is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plan. Continuance of the Plan must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plan may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plan may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in


20                                                  AMERICAN CENTURY INVESTMENTS


the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

    All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers
(NASD).

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the funds' Advisor Class of shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

    Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

    To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay the Distributor a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

    Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (b) compensation to registered representatives or other employees of the Distributor who engages in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of the Distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares;
(i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (n) such other distribution and services activities as the Manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.

DIRECTORS AND OFFICERS

    Each Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Corporation (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Funds; the


STATEMENT OF ADDITIONAL INFORMATION                                           21


Funds' Manager; the Funds' agent for transfer and administrative services, American Century Services Corporation (ACS); the Funds' distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below also serves as a Trustee or Director of other funds advised by the Manager.

    Unless otherwise noted, a date in parentheses indicates the date the Director or officer began his or her service in a particular capacity. The Directors' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

DIRECTORS

    *JAMES M. BENHAM, Chairman of the Board of Directors (1988), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of Benham Management Corporation (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

    ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

    RONALD J. GILSON, independent Director (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

    MYRON S. SCHOLES, independent Director (1988). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

    KENNETH E. SCOTT, independent Director (1988). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (1994).

    ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

    *JAMES STOWERS III, Director (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

    JEANNE D. WOHLERS, independent Director (1988). Ms. Wohlers is a private investor, and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

    *JAMES M. BENHAM, President and Chief Executive Officer (1996).

    *WILLIAM M. LYONS, Executive Vice President (1996); President, Chief Operating Officer and General Counsel of ACC; Executive Vice President, Chief Operating Officer and General Counsel of ASC and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

    *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

    *MERLE MAY, Controller for Utilities Fund (1996).

    *ROBERT J. LEACH, Controller for Global Gold and Global Natural Resources
(1996).


22                                                 AMERICAN CENTURY INVESTMENTS

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                           Aggregate           Pension or Retirement        Estimated            Total Compensation
Name of                  Compensation         Benefits Accrued As Part   Annual Benefits      From the American Century
Director*               From Each Fund           of Fund Expenses        Upon Retirement          Family of Funds**
------------------------------------------------------------------------------------------------------------------------

Albert A. Eisenstat  $2,081  (Global Gold)        Not Applicable          Not Applicable               $70,500
                     $1,267  (Natural Resources)
                     $1,475  (Utilities)

Ronald J. Gilson     $1,966  (Global Gold)        Not Applicable          Not Applicable               $67,500
                     $1,254  (Natural Resources)
                     $1,444  (Utilities)

Myron S. Scholes     $1,810  (Global Gold)        Not Applicable          Not Applicable               $64,000
                     $1,239  (Natural Resources)
                     $1,403  (Utilities)

Kenneth E. Scott     $2,524  (Global Gold)        Not Applicable          Not Applicable               $80,273
                     $1,288  (Natural Resources)
                     $1,642  (Utilities)

Ezra Solomon***      $2,022  (Global Gold)        Not Applicable          Not Applicable               $65,000
                     $1,255  (Natural Resources)
                     $1,469  (Utilities)

Isaac Stein          $2,056  (Global Gold)        Not Applicable          Not Applicable               $69,500
                     $1,258  (Natural Resources)
                     $1,478  (Utilities)

Jeanne D. Wohlers    $2,296  (Global Gold)        Not Applicable          Not Applicable               $75,250
                     $1,277  (Natural Resources)
                     $1,556  (Utilities)
------------------------------------------------------------------------------------------------------------------------

*  Interested Directors receive no compensation for their services as such.

** Includes compensation paid by the fifteen investment company members of the American Century family of funds.

***Retired December, 1996.

    *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

    *JON ZINDEL, Tax Officer, (1997); Director of Taxation (1996); Tax Manager, Price Waterhouse LLP (1989).

    As of April 7, 1997, the Funds' Directors and officers as a group owned less than 1% of the Funds' outstanding shares.

    The table above summarizes the compensation that the Directors of the Funds received for the Funds' fiscal year ended December 31, 1996, as well as the compensation received for serving as Director or Trustee of the other funds.

MANAGEMENT

    Each Fund has an investment management agreement with the Manager dated August 1, 1997. This agreement was approved by the shareholders of each of the Funds on July 30, 1997.

    For the services provided to the Funds, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category (Equity Funds) which are managed by the Manager (the " Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex


STATEMENT OF ADDITIONAL INFORMATION                                           23


Fee are then added to determine the unified management fee payable by the Fund to the Manager.

    The schedule by which the Investment Category Fee is determined is as follows:

Category Assets                                                    Fee Rate
----------------------------------------------------------------------------
First $1 billion                                                   0.5200%
Next $5 billion                                                    0.4600%
Next $15 billion                                                   0.4160%
Next $25 billion                                                   0.3690%
Next $50 billion                                                   0.3420%
Next $150 billion                                                  0.3390%
Thereafter                                                         0.3380%
----------------------------------------------------------------------------


    The Complex Fee Schedule (Investor Class) is as follows:

Complex Assets                                                     Fee Rate
----------------------------------------------------------------------------
First $2.5 billion                                                 0.3100%
Next $7.5 billion                                                  0.3000%
Next $15.0 billion                                                 0.2985%
Next $25.0 billion                                                 0.2970%
Next $50.0 billion                                                 0.2960%
Next $100.0 billion                                                0.2950%
Next $100.0 billion                                                0.2940%
Next $200.0 billion                                                0.2930%
Next $250.0 billion                                                0.2920%
Next $500.0 billion                                                0.2910%
Thereafter                                                         0.2900%
----------------------------------------------------------------------------

    The Complex Fee schedule for the Institutional Class is lower by 0.2000% at each graduated step. For example, if the Investor Class Complex Fee is 0.3000% for the first $2 billion, the Institutional Class Complex Fee is 0.1000% (0.3000% minus 0.2000%) for the first $2 billion. The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step.

    On the first business day of each month, the Funds pay a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the Funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Directors of the Funds who are not parties to the agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the Funds' Board of Directors, or by a vote of a majority of the Funds' shareholders, on 60 days' written notice to the Manager, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the Manager shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the Manager and its officers, Directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the Funds and also for other clients advised by the Manager. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the Manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

    The Manager may aggregate purchase and sale orders of the Funds with purchase and sale orders of its other clients when the Manager believes that such


24                                                  AMERICAN CENTURY INVESTMENTS


aggregation provides the best execution for the Funds. The Funds' Board of Directors has approved the policy of the Manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the Funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The Manager will not aggregate portfolio transactions of the Funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the Funds and the terms of the management agreement. The Manager receives no additional compensation or remuneration as a result of such aggregation.

    In addition to managing the Funds, the Manager also acts as an investment adviser to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, and American Century International Bond Funds.

    Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the Funds. Benham Management Corporation is, like the Manager, wholly-owned by ACC.

    Investment advisory fees paid by each Fund to the Manager for the fiscal years ended December 31, 1996, 1995 and 1994 are indicated in the following table. Fee amounts are net of any reimbursements under the prior agreement with Benham Management Corporation.

                           INVESTMENT ADVISORY FEES*

                                 1996         1995          1994
----------------------------------------------------------------------------
Global Gold                  $1,645,729    $1,776,728    $1,884,679
Global Natural Resources     $   74,093    $        0    $        0
Utilities Fund               $  526,012    $  540,339    $  415,129
----------------------------------------------------------------------------

*Net of reimbursements

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the Funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the Funds and of the Manager. The Manager pays American Century Services Corporation for such services.

    Prior  to  August  1,  1997,  the  Funds  paid  American   Century  Services
Corporation directly for its services as transfer agent and administrative services agent.

    Administrative service and transfer agent fees paid by the Funds for the fiscal years ended December 31, 1996, 1995, and 1994, are indicated in the on the following tables. Fee amounts are net of expense limitations.

                             ADMINISTRATIVE FEES*

                                1996         1995          1994
----------------------------------------------------------------------------
Global Gold                  $525,854     $549,463       $583,896
Global Natural Resources     $ 45,527     $  7,049       $      0
Utilities Fund               $160,940     $170,950       $163,339
----------------------------------------------------------------------------

*Net of reimbursements

                             TRANSFER AGENT FEES*

                                1996         1995          1994
----------------------------------------------------------------------------
Global Gold                   $644,392     $702,149      $645,099
Global Natural Resources      $113,382     $ 62,844      $      0
Utilities Fund                $370,118     $414,319      $447,668
----------------------------------------------------------------------------

*Net of reimbursements

DISTRIBUTION OF FUND SHARES

    The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.


STATEMENT OF ADDITIONAL INFORMATION                                           25


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

    American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Corporation or one of its series; to avoid jeopardizing a series' tax status; or whenever, in the Manager's opinion, such rejection is in the Corporation's or a series' best interest. As of April 7, 1997, to the knowledge of the Funds, the shareholders listed in the chart below were the only record holders of greater than 5% of the outstanding shares of the individual Funds.

Fund                                   Global Gold
--------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                       5,761,158
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            15%
--------------------------------------------------------------------------------

Fund                                   Global Natural Resources
--------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                       1,128,529
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            21%
--------------------------------------------------------------------------------

Fund                                   Global Natural Resources
--------------------------------------------------------------------------------
Shareholder Name and                   Pershing Division of Donaldson
Address                                Lufkin & Jenrette Securities Corp
                                       Mutual Funds, 7th Floor
                                       Jersey City, NJ 07303
--------------------------------------------------------------------------------
# of Shares Held                       995,054
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            19%
--------------------------------------------------------------------------------

Fund                                   Utilities Fund
--------------------------------------------------------------------------------
Shareholder Name and                   Charles Schwab & Co.
Address                                101 Montgomery Street
                                       San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                       1,428,182
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                            13%
--------------------------------------------------------------------------------

    ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

OTHER INFORMATION

    For further information, refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us.


26                                                 AMERICAN CENTURY INVESTMENTS


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com

                            [american century logo]
                                    American
                                Century(reg.sm)

9709           [recycled logo]
SH-BKT-9458       Recycled

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


1933 Act Post-Effective Amendment No. 20
1940 Act Amendment No. 22
--------------------------------------------------------------------------------

PART C   OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS. Audited financial statements for the fiscal year ended December 31, 1996, for American Century Quantitative Equity Funds are filed herein as included in the Statement of Additional Information by reference to the Annual Reports dated December 31, 1996, filed on February 26, 1997, (Accession # 827060-97-000002).

(b)      EXHIBITS.

         (1) Amended and Restated Articles of Incorporation dated July 30, 1997, are included herein.

         (2) Amended and Restated Bylaws dated May 31, 1995, are incorporated herein by reference to Exhibit 2(c) of
                  Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 827060-96-000009).

         (3)      Not applicable.

         (4) a) A specimen copy of the American Century Global Gold Fund share certificate is incorporated herein by reference to
                  Exhibit 4 to Pre-Effective Amendment No. 2 filed July 12,1988.

                  b) A specimen copy of the American Century Income & Growth Fund share certificate is incorporated herein by reference to
                  Exhibit  4 to  Post-Effective  Amendment  No 5 filed  March 1,
                  1991.

                  c) A specimen copy of the American Century Equity Growth Fund share certificate is incorporated herein by reference to
                  Exhibit  4 to  Post-Effective  Amendment  No 5 filed  March 1,
                  1991.

                  d) A specimen copy of the American Century Utilities Fund share certificate is incorporated herein by reference to
                  Exhibit 4(d) to Post-Effective Amendment No. 11 filed February 28, 1993.

                  e) A specimen copy of the American Century Global Natural Resources Fund share certificate is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 13 filed.

         (5) a) Investor Class Investment Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

                  b) Advisor Class Investment Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 27 to the Registration Statement for American Century Target Maturities Trust, filed August 29, 1997.

                  c) Institutional Class Investment Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, is included herein.

         (6) Distribution Agreement between American Century Quantitative Equity Funds and American Century Investment Services, Inc., dated August 1, 1997, is incorporated herein by reference to
                  Exhibit 6 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

         (7)      Not applicable.

         (8) Custodian Agreement between American Century Quantitative Equity Funds and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997 (Accession #773674-97-000002).

         (9) Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment #33 to the Registration Statement for American Century Government Income Trust, filed on July 31, 1997 (Accession #773674-97-000014).

         (10) Opinion and consent of counsel as to the legality of the securities being registered, dated February 27, 1997, is incorporated herein by reference to Rule 24f-2 Notice filed on February 27, 1997 (Accession # 827060-97-000004).

         (11) Consent of KPMG Peat Marwick LLP, independent auditors, is incorporated herein by reference to Exhibit 11 of Post-Effective Amendment No. 19 to the Registration Statement, filed on April 30, 1997 (Accession #827060-97-000007).

         (12)     Not applicable.

         (13)     Not applicable.

         (14) a) American Century Individual Retirement Account plan, including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 9 filed October 3, 1992.

                  b) American Century Pension/Profit-Sharing plan, including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 9 filed October 3, 1992.

         (15) Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997, is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 27 to the Registration Statement for American Century Target Maturities Trust, filed August 29, 1997.

         (16)     Schedule  for  computation  of  each   performance   quotation
                  provided in response to Item 22 is incorporated herein by reference to Exhibit 16 of Post-Effective Amendment No. 19 to the Registration Statement, filed April 30, 1997 (Accession #827060-97-000007).

         (17) Power of Attorney dated February 28, 1997, is incorporated herein by reference to Exhibit 17 of Post-Effective Amendment No. 19 to the Registration Statement, filed April 30, 1997 (Accession #827060-97-000007).

         (18) Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997, is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 27 to the Registration Statement for American Century Target Maturities Trust, filed August 29, 1997.


Item 25. Persons Controlled by or Under Control with Registrant.

     None.

Item 26. Number of Holders of Securities.

     As of July 31, 1997, the Funds had the following number of shareholders of record:

        American Century Global Gold Fund                           23,083
        American Century Income & Growth Fund                       48,109
        American Century Equity Growth Fund                         26,730
        American Century Utilities Fund                              9,881
        American Century Global Natural Resources                    4,157

Item 27. Indemnification.

     Under the laws of the State of California, the Directors are entitled and empowered to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Corporation assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Director or officer in connection with any claim, action, suit, or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Corporation. The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution adopted by the Board of Directors.

     Registrant hereby incorporates by reference, as though set forth fully herein, Article II, Section 16 of Registrant's Amended and Restated Bylaws, dated May 31, 1995, appearing as Exhibit 2(c) of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 827060-96-000009).

Item 28. Business and Other Connections of Investment Advisor.

     American Century Investment Management, Inc., the investment manager to each of the Registrant's Funds, is engaged in the business of managing investments for deferred compensation plans and other institutional investors.

Item 29. Principal Underwriters.

     The Registrant's distribution agent, American Century Investment Services, Inc., is distribution agent to American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century Municipal Trust, American Century Target Maturities Trust, American Century Quantitative Equity Funds, American Century International Bond Funds, American Century Investment Trust, American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. The information required with respect to each director, officer or partner of American Century Investment Services, Inc. is incorporated herein by reference to American Century Investment Services, Inc. Form B-D filed on November 21, 1985 (SEC File No. 8-35220; Firm CRD No. 17437).

Item 30. Location of Accounts and Records.

     American Century Investment Management, Inc., the Registrant, and its agent for transfer and administrative services, American Century Services Corporation, maintains their principal office at 4500 Main St., Kansas City, MO 64111. American Century Services Corporation maintains physical possession of each account, book, or other document, and shareholder records as required by ss.31(a) of the 1940 Act and rules thereunder. The computer and data base for shareholder records are located at Central Computer Facility, 401 North Broad Street, Sixth Floor, Philadelphia, PA 19108.

Item 31. Management Services.

     Not applicable.

Item 32. Undertakings.

     Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 20/Amendment No. 22 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, and State of California, on the 27th day of August, 1997. I hereby certify that this Amendment meets the requirements for immediate effectiveness pursuant to Rule 485(b).

                             AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


                             By: /s/ Douglas A. Paul
                                 Douglas A. Paul
                                 Vice President and Associate General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20/Amendment No. 22 has been signed below by the following persons in the capacities and on the dates indicated.

                                                                            Date
*                                    Chairman of the Board of Directors,    August 27, 1997
---------------------------------    President, and
James M. Benham                      Chief Executive Officer

*                                    Director                               August 27, 1997
---------------------------------
Albert A. Eisenstat

*                                    Director                               August 27, 1997
---------------------------------
Ronald J. Gilson

*                                    Director                               August 27, 1997
---------------------------------
Myron S. Scholes

*                                    Director                               August 27, 1997
---------------------------------
Kenneth E. Scott

*                                    Director                               August 27, 1997
---------------------------------
Isaac Stein

*                                    Director                               August 27, 1997
---------------------------------
James E. Stowers III

*                                    Director                               August 27, 1997
---------------------------------
Jeanne D. Wohlers

*                                    Chief Financial Officer, Treasurer     August 27, 1997
---------------------------------
Maryanne Roepke

/s/ Douglas A. Paul
*by Douglas A. Paul, Attorney in Fact (pursuant to a Power of Attorney dated February 28, 1997).